UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3583

Fidelity Mt. Vernon Street Trust
 (Exact name of registrant as specified in charter)

82 Devonshire St., Boston, Massachusetts 02109
 (Address of principal executive offices)       (Zip code)

Scott C. Goebel, Secretary

82 Devonshire St.

Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	November 30

Date of reporting period:	November 30, 2008

Item 1. Reports to Stockholders

Fidelity®
130/30 Large Cap
Fund

Annual Report

November 30, 2008

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, changes in net assets and cash flows as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Turmoil has been the watchword for the world's securities markets in 2008, with domestic and international stocks down sharply amid the global credit squeeze. A flight to quality boosted returns for U.S. Treasuries, one of the few asset classes with positive results heading into the latter stages of the year. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average annual total returns take 130/30 Large Cap's cumulative total return and show you what would have happened if 130/30 Large Cap shares had performed at a constant rate each year. These numbers will be reported once the fund is a year old.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in 130/30 Large Cap, a class of the fund, on March 31, 2008, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500SM Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Keith Quinton, Portfolio Manager of Fidelity® 130/30 Large Cap Fund

Equity markets dropped sharply during the 12 months ending November 30, 2008, as home values fell, credit availability decreased and liquidity became increasingly scarce. In that time, the Standard & Poor's 500SM Index fell 38.09%. All 10 sectors in the S&P 500® were negative, led by a nearly 58% decline in financials. Beginning in September, the U.S. economy spiraled downward, as several large financial institutions went bankrupt, were forced into acquisitions or were taken over by the federal government. The Federal Reserve Board facilitated many of these and other transactions, and also lowered the federal funds target rate twice in October - on top of five other rate cuts during the year - leaving it at 1.00% at period end. The stock market continued to perform erratically, however, as unemployment levels rose, energy prices dropped and consumer confidence waned. The Dow Jones Industrial AverageSM declined 32.11% for the 12-month period, while the technology-heavy NASDAQ Composite® Index dropped 41.80%. By comparison, the MSCI® EAFE® Index (Europe, Australasia, Far East) - a measure of developed markets outside the U.S. and Canada - tumbled 47.70%.

Since its inception on March 31, 2008, through November 30, 2008, the fund's Retail Class shares lost 36.00%, trailing the S&P 500's 31.16% decline during that time frame. Performance was hurt by the fund's exposure to economically sensitive stocks in industrials and energy, by stock selection in utilities and consumer staples, and by the fund's use of S&P 500 futures, which fell. Strong relative returns in financials, consumer discretionary and health care helped. Returns were hurt by underweighting energy giant Exxon Mobil, and our holdings in United States Steel, which fell on slumping demand and prices. Engine manufacturer Cummins and Western Digital, a low-margin technology company, also suffered. Food producer Tyson Foods was affected by the credit freeze, and oil exploration and production company Nabors Industries saw decreased demand for its services. Performance was aided by underweighting conglomerate General Electric, which was fully exposed to the economic downturn and financial crisis. The fund also did well to underweight troubled insurance giant American International Group (AIG). Fast-food restaurant chain McDonald's performed well and gained as consumers cut costs. MGM Mirage, an out-of-benchmark short position, contributed to results as the casino and hotel company's stock tumbled, reflecting economic weakness. Some stocks I've mentioned were not held at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2008 to November 30, 2008).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio	Beginning Account Value June 1, 2008	Ending Account Value November 30, 2008	Expenses Paid During Period* June 1, 2008 to November 30, 2008
Class A	2.50%
Actual		$ 1,000.00	$ 587.50	$ 9.92
HypotheticalA		$ 1,000.00	$ 1,012.50	$ 12.58
Class T	2.75%
Actual		$ 1,000.00	$ 586.60	$ 10.91
HypotheticalA		$ 1,000.00	$ 1,011.25	$ 13.83
Class B	3.25%
Actual		$ 1,000.00	$ 585.30	$ 12.88
HypotheticalA		$ 1,000.00	$ 1,008.75	$ 16.32
Class C	3.25%
Actual		$ 1,000.00	$ 585.30	$ 12.88
HypotheticalA		$ 1,000.00	$ 1,008.75	$ 16.32
130/30 Large Cap	2.25%
Actual		$ 1,000.00	$ 588.80	$ 8.94
HypotheticalA		$ 1,000.00	$ 1,013.75	$ 11.33
Institutional Class	2.25%
Actual		$ 1,000.00	$ 588.80	$ 8.94
HypotheticalA		$ 1,000.00	$ 1,013.75	$ 11.33

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Long Stocks as of November 30, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
ConocoPhillips	4.0	3.7
Pfizer, Inc.	3.9	0.0
JPMorgan Chase & Co.	3.4	2.8
McDonald's Corp.	3.4	2.2
Amgen, Inc.	3.3	0.0
International Business Machines Corp.	3.2	3.3
Altria Group. Inc.	3.0	1.7
Tyco International Ltd.	2.6	0.9
Kroger Co.	2.5	0.8
Northrop Grumman Corp.	2.5	0.7
	31.8
Top Ten Short Stocks as of November 30, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Kohl's Corp.	(1.7)	(0.4)
Itron, Inc.	(1.2)	(0.0)
Ultimate Software Group, Inc.	(1.2)	(0.0)
Expeditors International of Washington, Inc.	(1.1)	(0.0)
K-Swiss, Inc. Class A	(1.0)	(0.6)
LKQ Corp.	(1.0)	(0.0)
Healthcare Services Group, Inc.	(1.0)	(0.6)
Riverbed Technology, Inc.	(0.9)	(1.0)
Waters Corp.	(0.9)	(0.0)
PPL Corp.	(0.9)	(0.0)
	(10.9)
Market Sectors as of November 30, 2008 (% of fund's net assets)
	Long	Short	Net
Health Care	17.4	(2.9)	14.5
Energy	16.1	(1.9)	14.2
Consumer Staples	13.0	(0.0)	13.0
Financials	14.7	(1.7)	13.0
Industrials	15.0	(4.0)	11.0
Information Technology	20.0	(9.1)	10.9
Consumer Discretionary	14.5	(8.5)	6.0
Telecommunication Services	4.4	(0.7)	3.7
Utilities	5.6	(2.2)	3.4
Materials	4.7	(2.6)	2.1
Market Sectors as of May 31, 2008 (% of fund's net assets)
	Long	Short	Net
Information Technology	18.6	(5.7)	12.9
Financials	13.4	(1.2)	12.2
Energy	12.3	(0.3)	12.0
Industrials	11.7	(2.0)	9.7
Consumer Staples	9.3	(0.3)	9.0
Health Care	11.3	(2.7)	8.6
Consumer Discretionary	15.4	(8.8)	6.6
Materials	5.4	(1.3)	4.1
Telecommunication Services	3.1	(0.4)	2.7
Utilities	5.1	(2.5)	2.6
Equity Exposure (% of fund's net assets)
As of November 30, 2008	As of May 31, 2008
Long equity positions* 130.8%	Long equity positions* 122.7%
Short equity positions (33.6)%	Short equity positions (25.2)%
Net equity positions 97.2%	Net equity positions 97.5%

*Long equity positions are adjusted to reflect the effect of future contracts.

Annual Report

Investments November 30, 2008

Showing Percentage of Net Assets

LONG STOCK POSITIONS (d) - 125.4%
	Shares	Value
COMMON STOCKS - 125.4%
CONSUMER DISCRETIONARY - 14.5%
Diversified Consumer Services - 1.7%
Apollo Group, Inc. Class A (non-vtg.) (a)	10,000	$ 768,400
H&R Block, Inc.	60,000	1,147,800
		1,916,200
Hotels, Restaurants & Leisure - 3.7%
McDonald's Corp.	67,000	3,936,250
Nathan's Famous, Inc. (a)	30,000	399,600
		4,335,850
Household Durables - 0.6%
Sealy Corp., Inc.	100,300	301,903
Snap-On, Inc.	12,000	432,600
		734,503
Leisure Equipment & Products - 0.7%
Hasbro, Inc.	30,000	804,000
Media - 2.4%
Comcast Corp. Class A (special) (non-vtg.)	70,000	1,173,900
DreamWorks Animation SKG, Inc. Class A (a)	47,800	1,104,180
Virgin Media, Inc.	110,000	520,300
		2,798,380
Specialty Retail - 0.8%
AutoZone, Inc. (a)	3,000	327,660
Sherwin-Williams Co.	10,000	589,300
		916,960
Textiles, Apparel & Luxury Goods - 4.6%
Coach, Inc. (a)	50,000	895,000
G-III Apparel Group Ltd. (a)	40,300	319,579
Hanesbrands, Inc. (a)	35,000	452,200
Jones Apparel Group, Inc.	40,000	205,200
NIKE, Inc. Class B	45,000	2,396,250
Phillips-Van Heusen Corp.	19,400	338,336
Polo Ralph Lauren Corp. Class A	5,000	216,000
Skechers U.S.A., Inc. Class A (sub. vtg.) (a)	27,500	331,100
Warnaco Group, Inc. (a)	12,700	227,330
		5,380,995
TOTAL CONSUMER DISCRETIONARY		16,886,888
CONSUMER STAPLES - 13.0%
Beverages - 2.6%
Anheuser Busch InBev NV	20,600	339,436
LONG STOCK POSITIONS (d) - CONTINUED
	Shares	Value
CONSUMER STAPLES - continued
Beverages - continued
Anheuser Busch InBev NV rights 12/9/08 (a)	10,000	$ 121,484
Constellation Brands, Inc. Class A (sub. vtg.) (a)	25,000	319,000
Molson Coors Brewing Co. Class B	50,000	2,223,500
		3,003,420
Food & Staples Retailing - 5.8%
BJ's Wholesale Club, Inc. (a)	36,000	1,288,080
Kroger Co.	105,000	2,904,300
SUPERVALU, Inc.	55,000	655,050
The Pantry, Inc. (a)	30,000	580,200
Wal-Mart Stores, Inc.	24,000	1,341,120
		6,768,750
Food Products - 1.4%
Chiquita Brands International, Inc. (a)	40,000	446,000
Tyson Foods, Inc. Class A	177,000	1,187,670
		1,633,670
Personal Products - 0.2%
NBTY, Inc. (a)	15,000	218,550
Tobacco - 3.0%
Altria Group, Inc.	216,700	3,484,536
TOTAL CONSUMER STAPLES		15,108,926
ENERGY - 16.1%
Energy Equipment & Services - 4.4%
ENSCO International, Inc.	36,300	1,176,483
Noble Corp.	45,000	1,205,550
Oil States International, Inc. (a)	20,000	428,400
Patterson-UTI Energy, Inc.	40,000	499,600
Rowan Companies, Inc.	35,000	607,250
Tidewater, Inc.	30,000	1,184,400
		5,101,683
Oil, Gas & Consumable Fuels - 11.7%
Alpha Natural Resources, Inc. (a)	24,000	532,560
Chevron Corp.	35,000	2,765,350
Cimarex Energy Co.	14,500	411,365
ConocoPhillips	88,300	4,637,516
Exxon Mobil Corp.	20,000	1,603,000
Foundation Coal Holdings, Inc.	25,000	356,750
Frontier Oil Corp.	25,000	298,500
LONG STOCK POSITIONS (d) - CONTINUED
	Shares	Value
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Tesoro Corp.	60,000	$ 551,400
Valero Energy Corp.	114,700	2,104,745
Walter Industries, Inc.	20,000	364,800
		13,625,986
TOTAL ENERGY		18,727,669
FINANCIALS - 14.7%
Commercial Banks - 2.5%
National City Corp.	400,000	804,000
Wachovia Corp.	200,000	1,124,000
Wells Fargo & Co.	35,000	1,011,150
		2,939,150
Consumer Finance - 1.8%
Capital One Financial Corp.	60,000	2,064,600
Diversified Financial Services - 3.5%
JPMorgan Chase & Co.	125,500	3,973,330
KKR Financial Holdings LLC	100,000	98,000
		4,071,330
Insurance - 6.1%
ACE Ltd.	23,000	1,201,750
American International Group, Inc.	85,000	170,850
Berkshire Hathaway, Inc. Class B (a)	800	2,799,200
Endurance Specialty Holdings Ltd.	20,000	538,400
Loews Corp.	46,000	1,259,940
MetLife, Inc.	25,000	719,000
The Travelers Companies, Inc.	10,000	436,500
		7,125,640
Real Estate Investment Trusts - 0.8%
CapitalSource, Inc.	15,000	78,150
General Growth Properties, Inc.	50,000	69,000
Home Properties, Inc.	900	35,100
Public Storage	10,000	698,900
		881,150
TOTAL FINANCIALS		17,081,870
LONG STOCK POSITIONS (d) - CONTINUED
	Shares	Value
HEALTH CARE - 17.4%
Biotechnology - 4.3%
Amgen, Inc. (a)	69,000	$ 3,832,260
Cephalon, Inc. (a)	16,000	1,175,680
		5,007,940
Health Care Equipment & Supplies - 1.6%
Baxter International, Inc.	20,000	1,058,000
Datascope Corp.	6,400	334,144
Hill-Rom Holdings, Inc.	23,000	472,420
		1,864,564
Health Care Providers & Services - 1.5%
AMERIGROUP Corp. (a)	20,000	491,200
Hanger Orthopedic Group, Inc. (a)	30,000	481,500
Lincare Holdings, Inc. (a)	20,000	478,600
Patterson Companies, Inc. (a)	15,000	282,300
		1,733,600
Pharmaceuticals - 10.0%
Alpharma, Inc. Class A (a)	20,000	722,000
Johnson & Johnson	47,000	2,753,260
Perrigo Co.	35,000	1,204,350
Pfizer, Inc.	275,000	4,518,250
Warner Chilcott Ltd. (a)	90,000	1,192,500
Wyeth	35,000	1,260,350
		11,650,710
TOTAL HEALTH CARE		20,256,814
INDUSTRIALS - 15.0%
Aerospace & Defense - 5.6%
BAE Systems PLC	220,000	1,204,304
Northrop Grumman Corp.	70,400	2,882,880
Raytheon Co.	26,000	1,268,800
United Technologies Corp.	25,000	1,213,250
		6,569,234
Airlines - 0.4%
UAL Corp.	40,000	450,000
Building Products - 0.7%
Lennox International, Inc.	20,000	552,800
NCI Building Systems, Inc. (a)	20,000	304,400
		857,200
LONG STOCK POSITIONS (d) - CONTINUED
	Shares	Value
INDUSTRIALS - continued
Commercial Services & Supplies - 0.9%
Allied Waste Industries, Inc. (a)	55,000	$ 590,700
R.R. Donnelley & Sons Co.	35,000	446,600
		1,037,300
Electrical Equipment - 1.1%
A.O. Smith Corp.	20,000	654,800
Rockwell Automation, Inc.	20,000	623,000
		1,277,800
Industrial Conglomerates - 3.3%
General Electric Co.	50,000	858,500
Tyco International Ltd.	143,100	2,990,790
		3,849,290
Machinery - 1.1%
Navistar International Corp. (a)	41,000	895,850
Timken Co.	30,000	435,300
		1,331,150
Marine - 0.4%
Safe Bulkers, Inc.	100,000	415,000
Professional Services - 0.2%
MPS Group, Inc. (a)	15,000	99,300
Navigant Consulting, Inc. (a)	7,200	136,152
		235,452
Road & Rail - 1.3%
Norfolk Southern Corp.	10,300	509,541
Union Pacific Corp.	20,000	1,000,800
		1,510,341
TOTAL INDUSTRIALS		17,532,767
INFORMATION TECHNOLOGY - 20.0%
Communications Equipment - 1.8%
Cisco Systems, Inc. (a)	80,000	1,323,200
Foundry Networks, Inc. (a)	35,000	542,150
Polycom, Inc. (a)	15,000	282,450
		2,147,800
Computers & Peripherals - 5.8%
Dell, Inc. (a)	60,000	670,200
International Business Machines Corp.	45,000	3,672,000
LONG STOCK POSITIONS (d) - CONTINUED
	Shares	Value
INFORMATION TECHNOLOGY - continued
Computers & Peripherals - continued
NCR Corp. (a)	67,700	$ 1,027,686
Western Digital Corp. (a)	110,000	1,342,000
		6,711,886
Electronic Equipment & Components - 0.8%
Agilent Technologies, Inc. (a)	50,000	941,500
SYNNEX Corp. (a)	4,000	41,840
		983,340
Internet Software & Services - 0.9%
j2 Global Communications, Inc. (a)	15,000	292,800
Sohu.com, Inc. (a)	15,000	728,100
		1,020,900
IT Services - 4.4%
Accenture Ltd. Class A	63,000	1,951,740
Affiliated Computer Services, Inc. Class A (a)	26,000	1,051,700
Alliance Data Systems Corp. (a)	12,000	519,720
CACI International, Inc. Class A (a)	10,000	444,100
Fidelity National Information Services, Inc.	20,000	343,600
Integral Systems, Inc. (a)	20,000	480,000
SAIC, Inc. (a)	20,000	356,000
		5,146,860
Semiconductors & Semiconductor Equipment - 1.2%
Altera Corp.	78,000	1,147,380
PMC-Sierra, Inc. (a)	60,000	240,600
		1,387,980
Software - 5.1%
BMC Software, Inc. (a)	10,000	249,600
McAfee, Inc. (a)	40,000	1,213,200
Microsoft Corp.	45,000	909,900
Sybase, Inc. (a)	50,000	1,232,000
Symantec Corp. (a)	150,000	1,804,500
Synopsys, Inc. (a)	35,000	561,050
		5,970,250
TOTAL INFORMATION TECHNOLOGY		23,369,016
MATERIALS - 4.7%
Containers & Packaging - 0.6%
Rock-Tenn Co. Class A	20,000	675,400
LONG STOCK POSITIONS (d) - CONTINUED
	Shares	Value
MATERIALS - continued
Metals & Mining - 4.1%
ArcelorMittal SA (NY Shares) Class A	55,000	$ 1,302,400
Cliffs Natural Resources, Inc.	40,000	950,000
Compass Minerals International, Inc.	10,700	599,093
Nucor Corp.	20,000	713,600
Reliance Steel & Aluminum Co.	27,000	556,740
Steel Dynamics, Inc.	80,000	660,800
		4,782,633
TOTAL MATERIALS		5,458,033
TELECOMMUNICATION SERVICES - 4.4%
Diversified Telecommunication Services - 4.4%
Atlantic Tele-Network, Inc.	25,000	573,500
CenturyTel, Inc.	21,000	557,760
Embarq Corp.	35,000	1,142,400
Level 3 Communications, Inc. (a)	200,000	188,060
Premiere Global Services, Inc. (a)	45,000	274,500
Verizon Communications, Inc.	75,000	2,448,750
		5,184,970
UTILITIES - 5.6%
Electric Utilities - 1.3%
FirstEnergy Corp.	25,000	1,464,500
Independent Power Producers & Energy Traders - 1.8%
NRG Energy, Inc. (a)	87,100	2,063,399
Multi-Utilities - 2.5%
CMS Energy Corp.	87,000	883,920
PG&E Corp.	30,000	1,141,200
Sempra Energy	20,000	933,400
		2,958,520
TOTAL UTILITIES		6,486,419
TOTAL COMMON STOCKS (Cost $179,618,722)		146,093,372
TOTAL LONG STOCK POSITIONS - 125.4% (Cost $179,618,722)		146,093,372
U.S. Treasury Obligations - 1.8%
	Principal Amount	Value
U.S. Treasury Bills, yield at date of purchase 0.35% to 1.68% 12/4/08 to 2/5/09 (c) (Cost $2,118,617)	$ 2,120,000	$ 2,119,922
Money Market Funds - 8.0%
	Shares
Fidelity Cash Central Fund, 1.29% (b) (Cost $9,276,817)	9,276,817	9,276,817
TOTAL INVESTMENT PORTFOLIO - 135.2% (Cost $191,014,156)		157,490,111
TOTAL SECURITIES SOLD SHORT - (33.6)% (Proceeds $42,913,528)		(39,122,250)
NET OTHER ASSETS - (1.6)%		(1,903,201)
NET ASSETS - 100%		$ 116,464,660
SHORT STOCK POSITIONS - (33.6%)
Common Stocks - (33.6)%
CONSUMER DISCRETIONARY - (8.5)%
Auto Components - (0.6)%
Amerigon, Inc.	(200,000)	(746,000)
Distributors - (1.0)%
LKQ Corp.	(110,000)	(1,146,200)
Hotels, Restaurants & Leisure - (1.5)%
Choice Hotels International, Inc.	(30,000)	(753,300)
Morgans Hotel Group Co.	(250,000)	(1,000,000)
		(1,753,300)
Household Durables - (0.6)%
Ryland Group, Inc.	(40,000)	(678,800)
Internet & Catalog Retail - (0.7)%
Amazon.com, Inc.	(20,000)	(854,000)
SHORT STOCK POSITIONS - CONTINUED
	Shares	Value
CONSUMER DISCRETIONARY - continued
Multiline Retail - (2.7)%
JCPenney Co., Inc.	(35,000)	$ (664,650)
Kohl's Corp.	(60,000)	(1,959,600)
Saks, Inc.	(130,000)	(560,300)
		(3,184,550)
Specialty Retail - (0.2)%
Coldwater Creek, Inc.	(150,000)	(288,000)
Textiles, Apparel & Luxury Goods - (1.0)%
K-Swiss, Inc. Class A	(95,000)	(1,197,000)
TOTAL CONSUMER DISCRETIONARY		(9,847,850)
ENERGY - (1.9)%
Energy Equipment & Services - (0.5)%
FMC Technologies, Inc.	(20,000)	(549,400)
Oil, Gas & Consumable Fuels - (1.4)%
Cabot Oil & Gas Corp.	(20,000)	(599,400)
Quicksilver Resources, Inc.	(50,000)	(311,500)
Rex Energy Corp.	(115,000)	(701,500)
		(1,612,400)
TOTAL ENERGY		(2,161,800)
FINANCIALS - (1.7)%
Capital Markets - (0.5)%
Eaton Vance Corp. (non-vtg.)	(30,000)	(573,600)
Commercial Banks - (0.5)%
Regions Financial Corp.	(60,000)	(611,400)
Diversified Financial Services - (0.7)%
MSCI, Inc. Class A	(55,000)	(848,650)
TOTAL FINANCIALS		(2,033,650)
SHORT STOCK POSITIONS - CONTINUED
	Shares	Value
HEALTH CARE - (2.9)%
Health Care Providers & Services - (0.8)%
Cardinal Health, Inc.	(30,000)	$ (975,600)
Life Sciences Tools & Services - (2.0)%
Charles River Laboratories International, Inc.	(15,000)	(342,000)
Covance, Inc.	(15,000)	(586,200)
PAREXEL International Corp.	(50,000)	(416,000)
Waters Corp.	(25,000)	(1,030,750)
		(2,374,950)
TOTAL HEALTH CARE		(3,350,550)
INDUSTRIALS - (4.0)%
Air Freight & Logistics - (1.1)%
Expeditors International of Washington, Inc.	(40,000)	(1,337,200)
Commercial Services & Supplies - (1.6)%
Corrections Corp. of America	(40,000)	(723,600)
Healthcare Services Group, Inc.	(70,000)	(1,113,000)
		(1,836,600)
Road & Rail - (0.7)%
Heartland Express, Inc.	(50,000)	(772,000)
Trading Companies & Distributors - (0.7)%
Applied Industrial Technologies, Inc.	(40,000)	(762,400)
TOTAL INDUSTRIALS		(4,708,200)
INFORMATION TECHNOLOGY - (9.1)%
Communications Equipment - (0.9)%
Riverbed Technology, Inc.	(110,000)	(1,032,900)
Electronic Equipment & Components - (1.2)%
Itron, Inc.	(30,000)	(1,421,400)
SHORT STOCK POSITIONS - CONTINUED
	Shares	Value
INFORMATION TECHNOLOGY - continued
Internet Software & Services - (1.4)%
GSI Commerce, Inc.	(110,000)	$ (875,600)
Yahoo!, Inc.	(70,000)	(805,700)
		(1,681,300)
IT Services - (0.5)%
Cognizant Technology Solutions Corp. Class A	(30,000)	(576,000)
Semiconductors & Semiconductor Equipment - (2.0)%
Atheros Communications, Inc.	(30,000)	(438,000)
FormFactor, Inc.	(40,000)	(541,200)
NVIDIA Corp.	(100,000)	(747,000)
Rubicon Technology, Inc.	(121,000)	(551,760)
		(2,277,960)
Software - (3.1)%
Blackbaud, Inc.	(50,000)	(625,000)
FalconStor Software, Inc.	(227,600)	(660,040)
Salesforce.com, Inc.	(35,000)	(1,001,700)
Ultimate Software Group, Inc.	(90,000)	(1,377,900)
		(3,664,640)
TOTAL INFORMATION TECHNOLOGY		(10,654,200)
MATERIALS - (2.6)%
Chemicals - (1.3)%
Air Products & Chemicals, Inc.	(20,000)	(955,200)
Praxair, Inc.	(10,000)	(590,500)
		(1,545,700)
Containers & Packaging - (0.8)%
Silgan Holdings, Inc.	(20,000)	(904,800)
SHORT STOCK POSITIONS - CONTINUED
	Shares	Value
MATERIALS - continued
Metals & Mining - (0.5)%
RTI International Metals, Inc.	(50,000)	$ (601,000)
TOTAL MATERIALS		(3,051,500)
TELECOMMUNICATION SERVICES - (0.7)%
Diversified Telecommunication Services - (0.7)%
Cbeyond, Inc.	(50,000)	(760,500)
UTILITIES - (2.2)%
Electric Utilities - (2.2)%
Exelon Corp.	(10,000)	(562,100)
FPL Group, Inc.	(20,000)	(975,200)
PPL Corp.	(30,000)	(1,016,700)
		(2,554,000)
TOTAL SHORT STOCK POSITIONS - (33.6)% (Proceeds $42,913,528)		$ (39,122,250)
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Purchased
Equity Index Contracts
141 CME E-mini S&P 500 Index Contracts	Dec. 2008	$ 6,311,865	$ 279,180

The face value of futures purchased as a percentage of net assets - 5.4%
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $2,119,922.
(d) Securities are pledged with broker as collateral for securities sold short.
Other Information

The following is a summary of the inputs used, as of November 30, 2008, involving the Fund's assets carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities	$ 157,490,111	$ 153,704,965	$ 3,785,146	$ -
Other Financial Instruments*	$ (38,843,070)	$ (38,843,070)	$ -	$ -
* Other financial instruments include Futures Contracts and Short Positions.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 53,265
Income Tax Information
At November 30, 2008, the fund had a capital loss carryforward of approximately $17,916,620 all of which will expire on November 30, 2016.
The fund intends to elect to defer to its fiscal year ending November 30, 2009 approximately $10,978,994 of losses recognized during the period November 1, 2008 to November 30, 2008.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	November 30, 2008

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $181,737,339)	$ 148,213,294
Fidelity Central Funds (cost $9,276,817)	9,276,817
Total Investments (cost $191,014,156)		$ 157,490,111
Foreign currency held at value (cost $134,742)		134,742
Receivable for investments sold		6,587,254
Receivable for fund shares sold		91,465
Dividends receivable		517,446
Distributions receivable from Fidelity Central Funds		11,199
Receivable for daily variation on futures contracts		60,501
Prepaid expenses		28,985
Receivable from investment adviser for expense reductions		19
Total assets		164,921,722

Liabilities
Payable for investments purchased	$ 8,933,464
Securities sold short at value (proceeds $42,913,528)	39,122,250
Dividend expense payable on securities sold short	36,950
Payable for fund shares redeemed	95,608
Accrued management fee	84,380
Distribution fees payable	4,663
Other affiliated payables	26,283
Other payables and accrued expenses	153,464
Total liabilities		48,457,062

Net Assets		$ 116,464,660
Net Assets consist of:
Paid in capital		$ 177,430,424
Undistributed net investment income		334,409
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(31,850,376)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(29,449,797)
Net Assets		$ 116,464,660

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

November 30, 2008

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($7,647,873 ÷ 1,197,807 shares)	$ 6.38

Maximum offering price per share (100/94.25 of $6.38)	$ 6.77
Class T: Net Asset Value and redemption price per share ($1,702,942 ÷ 267,188 shares)	$ 6.37

Maximum offering price per share (100/96.50 of $6.37)	$ 6.60
Class B: Net Asset Value and offering price per share ($912,383 ÷ 143,642 shares)A	$ 6.35

Class C: Net Asset Value and offering price per share ($1,925,064 ÷ 303,070 shares)A	$ 6.35

130/30 Large Cap: Net Asset Value, offering price and redemption price per share ($101,322,550 ÷ 15,841,437 shares)	$ 6.40

Institutional Class: Net Asset Value, offering price and redemption price per share ($2,953,840 ÷ 461,868 shares)	$ 6.40

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

For the period March 31, 2008 (commencement of operations) to November 30, 2008

Investment Income
Dividends		$ 1,488,254
Interest		44,576
Income from Fidelity Central Funds		53,265
Total income		1,586,095

Expenses
Management fee	$ 527,285
Transfer agent fees	131,384
Distribution fees	34,504
Accounting fees and expenses	30,153
Custodian fees and expenses	19,851
Independent trustees compensation	255
Registration fees	80,845
Audit	48,984
Legal	13,730
Interest	142,296
Dividend expenses for securities sold short	447,597
Total expenses before reductions	1,476,884
Expense reductions	(48,464)	1,428,420
Net investment income (loss)		157,675
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(36,454,147)
Foreign currency transactions	(2,997)
Futures contracts	(2,355,463)
Securities Sold Short	7,138,966
Total net realized gain (loss)		(31,673,641)
Change in net unrealized appreciation (depreciation) on: Investment securities	(29,732,767)
Assets and liabilities in foreign currencies	3,790
Futures contracts	279,180
Total change in net unrealized appreciation (depreciation)		(29,449,797)
Net gain (loss)		(61,123,438)
Net increase (decrease) in net assets resulting from operations		$ (60,965,763)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

For the period March 31, 2008 (commencement of operations) to November 30, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 157,675
Net realized gain (loss)	(31,673,641)
Change in net unrealized appreciation (depreciation)	(29,449,797)
Net increase (decrease) in net assets resulting from operations	(60,965,763)
Share transactions - net increase (decrease)	177,430,423
Total increase (decrease) in net assets	116,464,660

Net Assets
Beginning of period	-
End of period (including undistributed net investment income of $334,409)	$ 116,464,660

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Cash Flows

For the period March 31, 2008 (commencement of operations) to November 30, 2008

Cash flows from operating activities:
Net decrease in net assets resulting from operations	$ (60,965,763)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash used in operating activities:
Changes in assets and liabilities related to operations:
Change in receivable for investments sold	(6,587,254)
Change in receivable for fund shares sold	(91,465)
Change in dividends receivable and distributions receivable from Fidelity Central Funds	(528,645)
Change in prepaid expenses	(28,985)
Change in receivable for daily variation on futures contracts	(60,501)
Change in receivable from investment advisor for expense reductions	(19)
Change in payable for investments purchased	8,933,464
Change in dividend expense payable on securities sold short	36,950
Change in payable for fund shares redeemed	95,608
Change in other payables and accrued expenses	249,392
Purchases of long term investments	(456,104,111)
Proceeds from sale of long term investments	240,007,086
Purchase of short term investments-net	(11,370,485)
Purchases of covers for securities sold short	(94,233,744)
Proceeds from securities sold short	144,286,238
Net realized loss on investments, foreign currency transactions and securities sold short	29,318,178
Change in net unrealized (appreciation) depreciation on investments, foreign currency transactions and securities sold short	29,728,977
Net cash used in operating activities	(177,315,079)

Cash flows from financing activities:
Proceeds from sales of shares	220,021,493
Cost of shares redeemed	(42,591,070)
Change in accrued broker fees on securities borrowed	19,398
Net cash provided by financing activities	177,449,821

Net increase in cash and cash equivalents	134,742
Cash and foreign currency, beginning of period	-
Cash and foreign currency, end of period	$ 134,742

Cash paid during the period for interest $122,898.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Year ended November 30,

2008 H

Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) E	- J
Net realized and unrealized gain (loss)	(3.62)
Total from investment operations	(3.62)
Net asset value, end of period	$ 6.38
Total Return B, C, D	(36.20)%
Ratios to Average Net Assets F, I
Expenses before reductions	2.63% A
Expenses net of fee waivers, if any	2.50% A
Expenses before reductions (excluding interest and dividend expenses for securities sold short)	1.68% A
Expenses net of all reductions (excluding interest and dividend expenses for securities sold short)	1.55% A
Net investment income (loss)	0.07% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,648
Portfolio turnover rate G	288%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period March 31, 2008 (commencement of operations) to November 30, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements and include interest and dividend expenses for securities sold short.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Year ended November 30,

2008 H

Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.01)
Net realized and unrealized gain (loss)	(3.62)
Total from investment operations	(3.63)
Net asset value, end of period	$ 6.37
Total Return B, C, D	(36.30)%
Ratios to Average Net Assets F, I
Expenses before reductions	2.96% A
Expenses net of fee waivers, if any	2.75% A
Expenses before reductions (excluding interest and dividend expenses for securities sold short)	2.01% A
Expenses net of all reductions (excluding interest and dividend expenses for securities sold short)	1.80% A
Net investment income (loss)	(.20)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,703
Portfolio turnover rate G	288%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period March 31, 2008 (commencement of operations) to November 30, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements and include interest and dividend expenses for securities sold short.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Year ended November 30,

2008 H

Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.04)
Net realized and unrealized gain (loss)	(3.61)
Total from investment operations	(3.65)
Net asset value, end of period	$ 6.35
Total Return B, C, D	(36.50)%
Ratios to Average Net Assets F, I
Expenses before reductions	3.45% A
Expenses net of fee waivers, if any	3.25% A
Expenses before reductions (excluding interest and dividend expenses for securities sold short)	2.50% A
Expenses net of all reductions (excluding interest and dividend expenses for securities sold short)	2.30% A
Net investment income (loss)	(.69)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 912
Portfolio turnover rate G	288%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period March 31, 2008 (commencement of operations) to November 30, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements and include interest and dividend expenses for securities sold short.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Year ended November 30,

2008 H

Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.04)
Net realized and unrealized gain (loss)	(3.61)
Total from investment operations	(3.65)
Net asset value, end of period	$ 6.35
Total Return B, C, D	(36.50)%
Ratios to Average Net Assets F, I
Expenses before reductions	3.43% A
Expenses net of fee waivers, if any	3.25% A
Expenses before reductions (excluding interest and dividend expenses for securities sold short)	2.48% A
Expenses net of all reductions (excluding interest and dividend expenses for securities sold short)	2.30% A
Net investment income (loss)	(.69)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,925
Portfolio turnover rate G	288%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period March 31, 2008 (commencement of operations) to November 30, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements and include interest and dividend expenses for securities sold short.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - 130/30 Large Cap

Year ended November 30,

2008 G

Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.02
Net realized and unrealized gain (loss)	(3.62)
Total from investment operations	(3.60)
Net asset value, end of period	$ 6.40
Total Return B, C	(36.00)%
Ratios to Average Net Assets E, H
Expenses before reductions	2.32% A
Expenses net of fee waivers, if any	2.25% A
Expenses before reductions (excluding interest and dividend expenses for securities sold short)	1.37% A
Expenses net of all reductions (excluding interest and dividend expenses for securities sold short)	1.30% A
Net investment income (loss)	.31% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 101,323
Portfolio turnover rate F	288%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period March 31, 2008 (commencement of operations) to November 30, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements and include interest and dividend expenses for securities sold short.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Year ended November 30,

2008 G

Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.02
Net realized and unrealized gain (loss)	(3.62)
Total from investment operations	(3.60)
Net asset value, end of period	$ 6.40
Total Return B, C	(36.00)%
Ratios to Average Net Assets E, H
Expenses before reductions	2.39% A
Expenses net of fee waivers, if any	2.25% A
Expenses before reductions (excluding interest and dividend expenses for securities sold short)	1.44% A
Expenses net of all reductions (excluding interest and dividend expenses for securities sold short)	1.30% A
Net investment income (loss)	.31% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,954
Portfolio turnover rate F	288%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period March 31, 2008 (commencement of operations) to November 30, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements and include interest and dividend expenses for securities sold short.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2008

1. Organization.

Fidelity 130/30 Large Cap Fund (the Fund) is a fund of Fidelity Mt. Vernon Street Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, 130/30 Large Cap, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Long and short positions in equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price (last ask price to value short positions). Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund is subject to the provisions of Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" (SFAS 157). SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

market prices are not readily available or reliable. The three levels of the hierarchy under SFAS 157 are described below:

Level 1	Quoted prices in active markets for identical securities.
Level 2

Prices determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.

Level 3

Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund's own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available.

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy.

The aggregate value by input level, as of November 30, 2008, for the Fund's investments is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

cost. Dividend income and dividend expense on securities sold short, are recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There are no unrecognized tax benefits in the accompanying financial statements in connection with the tax positions expected to be taken in the initial filing of the Fund's tax return. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Book-tax differences are primarily due to futures transactions, foreign currency transactions, market discount, partnerships, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 2,075,546
Unrealized depreciation	(38,275,195)
Net unrealized appreciation (depreciation)	(36,199,649)
Undistributed ordinary income	334,423
Capital loss carryforward	(17,916,620)

Cost for federal income tax purposes	$ 193,689,760

New Accounting Pronouncements. In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (SFAS 161), was issued and is effective for reporting periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures to provide information about the reasons the Fund invests in derivative instruments, the accounting treatment and the effect derivatives have on financial performance.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Short Sales. Consistent with its investment objective, the Fund holds long securities that it expects to outperform the market and sell securities short in issuers expected to underperform the market. The Fund intends to maintain a net long exposure (the market value of long positions less the market value of short positions) of 100%,

Annual Report

Notes to Financial Statements - continued

4. Operating Policies - continued

Short Sales - continued

normally targeting long and short positions of approximately 130% and 30% of the Fund's net assets, respectively. In a short sale transaction, the Fund sells securities it does not own, but has borrowed from a broker, in anticipation of a decline in the market value of the securities. To complete or "close out" a short sale, the Fund must purchase the same securities at the current market price and deliver them to the broker. Until the Fund closes out a short position, it is obligated to pay the broker fees incurred on borrowing the securities. The fees, which are net of rebates are recorded as interest expense in the accompanying Statement of Operations. The Fund is required to maintain a margin account with the broker and to pledge a portion of its assets to the broker as collateral for the borrowed securities. The collateral is marked-to-market daily to reflect the current value of the short positions. The Fund is subject to risk of loss if the broker were to fail to perform its obligations under the contract. Short positions are reported at value in the accompanying Schedule of Investments under the caption "Short Stock Positions" and in the accompanying Statement of Assets & Liabilities. Dividends declared on short positions are recorded as dividend expense in the accompanying Statement of Operations and the Fund is obligated to pay the broker any dividends due on securities sold short. In the event the price of a security sold short increases between the short sale and when the Fund closes out the short sale, the Fund will incur a loss. The Fund will realize a gain if the security declines in value between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are theoretically unlimited because the short position loses value as the securities' price increases. The Fund's ultimate obligation to satisfy the short sale may exceed the amount shown in the accompanying Statement of Assets & Liabilities.

Futures Contracts. The Fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase a fund's exposure to the underlying instrument, while selling futures tends to decrease a fund's exposure to the underlying instrument or hedge other fund investments. Upon entering into a futures contract, a fund is required to deposit with a clearing broker, no later than the following business day, an amount ("initial margin") equal to a certain percentage of the face value of the contract. The initial margin may be in the form of cash or securities and is transferred to a segregated account on settlement date. Subsequent payments ("variation margin") are made or received by a fund depending on the daily fluctuations in the value of the futures contract and are accounted for as unrealized gains or losses. Realized gains (losses) are recorded upon the expiration or closing of the futures contract. Securities deposited to meet margin requirements are identified in the Schedule of Investments. Futures contracts involve, to varying degrees, risk of loss in excess of any futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the Schedule of Investments

Annual Report

4. Operating Policies - continued

Futures Contracts - continued

under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contract's terms.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short sales and short-term securities, aggregated $456,104,111 and $240,007,086, respectively. Securities sold short and purchases to cover securities sold short aggregated $144,286,238 and $94,233,744 respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .60% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a performance period). The upward or downward adjustment to the management fee is based on the investment performance of the 130/30 Large Cap Class as compared to an appropriate benchmark index. The Fund's performance period began on April 1, 2008 and subsequent months will be added until the performance period includes 36 months. The Fund's performance adjustment will not take effect until March 1, 2009. For the period, the total annualized management fee rate was .86% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan - continued

selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 8,121	$ 1,959
Class T	.25%	.25%	6,317	2,435
Class B	.75%	.25%	7,037	6,513
Class C	.75%	.25%	13,029	9,628
			$ 34,504	$ 20,535

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 14,523
Class T	2,032
Class B*	402
Class C*	404
$ 17,361

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

shareholder reports, except proxy statements. For the period, each class paid the following transfer agent fees:

	Amount	% of Average Net Assets *
Class A	$ 8,078.25
Class T	3,465.27
Class B	1,840.26
Class C	3,791.29
130/30 Large Cap	109,139.21
Institutional Class	5,071.24
	$ 131,384

* Annualized

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The fee is based on the level of average net assets for the month.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $8,255 for the period.

7. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense and dividend expense on securities sold short, are excluded from this reimbursement. As a result, actual expenses paid by a shareholder may be higher than the limitations listed in the table below.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class A	1.55%	$ 4,215
Class T	1.80%	2,639
Class B	2.30%	1,455
Class C	2.30%	2,390
130/30 Large Cap	1.30%	34,527
Institutional Class	1.30%	2,895
		$ 48,121

Annual Report

Notes to Financial Statements - continued

7. Expense Reductions - continued

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $137 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $206.

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares A	Dollars A
	Period ended November 30, 2008	Period ended November 30, 2008
Class A
Shares sold	1,400,487	$ 12,151,154
Shares redeemed	(202,680)	(1,497,727)
Net increase (decrease)	1,197,807	$ 10,653,427
Class T
Shares sold	310,051	$ 3,065,770
Shares redeemed	(42,863)	(360,315)
Net increase (decrease)	267,188	$ 2,705,455
Class B
Shares sold	152,239	$ 1,502,008
Shares redeemed	(8,597)	(69,840)
Net increase (decrease)	143,642	$ 1,432,168
Class C
Shares sold	358,920	$ 3,533,321
Shares redeemed	(55,850)	(422,901)
Net increase (decrease)	303,070	$ 3,110,420
130/30 Large Cap
Shares sold	20,530,530	$ 193,749,725
Shares redeemed	(4,689,093)	(39,231,726)
Net increase (decrease)	15,841,437	$ 154,517,999

Annual Report

9. Share Transactions - continued

	Shares A	Dollars A
	Period ended November 30, 2008	Period ended November 30, 2008
Institutional Class
Shares sold	601,490	$ 6,019,515
Shares redeemed	(139,622)	(1,008,561)
Net increase (decrease)	461,868	$ 5,010,954

A For the period March 31, 2008 (commencement of operations) to November 30, 2008.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Mt. Vernon Street Trust and the Shareholders of Fidelity 130/30 Large Cap Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, changes in net assets and cash flows and the financial highlights present fairly, in all material respects, the financial position of Fidelity 130/30 Large Cap Fund (a fund of Fidelity Mt. Vernon Street Trust) at November 30, 2008, the results of its operations, the changes in its net assets and its cash flows and the financial highlights for the period indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity 130/30 Large Cap Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at November 30, 2008 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

January 29, 2009

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for Edward C. Johnson 3d and James C. Curvey, each of the Trustees oversees 222 funds advised by FMR or an affiliate. Messrs. Johnson and Curvey oversee 381 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (78)

Year of Election or Appointment: 1982

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (73)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-
present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (60)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Currently, Mr. Dirks serves as a member of the Board of Directors for Brookville Children's Services, Inc. (2009-present).

Alan J. Lacy (55)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb (global pharmaceuticals, 2007-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Ned C. Lautenbach (64)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (64)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (64)

Year of Election or Appointment: 2005

Ms. Small is a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College and as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy. In addition, she served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (69)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, he is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (59)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (58)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment firm), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Advisory Board Member and Executive Officers**:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (64)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (39)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Walter C. Donovan (46)

Year of Election or Appointment: 2007

Vice President of Fidelity's Equity Funds. Mr. Donovan also serves as President of FMR and FMR Co., Inc., and Executive Vice President of Fidelity Investments Money Management, Inc. (2007-present). Previously, Mr. Donovan served as Executive Vice President of FMR and FMR Co., Inc. (2005-2007) and Senior Vice President of FMR (2003-2005) and FMR Co., Inc. (2004-2005).

Bruce T. Herring (43)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Group Chief Investments Officer of FMR. Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds.

Scott C. Goebel (40)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Secretary of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

John B. McGinty, Jr. (46)

Year of Election or Appointment: 2008

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. McGinty is an employee of Fidelity Investments (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of FDC (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

Holly C. Laurent (54)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (50)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. She served as Chief Operating Officer of FPCMS from 2007 through July 2008. Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007). Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was an audit partner with PwC's investment management practice.

Kenneth A. Rathgeber (61)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present).

Bryan A. Mehrmann (47)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (41)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Robert G. Byrnes (41)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Byrnes is an employee of Fidelity Investments (2005-present). Previously, Mr. Byrnes served as Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (54)
Year of Election or Appointment: 2004 Assistant Treasurer of the Fidelity funds. Mr. Lydecker is an employee of Fidelity Investments.
Paul M. Murphy (61)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (50)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity 130/30 Large Cap Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2008 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders; (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved agreements with foreign sub-advisers Fidelity Management & Research (Japan) Inc. and Fidelity Management & Research (Hong Kong) Limited, as well as amendments to the fund's agreement with Fidelity Management & Research (U.K.) Inc.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board further considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fees on Fidelity's Institutional Money Market Funds and launching Class IV and Institutional Class of certain of these funds; (iii) reducing the transfer agent fees for the Fidelity Select Portfolios and Investor Class of the VIP funds; and (iv) launching Class K of 29 equity funds as a lower-fee class available to certain employer-sponsored retirement plans.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. The Board noted that it is not possible to evaluate performance in any comprehensive fashion because the fund had been in operation for less than one calendar year. Once the fund has been in operation for at least one calendar year, the Board will review the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against a broad-based securities market index and a peer group of mutual funds.

The Board considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and projected total operating expenses of each class of the fund in reviewing the Advisory Contracts. The Board noted that the fund's management fee and projected expenses are comparable to those of similar funds that Fidelity offers to shareholders. The Board noted that the fund's management fee rate is higher than the median fee rate of a broad group of funds with similar Lipper investment objective categories and comparable management fee characteristics, but lower than the median fee rate of funds that follow similar strategies. The Board also noted FMR's assertion that managing a fund with both long and short positions requires more resources than traditional long-only funds, warranting a higher management fee than traditional long-only domestic growth funds. The Board also considered that the fund's investment strategy involves certain operating costs that contribute to the projected total operating expenses of each class.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, the Board concluded that the fund's management fee and total expenses for each class of the fund were fair and reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The fund has only recently commenced operations and therefore no revenue, cost, or profitability data was available for the Board to review in respect of the fund at the time in renew the Advisory Contracts. In connection with its future renewal of the fund's Advisory Contracts, the Board will consider the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's fund profitability methodology, the profitability of certain fund service providers, and profitability trends for certain funds; (iv) Fidelity's compensation structure for portfolio managers and key personnel, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (v) Fidelity's fee structures and rationale for recommending different fees among categories of funds; and (vi) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

For mutual fund and brokerage trading.

For quotes.*

For account balances and holdings.

To review orders and mutual
fund activity.

To change your PIN.

To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)

Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)

For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)

For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

15445 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
Brea, CA

1411 Chapin Avenue
Burlingame, CA

851 East Hamilton Avenue
Campbell, CA

19200 Von Karman Avenue
Irvine, CA

601 Larkspur Landing Circle
Larkspur, CA

2000 Avenue of the Stars
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73-575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

123 South Lake Avenue
Pasadena, CA

16656 Bernardo Ctr. Drive
Rancho Bernardo, CA

1220 Roseville Parkway
Roseville, CA

1740 Arden Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

11943 El Camino Real
San Diego, CA

8 Montgomery Street
San Francisco, CA

3793 State Street
Santa Barbara, CA

1200 Wilshire Boulevard
Santa Monica, CA

398 West El Camino Real
Sunnyvale, CA

111 South Westlake Blvd
Thousand Oaks, CA

21701 Hawthorne Boulevard
Torrance, CA

2001 North Main Street
Walnut Creek, CA

6326 Canoga Avenue
Woodland Hills, CA

Colorado

281 East Flatiron Circle
Broomfield, CO

1625 Broadway
Denver, CO

9185 Westview Road
Lone Tree, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

Delaware

400 Delaware Avenue
Wilmington, DE

Florida

175 East Altamonte Drive
Altamonte Springs, FL

4400 N. Federal Highway
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

4671 Town Center Parkway
Jacksonville, FL

8880 Tamiami Trail, North
Naples, FL

230 Royal Palm Way
Palm Beach, FL

3501 PGA Boulevard
Palm Beach Gardens, FL

3550 Tamiami Trail, South
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

2465 State Road 7
Wellington, FL

Georgia

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

401 North Michigan Avenue
Chicago, IL

One Skokie Valley Road
Highland Park, IL

1415 West 22nd Street
Oak Brook, IL

15105 S LaGrange Road
Orland Park, IL

1572 East Golf Road
Schaumburg, IL

Indiana

4729 East 82nd Street
Indianapolis, IN

8480 Keystone Crossing
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7315 Wisconsin Avenue
Bethesda, MD

610 York Road
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

238 Main Street
Cambridge, MA

200 Endicott Street
Danvers, MA

Annual Report

405 Cochituate Road
Framingham, MA

551 Boston Turnpike
Shrewsbury, MA

Michigan

500 E. Eisenhower Pkwy.
Ann Arbor, MI

280 Old N. Woodward Ave.
Birmingham, MI

30200 Northwestern Hwy.
Farmington Hills, MI

43420 Grand River Avenue
Novi, MI

Minnesota

7740 France Avenue South
Edina, MN

8342 3rd Street North
Oakdale, MN

Missouri

1524 South Lindbergh Blvd.
St. Louis, MO

Nevada

2225 Village Walk Drive
Henderson, NV

New Jersey

501 Route 73 South
Marlton, NJ

150 Essex Street
Millburn, NJ

35 Morris Street
Morristown, NJ

396 Route 17, North
Paramus, NJ

3518 Route 1 North
Princeton, NJ

530 Broad Street
Shrewsbury, NJ

New Mexico

2261 Q Street NE
Albuquerque, NM

New York

1130 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

980 Madison Avenue
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

200 Fifth Avenue
New York, NY

733 Third Avenue
New York, NY

11 Penn Plaza
New York, NY

2070 Broadway
New York, NY

1075 Northern Blvd.
Roslyn, NY

799 Central Park Avenue
Scarsdale, NY

North Carolina

4611 Sharon Road
Charlotte, NC

7011 Fayetteville Road
Durham, NC

Ohio

3805 Edwards Road
Cincinnati, OH

1324 Polaris Parkway
Columbus, OH

1800 Crocker Road
Westlake, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

7493 SW Bridgeport Road
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

10 Memorial Boulevard
Providence, RI

Tennessee

3018 Peoples Street
Johnson City, TN

7628 West Farmington Blvd.
Germantown, TN

2035 Mallory Lane
Franklin, TN

Texas

10000 Research Boulevard
Austin, TX

4001 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

6560 Fannin Street
Houston, TX

1701 Lake Robbins Drive
The Woodlands, TX

6500 N. MacArthur Blvd.
Irving, TX

6005 West Park Boulevard
Plano, TX

14100 San Pedro
San Antonio, TX

1576 East Southlake Blvd.
Southlake, TX

Utah

279 West South Temple
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

Washington

10500 NE 8th Street
Bellevue, WA

1518 6th Avenue
Seattle, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

16020 West Bluemound Road
Brookfield, WI

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management &
Research Company (U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

Fidelity Research & Analysis Company

Fidelity Investments Japan Limited

FIL Investment Advisors

FIL Investment Advisors
(U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Mellon Bank, N.A.
Pittsburgh, PA

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) 1-800-544-5555

Automated line for quickest service

FLC-UANN-0109
1.859192.100

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor
130/30 Large Cap
Fund - Class A, Class T, Class B
and Class C

Annual Report

November 30, 2008

Class A, Class T, Class B,
and Class C are classes
of Fidelity ® 130/30
Large Cap Fund

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, changes in net assets and cash flows as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Turmoil has been the watchword for the world's securities markets in 2008, with domestic and international stocks down sharply amid the global credit squeeze. A flight to quality boosted returns for U.S. Treasuries, one of the few asset classes with positive results heading into the latter stages of the year. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average annual total returns take Fidelity Advisor 130/30 Large Cap Fund - Class A's, Class T's, Class B's, and Class C's cumulative total returns and show you what would have happened if Class A, Class T, Class B, and Class C shares had performed at a constant rate each year. These numbers will be reported once the fund is a year old.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor 130/30 Large Cap Fund - Class A on March 31, 2008, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500SM Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Keith Quinton, Portfolio Manager of Fidelity Advisor 130/30 Large Cap Fund

Equity markets dropped sharply during the 12 months ending November 30, 2008, as home values fell, credit availability decreased and liquidity became increasingly scarce. In that time, the Standard & Poor's 500SM Index fell 38.09%. All 10 sectors in the S&P 500® were negative, led by a nearly 58% decline in financials. Beginning in September, the U.S. economy spiraled downward, as several large financial institutions went bankrupt, were forced into acquisitions or were taken over by the federal government. The Federal Reserve Board facilitated many of these and other transactions, and also lowered the federal funds target rate twice in October - on top of five other rate cuts during the year - leaving it at 1.00% at period end. The stock market continued to perform erratically, however, as unemployment levels rose, energy prices dropped and consumer confidence waned. The Dow Jones Industrial AverageSM declined 32.11% for the 12-month period, while the technology-heavy NASDAQ Composite® Index dropped 41.80%. By comparison, the MSCI® EAFE® Index (Europe, Australasia, Far East) - a measure of developed markets outside the U.S. and Canada - tumbled 47.70%.

Since its inception on March 31, 2008, through November 30, 2008, the fund's Class A, Class T, Class B and Class C shares lost 36.20%, 36.30%, 36.50% and 36.50%, respectively (excluding sales charges), trailing the S&P 500's 31.16% decline during that time frame. Performance was hurt by the fund's exposure to economically sensitive stocks in industrials and energy, by stock selection in utilities and consumer staples, and by the fund's use of S&P 500 futures, which fell. Strong relative returns in financials, consumer discretionary and health care helped. Returns were hurt by underweighting energy giant Exxon Mobil, and our holdings in United States Steel, which fell on slumping demand and prices. Engine manufacturer Cummins and Western Digital, a low-margin technology company, also suffered. Food producer Tyson Foods was affected by the credit freeze, and oil exploration and production company Nabors Industries saw decreased demand for its services. Performance was aided by underweighting conglomerate General Electric, which was fully exposed to the economic downturn and financial crisis. The fund also did well to underweight troubled insurance giant American International Group (AIG). Fast-food restaurant chain McDonald's performed well and gained as consumers cut costs. MGM Mirage, an out-of-benchmark short position, contributed to results as the casino and hotel company's stock tumbled, reflecting economic weakness. Some stocks I've mentioned were not held at period end.

Since its inception on March 31, 2008, through November 30, 2008, the fund's Institutional Class shares lost 36.00%, trailing the S&P 500's 31.16% decline during that time frame. Performance was hurt by the fund's exposure to economically sensitive stocks in industrials and energy, by stock selection in utilities and consumer staples, and by the fund's use of S&P 500 futures, which fell. Strong relative returns in financials, consumer discretionary and health care helped. Returns were hurt by underweighting energy giant Exxon Mobil, and our holdings in United States Steel, which fell on slumping demand and prices. Engine manufacturer Cummins and Western Digital, a low-margin technology company, also suffered. Food producer Tyson Foods was affected by the credit freeze, and oil exploration and production company Nabors Industries saw decreased demand for its services. Performance was aided by underweighting conglomerate General Electric, which was fully exposed to the economic downturn and financial crisis. The fund also did well to underweight troubled insurance giant American International Group (AIG). Fast-food restaurant chain McDonald's performed well and gained as consumers cut costs. MGM Mirage, an out-of-benchmark short position, contributed to results as the casino and hotel company's stock tumbled, reflecting economic weakness. Some stocks I've mentioned were not held at period end.

Annual Report

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2008 to November 30, 2008).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio	Beginning Account Value June 1, 2008	Ending Account Value November 30, 2008	Expenses Paid During Period* June 1, 2008 to November 30, 2008
Class A	2.50%
Actual		$ 1,000.00	$ 587.50	$ 9.92
HypotheticalA		$ 1,000.00	$ 1,012.50	$ 12.58
Class T	2.75%
Actual		$ 1,000.00	$ 586.60	$ 10.91
HypotheticalA		$ 1,000.00	$ 1,011.25	$ 13.83
Class B	3.25%
Actual		$ 1,000.00	$ 585.30	$ 12.88
HypotheticalA		$ 1,000.00	$ 1,008.75	$ 16.32
Class C	3.25%
Actual		$ 1,000.00	$ 585.30	$ 12.88
HypotheticalA		$ 1,000.00	$ 1,008.75	$ 16.32
130/30 Large Cap	2.25%
Actual		$ 1,000.00	$ 588.80	$ 8.94
HypotheticalA		$ 1,000.00	$ 1,013.75	$ 11.33
Institutional Class	2.25%
Actual		$ 1,000.00	$ 588.80	$ 8.94
HypotheticalA		$ 1,000.00	$ 1,013.75	$ 11.33

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Long Stocks as of November 30, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
ConocoPhillips	4.0	3.7
Pfizer, Inc.	3.9	0.0
JPMorgan Chase & Co.	3.4	2.8
McDonald's Corp.	3.4	2.2
Amgen, Inc.	3.3	0.0
International Business Machines Corp.	3.2	3.3
Altria Group. Inc.	3.0	1.7
Tyco International Ltd.	2.6	0.9
Kroger Co.	2.5	0.8
Northrop Grumman Corp.	2.5	0.7
	31.8
Top Ten Short Stocks as of November 30, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Kohl's Corp.	(1.7)	(0.4)
Itron, Inc.	(1.2)	(0.0)
Ultimate Software Group, Inc.	(1.2)	(0.0)
Expeditors International of Washington, Inc.	(1.1)	(0.0)
K-Swiss, Inc. Class A	(1.0)	(0.6)
LKQ Corp.	(1.0)	(0.0)
Healthcare Services Group, Inc.	(1.0)	(0.6)
Riverbed Technology, Inc.	(0.9)	(1.0)
Waters Corp.	(0.9)	(0.0)
PPL Corp.	(0.9)	(0.0)
	(10.9)
Market Sectors as of November 30, 2008 (% of fund's net assets)
	Long	Short	Net
Health Care	17.4	(2.9)	14.5
Energy	16.1	(1.9)	14.2
Consumer Staples	13.0	(0.0)	13.0
Financials	14.7	(1.7)	13.0
Industrials	15.0	(4.0)	11.0
Information Technology	20.0	(9.1)	10.9
Consumer Discretionary	14.5	(8.5)	6.0
Telecommunication Services	4.4	(0.7)	3.7
Utilities	5.6	(2.2)	3.4
Materials	4.7	(2.6)	2.1
Market Sectors as of May 31, 2008 (% of fund's net assets)
	Long	Short	Net
Information Technology	18.6	(5.7)	12.9
Financials	13.4	(1.2)	12.2
Energy	12.3	(0.3)	12.0
Industrials	11.7	(2.0)	9.7
Consumer Staples	9.3	(0.3)	9.0
Health Care	11.3	(2.7)	8.6
Consumer Discretionary	15.4	(8.8)	6.6
Materials	5.4	(1.3)	4.1
Telecommunication Services	3.1	(0.4)	2.7
Utilities	5.1	(2.5)	2.6
Equity Exposure (% of fund's net assets)
As of November 30, 2008	As of May 31, 2008
Long equity positions* 130.8%	Long equity positions* 122.7%
Short equity positions (33.6)%	Short equity positions (25.2)%
Net equity positions 97.2%	Net equity positions 97.5%

*Long equity positions are adjusted to reflect the effect of future contracts.

Annual Report

Investments November 30, 2008

Showing Percentage of Net Assets

LONG STOCK POSITIONS (d) - 125.4%
	Shares	Value
COMMON STOCKS - 125.4%
CONSUMER DISCRETIONARY - 14.5%
Diversified Consumer Services - 1.7%
Apollo Group, Inc. Class A (non-vtg.) (a)	10,000	$ 768,400
H&R Block, Inc.	60,000	1,147,800
		1,916,200
Hotels, Restaurants & Leisure - 3.7%
McDonald's Corp.	67,000	3,936,250
Nathan's Famous, Inc. (a)	30,000	399,600
		4,335,850
Household Durables - 0.6%
Sealy Corp., Inc.	100,300	301,903
Snap-On, Inc.	12,000	432,600
		734,503
Leisure Equipment & Products - 0.7%
Hasbro, Inc.	30,000	804,000
Media - 2.4%
Comcast Corp. Class A (special) (non-vtg.)	70,000	1,173,900
DreamWorks Animation SKG, Inc. Class A (a)	47,800	1,104,180
Virgin Media, Inc.	110,000	520,300
		2,798,380
Specialty Retail - 0.8%
AutoZone, Inc. (a)	3,000	327,660
Sherwin-Williams Co.	10,000	589,300
		916,960
Textiles, Apparel & Luxury Goods - 4.6%
Coach, Inc. (a)	50,000	895,000
G-III Apparel Group Ltd. (a)	40,300	319,579
Hanesbrands, Inc. (a)	35,000	452,200
Jones Apparel Group, Inc.	40,000	205,200
NIKE, Inc. Class B	45,000	2,396,250
Phillips-Van Heusen Corp.	19,400	338,336
Polo Ralph Lauren Corp. Class A	5,000	216,000
Skechers U.S.A., Inc. Class A (sub. vtg.) (a)	27,500	331,100
Warnaco Group, Inc. (a)	12,700	227,330
		5,380,995
TOTAL CONSUMER DISCRETIONARY		16,886,888
CONSUMER STAPLES - 13.0%
Beverages - 2.6%
Anheuser Busch InBev NV	20,600	339,436
LONG STOCK POSITIONS (d) - CONTINUED
	Shares	Value
CONSUMER STAPLES - continued
Beverages - continued
Anheuser Busch InBev NV rights 12/9/08 (a)	10,000	$ 121,484
Constellation Brands, Inc. Class A (sub. vtg.) (a)	25,000	319,000
Molson Coors Brewing Co. Class B	50,000	2,223,500
		3,003,420
Food & Staples Retailing - 5.8%
BJ's Wholesale Club, Inc. (a)	36,000	1,288,080
Kroger Co.	105,000	2,904,300
SUPERVALU, Inc.	55,000	655,050
The Pantry, Inc. (a)	30,000	580,200
Wal-Mart Stores, Inc.	24,000	1,341,120
		6,768,750
Food Products - 1.4%
Chiquita Brands International, Inc. (a)	40,000	446,000
Tyson Foods, Inc. Class A	177,000	1,187,670
		1,633,670
Personal Products - 0.2%
NBTY, Inc. (a)	15,000	218,550
Tobacco - 3.0%
Altria Group, Inc.	216,700	3,484,536
TOTAL CONSUMER STAPLES		15,108,926
ENERGY - 16.1%
Energy Equipment & Services - 4.4%
ENSCO International, Inc.	36,300	1,176,483
Noble Corp.	45,000	1,205,550
Oil States International, Inc. (a)	20,000	428,400
Patterson-UTI Energy, Inc.	40,000	499,600
Rowan Companies, Inc.	35,000	607,250
Tidewater, Inc.	30,000	1,184,400
		5,101,683
Oil, Gas & Consumable Fuels - 11.7%
Alpha Natural Resources, Inc. (a)	24,000	532,560
Chevron Corp.	35,000	2,765,350
Cimarex Energy Co.	14,500	411,365
ConocoPhillips	88,300	4,637,516
Exxon Mobil Corp.	20,000	1,603,000
Foundation Coal Holdings, Inc.	25,000	356,750
Frontier Oil Corp.	25,000	298,500
LONG STOCK POSITIONS (d) - CONTINUED
	Shares	Value
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Tesoro Corp.	60,000	$ 551,400
Valero Energy Corp.	114,700	2,104,745
Walter Industries, Inc.	20,000	364,800
		13,625,986
TOTAL ENERGY		18,727,669
FINANCIALS - 14.7%
Commercial Banks - 2.5%
National City Corp.	400,000	804,000
Wachovia Corp.	200,000	1,124,000
Wells Fargo & Co.	35,000	1,011,150
		2,939,150
Consumer Finance - 1.8%
Capital One Financial Corp.	60,000	2,064,600
Diversified Financial Services - 3.5%
JPMorgan Chase & Co.	125,500	3,973,330
KKR Financial Holdings LLC	100,000	98,000
		4,071,330
Insurance - 6.1%
ACE Ltd.	23,000	1,201,750
American International Group, Inc.	85,000	170,850
Berkshire Hathaway, Inc. Class B (a)	800	2,799,200
Endurance Specialty Holdings Ltd.	20,000	538,400
Loews Corp.	46,000	1,259,940
MetLife, Inc.	25,000	719,000
The Travelers Companies, Inc.	10,000	436,500
		7,125,640
Real Estate Investment Trusts - 0.8%
CapitalSource, Inc.	15,000	78,150
General Growth Properties, Inc.	50,000	69,000
Home Properties, Inc.	900	35,100
Public Storage	10,000	698,900
		881,150
TOTAL FINANCIALS		17,081,870
LONG STOCK POSITIONS (d) - CONTINUED
	Shares	Value
HEALTH CARE - 17.4%
Biotechnology - 4.3%
Amgen, Inc. (a)	69,000	$ 3,832,260
Cephalon, Inc. (a)	16,000	1,175,680
		5,007,940
Health Care Equipment & Supplies - 1.6%
Baxter International, Inc.	20,000	1,058,000
Datascope Corp.	6,400	334,144
Hill-Rom Holdings, Inc.	23,000	472,420
		1,864,564
Health Care Providers & Services - 1.5%
AMERIGROUP Corp. (a)	20,000	491,200
Hanger Orthopedic Group, Inc. (a)	30,000	481,500
Lincare Holdings, Inc. (a)	20,000	478,600
Patterson Companies, Inc. (a)	15,000	282,300
		1,733,600
Pharmaceuticals - 10.0%
Alpharma, Inc. Class A (a)	20,000	722,000
Johnson & Johnson	47,000	2,753,260
Perrigo Co.	35,000	1,204,350
Pfizer, Inc.	275,000	4,518,250
Warner Chilcott Ltd. (a)	90,000	1,192,500
Wyeth	35,000	1,260,350
		11,650,710
TOTAL HEALTH CARE		20,256,814
INDUSTRIALS - 15.0%
Aerospace & Defense - 5.6%
BAE Systems PLC	220,000	1,204,304
Northrop Grumman Corp.	70,400	2,882,880
Raytheon Co.	26,000	1,268,800
United Technologies Corp.	25,000	1,213,250
		6,569,234
Airlines - 0.4%
UAL Corp.	40,000	450,000
Building Products - 0.7%
Lennox International, Inc.	20,000	552,800
NCI Building Systems, Inc. (a)	20,000	304,400
		857,200
LONG STOCK POSITIONS (d) - CONTINUED
	Shares	Value
INDUSTRIALS - continued
Commercial Services & Supplies - 0.9%
Allied Waste Industries, Inc. (a)	55,000	$ 590,700
R.R. Donnelley & Sons Co.	35,000	446,600
		1,037,300
Electrical Equipment - 1.1%
A.O. Smith Corp.	20,000	654,800
Rockwell Automation, Inc.	20,000	623,000
		1,277,800
Industrial Conglomerates - 3.3%
General Electric Co.	50,000	858,500
Tyco International Ltd.	143,100	2,990,790
		3,849,290
Machinery - 1.1%
Navistar International Corp. (a)	41,000	895,850
Timken Co.	30,000	435,300
		1,331,150
Marine - 0.4%
Safe Bulkers, Inc.	100,000	415,000
Professional Services - 0.2%
MPS Group, Inc. (a)	15,000	99,300
Navigant Consulting, Inc. (a)	7,200	136,152
		235,452
Road & Rail - 1.3%
Norfolk Southern Corp.	10,300	509,541
Union Pacific Corp.	20,000	1,000,800
		1,510,341
TOTAL INDUSTRIALS		17,532,767
INFORMATION TECHNOLOGY - 20.0%
Communications Equipment - 1.8%
Cisco Systems, Inc. (a)	80,000	1,323,200
Foundry Networks, Inc. (a)	35,000	542,150
Polycom, Inc. (a)	15,000	282,450
		2,147,800
Computers & Peripherals - 5.8%
Dell, Inc. (a)	60,000	670,200
International Business Machines Corp.	45,000	3,672,000
LONG STOCK POSITIONS (d) - CONTINUED
	Shares	Value
INFORMATION TECHNOLOGY - continued
Computers & Peripherals - continued
NCR Corp. (a)	67,700	$ 1,027,686
Western Digital Corp. (a)	110,000	1,342,000
		6,711,886
Electronic Equipment & Components - 0.8%
Agilent Technologies, Inc. (a)	50,000	941,500
SYNNEX Corp. (a)	4,000	41,840
		983,340
Internet Software & Services - 0.9%
j2 Global Communications, Inc. (a)	15,000	292,800
Sohu.com, Inc. (a)	15,000	728,100
		1,020,900
IT Services - 4.4%
Accenture Ltd. Class A	63,000	1,951,740
Affiliated Computer Services, Inc. Class A (a)	26,000	1,051,700
Alliance Data Systems Corp. (a)	12,000	519,720
CACI International, Inc. Class A (a)	10,000	444,100
Fidelity National Information Services, Inc.	20,000	343,600
Integral Systems, Inc. (a)	20,000	480,000
SAIC, Inc. (a)	20,000	356,000
		5,146,860
Semiconductors & Semiconductor Equipment - 1.2%
Altera Corp.	78,000	1,147,380
PMC-Sierra, Inc. (a)	60,000	240,600
		1,387,980
Software - 5.1%
BMC Software, Inc. (a)	10,000	249,600
McAfee, Inc. (a)	40,000	1,213,200
Microsoft Corp.	45,000	909,900
Sybase, Inc. (a)	50,000	1,232,000
Symantec Corp. (a)	150,000	1,804,500
Synopsys, Inc. (a)	35,000	561,050
		5,970,250
TOTAL INFORMATION TECHNOLOGY		23,369,016
MATERIALS - 4.7%
Containers & Packaging - 0.6%
Rock-Tenn Co. Class A	20,000	675,400
LONG STOCK POSITIONS (d) - CONTINUED
	Shares	Value
MATERIALS - continued
Metals & Mining - 4.1%
ArcelorMittal SA (NY Shares) Class A	55,000	$ 1,302,400
Cliffs Natural Resources, Inc.	40,000	950,000
Compass Minerals International, Inc.	10,700	599,093
Nucor Corp.	20,000	713,600
Reliance Steel & Aluminum Co.	27,000	556,740
Steel Dynamics, Inc.	80,000	660,800
		4,782,633
TOTAL MATERIALS		5,458,033
TELECOMMUNICATION SERVICES - 4.4%
Diversified Telecommunication Services - 4.4%
Atlantic Tele-Network, Inc.	25,000	573,500
CenturyTel, Inc.	21,000	557,760
Embarq Corp.	35,000	1,142,400
Level 3 Communications, Inc. (a)	200,000	188,060
Premiere Global Services, Inc. (a)	45,000	274,500
Verizon Communications, Inc.	75,000	2,448,750
		5,184,970
UTILITIES - 5.6%
Electric Utilities - 1.3%
FirstEnergy Corp.	25,000	1,464,500
Independent Power Producers & Energy Traders - 1.8%
NRG Energy, Inc. (a)	87,100	2,063,399
Multi-Utilities - 2.5%
CMS Energy Corp.	87,000	883,920
PG&E Corp.	30,000	1,141,200
Sempra Energy	20,000	933,400
		2,958,520
TOTAL UTILITIES		6,486,419
TOTAL COMMON STOCKS (Cost $179,618,722)		146,093,372
TOTAL LONG STOCK POSITIONS - 125.4% (Cost $179,618,722)		146,093,372
U.S. Treasury Obligations - 1.8%
	Principal Amount	Value
U.S. Treasury Bills, yield at date of purchase 0.35% to 1.68% 12/4/08 to 2/5/09 (c) (Cost $2,118,617)	$ 2,120,000	$ 2,119,922
Money Market Funds - 8.0%
	Shares
Fidelity Cash Central Fund, 1.29% (b) (Cost $9,276,817)	9,276,817	9,276,817
TOTAL INVESTMENT PORTFOLIO - 135.2% (Cost $191,014,156)		157,490,111
TOTAL SECURITIES SOLD SHORT - (33.6)% (Proceeds $42,913,528)		(39,122,250)
NET OTHER ASSETS - (1.6)%		(1,903,201)
NET ASSETS - 100%		$ 116,464,660
SHORT STOCK POSITIONS - (33.6%)
Common Stocks - (33.6)%
CONSUMER DISCRETIONARY - (8.5)%
Auto Components - (0.6)%
Amerigon, Inc.	(200,000)	(746,000)
Distributors - (1.0)%
LKQ Corp.	(110,000)	(1,146,200)
Hotels, Restaurants & Leisure - (1.5)%
Choice Hotels International, Inc.	(30,000)	(753,300)
Morgans Hotel Group Co.	(250,000)	(1,000,000)
		(1,753,300)
Household Durables - (0.6)%
Ryland Group, Inc.	(40,000)	(678,800)
Internet & Catalog Retail - (0.7)%
Amazon.com, Inc.	(20,000)	(854,000)
SHORT STOCK POSITIONS - CONTINUED
	Shares	Value
CONSUMER DISCRETIONARY - continued
Multiline Retail - (2.7)%
JCPenney Co., Inc.	(35,000)	$ (664,650)
Kohl's Corp.	(60,000)	(1,959,600)
Saks, Inc.	(130,000)	(560,300)
		(3,184,550)
Specialty Retail - (0.2)%
Coldwater Creek, Inc.	(150,000)	(288,000)
Textiles, Apparel & Luxury Goods - (1.0)%
K-Swiss, Inc. Class A	(95,000)	(1,197,000)
TOTAL CONSUMER DISCRETIONARY		(9,847,850)
ENERGY - (1.9)%
Energy Equipment & Services - (0.5)%
FMC Technologies, Inc.	(20,000)	(549,400)
Oil, Gas & Consumable Fuels - (1.4)%
Cabot Oil & Gas Corp.	(20,000)	(599,400)
Quicksilver Resources, Inc.	(50,000)	(311,500)
Rex Energy Corp.	(115,000)	(701,500)
		(1,612,400)
TOTAL ENERGY		(2,161,800)
FINANCIALS - (1.7)%
Capital Markets - (0.5)%
Eaton Vance Corp. (non-vtg.)	(30,000)	(573,600)
Commercial Banks - (0.5)%
Regions Financial Corp.	(60,000)	(611,400)
Diversified Financial Services - (0.7)%
MSCI, Inc. Class A	(55,000)	(848,650)
TOTAL FINANCIALS		(2,033,650)
SHORT STOCK POSITIONS - CONTINUED
	Shares	Value
HEALTH CARE - (2.9)%
Health Care Providers & Services - (0.8)%
Cardinal Health, Inc.	(30,000)	$ (975,600)
Life Sciences Tools & Services - (2.0)%
Charles River Laboratories International, Inc.	(15,000)	(342,000)
Covance, Inc.	(15,000)	(586,200)
PAREXEL International Corp.	(50,000)	(416,000)
Waters Corp.	(25,000)	(1,030,750)
		(2,374,950)
TOTAL HEALTH CARE		(3,350,550)
INDUSTRIALS - (4.0)%
Air Freight & Logistics - (1.1)%
Expeditors International of Washington, Inc.	(40,000)	(1,337,200)
Commercial Services & Supplies - (1.6)%
Corrections Corp. of America	(40,000)	(723,600)
Healthcare Services Group, Inc.	(70,000)	(1,113,000)
		(1,836,600)
Road & Rail - (0.7)%
Heartland Express, Inc.	(50,000)	(772,000)
Trading Companies & Distributors - (0.7)%
Applied Industrial Technologies, Inc.	(40,000)	(762,400)
TOTAL INDUSTRIALS		(4,708,200)
INFORMATION TECHNOLOGY - (9.1)%
Communications Equipment - (0.9)%
Riverbed Technology, Inc.	(110,000)	(1,032,900)
Electronic Equipment & Components - (1.2)%
Itron, Inc.	(30,000)	(1,421,400)
SHORT STOCK POSITIONS - CONTINUED
	Shares	Value
INFORMATION TECHNOLOGY - continued
Internet Software & Services - (1.4)%
GSI Commerce, Inc.	(110,000)	$ (875,600)
Yahoo!, Inc.	(70,000)	(805,700)
		(1,681,300)
IT Services - (0.5)%
Cognizant Technology Solutions Corp. Class A	(30,000)	(576,000)
Semiconductors & Semiconductor Equipment - (2.0)%
Atheros Communications, Inc.	(30,000)	(438,000)
FormFactor, Inc.	(40,000)	(541,200)
NVIDIA Corp.	(100,000)	(747,000)
Rubicon Technology, Inc.	(121,000)	(551,760)
		(2,277,960)
Software - (3.1)%
Blackbaud, Inc.	(50,000)	(625,000)
FalconStor Software, Inc.	(227,600)	(660,040)
Salesforce.com, Inc.	(35,000)	(1,001,700)
Ultimate Software Group, Inc.	(90,000)	(1,377,900)
		(3,664,640)
TOTAL INFORMATION TECHNOLOGY		(10,654,200)
MATERIALS - (2.6)%
Chemicals - (1.3)%
Air Products & Chemicals, Inc.	(20,000)	(955,200)
Praxair, Inc.	(10,000)	(590,500)
		(1,545,700)
Containers & Packaging - (0.8)%
Silgan Holdings, Inc.	(20,000)	(904,800)
SHORT STOCK POSITIONS - CONTINUED
	Shares	Value
MATERIALS - continued
Metals & Mining - (0.5)%
RTI International Metals, Inc.	(50,000)	$ (601,000)
TOTAL MATERIALS		(3,051,500)
TELECOMMUNICATION SERVICES - (0.7)%
Diversified Telecommunication Services - (0.7)%
Cbeyond, Inc.	(50,000)	(760,500)
UTILITIES - (2.2)%
Electric Utilities - (2.2)%
Exelon Corp.	(10,000)	(562,100)
FPL Group, Inc.	(20,000)	(975,200)
PPL Corp.	(30,000)	(1,016,700)
		(2,554,000)
TOTAL SHORT STOCK POSITIONS - (33.6)% (Proceeds $42,913,528)		$ (39,122,250)
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Purchased
Equity Index Contracts
141 CME E-mini S&P 500 Index Contracts	Dec. 2008	$ 6,311,865	$ 279,180

The face value of futures purchased as a percentage of net assets - 5.4%
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $2,119,922.
(d) Securities are pledged with broker as collateral for securities sold short.
Other Information

The following is a summary of the inputs used, as of November 30, 2008, involving the Fund's assets carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities	$ 157,490,111	$ 153,704,965	$ 3,785,146	$ -
Other Financial Instruments*	$ (38,843,070)	$ (38,843,070)	$ -	$ -
* Other financial instruments include Futures Contracts and Short Positions.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 53,265
Income Tax Information
At November 30, 2008, the fund had a capital loss carryforward of approximately $17,916,620 all of which will expire on November 30, 2016.
The fund intends to elect to defer to its fiscal year ending November 30, 2009 approximately $10,978,994 of losses recognized during the period November 1, 2008 to November 30, 2008.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	November 30, 2008

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $181,737,339)	$ 148,213,294
Fidelity Central Funds (cost $9,276,817)	9,276,817
Total Investments (cost $191,014,156)		$ 157,490,111
Foreign currency held at value (cost $134,742)		134,742
Receivable for investments sold		6,587,254
Receivable for fund shares sold		91,465
Dividends receivable		517,446
Distributions receivable from Fidelity Central Funds		11,199
Receivable for daily variation on futures contracts		60,501
Prepaid expenses		28,985
Receivable from investment adviser for expense reductions		19
Total assets		164,921,722

Liabilities
Payable for investments purchased	$ 8,933,464
Securities sold short at value (proceeds $42,913,528)	39,122,250
Dividend expense payable on securities sold short	36,950
Payable for fund shares redeemed	95,608
Accrued management fee	84,380
Distribution fees payable	4,663
Other affiliated payables	26,283
Other payables and accrued expenses	153,464
Total liabilities		48,457,062

Net Assets		$ 116,464,660
Net Assets consist of:
Paid in capital		$ 177,430,424
Undistributed net investment income		334,409
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(31,850,376)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(29,449,797)
Net Assets		$ 116,464,660

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

November 30, 2008

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($7,647,873 ÷ 1,197,807 shares)	$ 6.38

Maximum offering price per share (100/94.25 of $6.38)	$ 6.77
Class T: Net Asset Value and redemption price per share ($1,702,942 ÷ 267,188 shares)	$ 6.37

Maximum offering price per share (100/96.50 of $6.37)	$ 6.60
Class B: Net Asset Value and offering price per share ($912,383 ÷ 143,642 shares)A	$ 6.35

Class C: Net Asset Value and offering price per share ($1,925,064 ÷ 303,070 shares)A	$ 6.35

130/30 Large Cap: Net Asset Value, offering price and redemption price per share ($101,322,550 ÷ 15,841,437 shares)	$ 6.40

Institutional Class: Net Asset Value, offering price and redemption price per share ($2,953,840 ÷ 461,868 shares)	$ 6.40

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

For the period March 31, 2008 (commencement of operations) to November 30, 2008

Investment Income
Dividends		$ 1,488,254
Interest		44,576
Income from Fidelity Central Funds		53,265
Total income		1,586,095

Expenses
Management fee	$ 527,285
Transfer agent fees	131,384
Distribution fees	34,504
Accounting fees and expenses	30,153
Custodian fees and expenses	19,851
Independent trustees compensation	255
Registration fees	80,845
Audit	48,984
Legal	13,730
Interest	142,296
Dividend expenses for securities sold short	447,597
Total expenses before reductions	1,476,884
Expense reductions	(48,464)	1,428,420
Net investment income (loss)		157,675
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(36,454,147)
Foreign currency transactions	(2,997)
Futures contracts	(2,355,463)
Securities Sold Short	7,138,966
Total net realized gain (loss)		(31,673,641)
Change in net unrealized appreciation (depreciation) on: Investment securities	(29,732,767)
Assets and liabilities in foreign currencies	3,790
Futures contracts	279,180
Total change in net unrealized appreciation (depreciation)		(29,449,797)
Net gain (loss)		(61,123,438)
Net increase (decrease) in net assets resulting from operations		$ (60,965,763)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

For the period March 31, 2008 (commencement of operations) to November 30, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 157,675
Net realized gain (loss)	(31,673,641)
Change in net unrealized appreciation (depreciation)	(29,449,797)
Net increase (decrease) in net assets resulting from operations	(60,965,763)
Share transactions - net increase (decrease)	177,430,423
Total increase (decrease) in net assets	116,464,660

Net Assets
Beginning of period	-
End of period (including undistributed net investment income of $334,409)	$ 116,464,660

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Cash Flows

For the period March 31, 2008 (commencement of operations) to November 30, 2008

Cash flows from operating activities:
Net decrease in net assets resulting from operations	$ (60,965,763)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash used in operating activities:
Changes in assets and liabilities related to operations:
Change in receivable for investments sold	(6,587,254)
Change in receivable for fund shares sold	(91,465)
Change in dividends receivable and distributions receivable from Fidelity Central Funds	(528,645)
Change in prepaid expenses	(28,985)
Change in receivable for daily variation on futures contracts	(60,501)
Change in receivable from investment advisor for expense reductions	(19)
Change in payable for investments purchased	8,933,464
Change in dividend expense payable on securities sold short	36,950
Change in payable for fund shares redeemed	95,608
Change in other payables and accrued expenses	249,392
Purchases of long term investments	(456,104,111)
Proceeds from sale of long term investments	240,007,086
Purchase of short term investments-net	(11,370,485)
Purchases of covers for securities sold short	(94,233,744)
Proceeds from securities sold short	144,286,238
Net realized loss on investments, foreign currency transactions and securities sold short	29,318,178
Change in net unrealized (appreciation) depreciation on investments, foreign currency transactions and securities sold short	29,728,977
Net cash used in operating activities	(177,315,079)

Cash flows from financing activities:
Proceeds from sales of shares	220,021,493
Cost of shares redeemed	(42,591,070)
Change in accrued broker fees on securities borrowed	19,398
Net cash provided by financing activities	177,449,821

Net increase in cash and cash equivalents	134,742
Cash and foreign currency, beginning of period	-
Cash and foreign currency, end of period	$ 134,742

Cash paid during the period for interest $122,898.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Year ended November 30,

2008 H

Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) E	- J
Net realized and unrealized gain (loss)	(3.62)
Total from investment operations	(3.62)
Net asset value, end of period	$ 6.38
Total Return B, C, D	(36.20)%
Ratios to Average Net Assets F, I
Expenses before reductions	2.63% A
Expenses net of fee waivers, if any	2.50% A
Expenses before reductions (excluding interest and dividend expenses for securities sold short)	1.68% A
Expenses net of all reductions (excluding interest and dividend expenses for securities sold short)	1.55% A
Net investment income (loss)	0.07% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,648
Portfolio turnover rate G	288%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period March 31, 2008 (commencement of operations) to November 30, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements and include interest and dividend expenses for securities sold short.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Year ended November 30,

2008 H

Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.01)
Net realized and unrealized gain (loss)	(3.62)
Total from investment operations	(3.63)
Net asset value, end of period	$ 6.37
Total Return B, C, D	(36.30)%
Ratios to Average Net Assets F, I
Expenses before reductions	2.96% A
Expenses net of fee waivers, if any	2.75% A
Expenses before reductions (excluding interest and dividend expenses for securities sold short)	2.01% A
Expenses net of all reductions (excluding interest and dividend expenses for securities sold short)	1.80% A
Net investment income (loss)	(.20)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,703
Portfolio turnover rate G	288%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period March 31, 2008 (commencement of operations) to November 30, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements and include interest and dividend expenses for securities sold short.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Year ended November 30,

2008 H

Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.04)
Net realized and unrealized gain (loss)	(3.61)
Total from investment operations	(3.65)
Net asset value, end of period	$ 6.35
Total Return B, C, D	(36.50)%
Ratios to Average Net Assets F, I
Expenses before reductions	3.45% A
Expenses net of fee waivers, if any	3.25% A
Expenses before reductions (excluding interest and dividend expenses for securities sold short)	2.50% A
Expenses net of all reductions (excluding interest and dividend expenses for securities sold short)	2.30% A
Net investment income (loss)	(.69)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 912
Portfolio turnover rate G	288%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period March 31, 2008 (commencement of operations) to November 30, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements and include interest and dividend expenses for securities sold short.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Year ended November 30,

2008 H

Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.04)
Net realized and unrealized gain (loss)	(3.61)
Total from investment operations	(3.65)
Net asset value, end of period	$ 6.35
Total Return B, C, D	(36.50)%
Ratios to Average Net Assets F, I
Expenses before reductions	3.43% A
Expenses net of fee waivers, if any	3.25% A
Expenses before reductions (excluding interest and dividend expenses for securities sold short)	2.48% A
Expenses net of all reductions (excluding interest and dividend expenses for securities sold short)	2.30% A
Net investment income (loss)	(.69)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,925
Portfolio turnover rate G	288%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period March 31, 2008 (commencement of operations) to November 30, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements and include interest and dividend expenses for securities sold short.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - 130/30 Large Cap

Year ended November 30,

2008 G

Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.02
Net realized and unrealized gain (loss)	(3.62)
Total from investment operations	(3.60)
Net asset value, end of period	$ 6.40
Total Return B, C	(36.00)%
Ratios to Average Net Assets E, H
Expenses before reductions	2.32% A
Expenses net of fee waivers, if any	2.25% A
Expenses before reductions (excluding interest and dividend expenses for securities sold short)	1.37% A
Expenses net of all reductions (excluding interest and dividend expenses for securities sold short)	1.30% A
Net investment income (loss)	.31% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 101,323
Portfolio turnover rate F	288%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period March 31, 2008 (commencement of operations) to November 30, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements and include interest and dividend expenses for securities sold short.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Year ended November 30,

2008 G

Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.02
Net realized and unrealized gain (loss)	(3.62)
Total from investment operations	(3.60)
Net asset value, end of period	$ 6.40
Total Return B, C	(36.00)%
Ratios to Average Net Assets E, H
Expenses before reductions	2.39% A
Expenses net of fee waivers, if any	2.25% A
Expenses before reductions (excluding interest and dividend expenses for securities sold short)	1.44% A
Expenses net of all reductions (excluding interest and dividend expenses for securities sold short)	1.30% A
Net investment income (loss)	.31% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,954
Portfolio turnover rate F	288%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period March 31, 2008 (commencement of operations) to November 30, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements and include interest and dividend expenses for securities sold short.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2008

1. Organization.

Fidelity 130/30 Large Cap Fund (the Fund) is a fund of Fidelity Mt. Vernon Street Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, 130/30 Large Cap, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Long and short positions in equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price (last ask price to value short positions). Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund is subject to the provisions of Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" (SFAS 157). SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

market prices are not readily available or reliable. The three levels of the hierarchy under SFAS 157 are described below:

Level 1	Quoted prices in active markets for identical securities.
Level 2

Prices determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.

Level 3

Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund's own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available.

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy.

The aggregate value by input level, as of November 30, 2008, for the Fund's investments is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

cost. Dividend income and dividend expense on securities sold short, are recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There are no unrecognized tax benefits in the accompanying financial statements in connection with the tax positions expected to be taken in the initial filing of the Fund's tax return. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Book-tax differences are primarily due to futures transactions, foreign currency transactions, market discount, partnerships, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 2,075,546
Unrealized depreciation	(38,275,195)
Net unrealized appreciation (depreciation)	(36,199,649)
Undistributed ordinary income	334,423
Capital loss carryforward	(17,916,620)

Cost for federal income tax purposes	$ 193,689,760

New Accounting Pronouncements. In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (SFAS 161), was issued and is effective for reporting periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures to provide information about the reasons the Fund invests in derivative instruments, the accounting treatment and the effect derivatives have on financial performance.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Short Sales. Consistent with its investment objective, the Fund holds long securities that it expects to outperform the market and sell securities short in issuers expected to underperform the market. The Fund intends to maintain a net long exposure (the market value of long positions less the market value of short positions) of 100%,

Annual Report

Notes to Financial Statements - continued

4. Operating Policies - continued

Short Sales - continued

normally targeting long and short positions of approximately 130% and 30% of the Fund's net assets, respectively. In a short sale transaction, the Fund sells securities it does not own, but has borrowed from a broker, in anticipation of a decline in the market value of the securities. To complete or "close out" a short sale, the Fund must purchase the same securities at the current market price and deliver them to the broker. Until the Fund closes out a short position, it is obligated to pay the broker fees incurred on borrowing the securities. The fees, which are net of rebates are recorded as interest expense in the accompanying Statement of Operations. The Fund is required to maintain a margin account with the broker and to pledge a portion of its assets to the broker as collateral for the borrowed securities. The collateral is marked-to-market daily to reflect the current value of the short positions. The Fund is subject to risk of loss if the broker were to fail to perform its obligations under the contract. Short positions are reported at value in the accompanying Schedule of Investments under the caption "Short Stock Positions" and in the accompanying Statement of Assets & Liabilities. Dividends declared on short positions are recorded as dividend expense in the accompanying Statement of Operations and the Fund is obligated to pay the broker any dividends due on securities sold short. In the event the price of a security sold short increases between the short sale and when the Fund closes out the short sale, the Fund will incur a loss. The Fund will realize a gain if the security declines in value between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are theoretically unlimited because the short position loses value as the securities' price increases. The Fund's ultimate obligation to satisfy the short sale may exceed the amount shown in the accompanying Statement of Assets & Liabilities.

Futures Contracts. The Fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase a fund's exposure to the underlying instrument, while selling futures tends to decrease a fund's exposure to the underlying instrument or hedge other fund investments. Upon entering into a futures contract, a fund is required to deposit with a clearing broker, no later than the following business day, an amount ("initial margin") equal to a certain percentage of the face value of the contract. The initial margin may be in the form of cash or securities and is transferred to a segregated account on settlement date. Subsequent payments ("variation margin") are made or received by a fund depending on the daily fluctuations in the value of the futures contract and are accounted for as unrealized gains or losses. Realized gains (losses) are recorded upon the expiration or closing of the futures contract. Securities deposited to meet margin requirements are identified in the Schedule of Investments. Futures contracts involve, to varying degrees, risk of loss in excess of any futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the Schedule of Investments

Annual Report

4. Operating Policies - continued

Futures Contracts - continued

under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contract's terms.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short sales and short-term securities, aggregated $456,104,111 and $240,007,086, respectively. Securities sold short and purchases to cover securities sold short aggregated $144,286,238 and $94,233,744 respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .60% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a performance period). The upward or downward adjustment to the management fee is based on the investment performance of the 130/30 Large Cap Class as compared to an appropriate benchmark index. The Fund's performance period began on April 1, 2008 and subsequent months will be added until the performance period includes 36 months. The Fund's performance adjustment will not take effect until March 1, 2009. For the period, the total annualized management fee rate was .86% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan - continued

selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 8,121	$ 1,959
Class T	.25%	.25%	6,317	2,435
Class B	.75%	.25%	7,037	6,513
Class C	.75%	.25%	13,029	9,628
			$ 34,504	$ 20,535

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 14,523
Class T	2,032
Class B*	402
Class C*	404
$ 17,361

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

shareholder reports, except proxy statements. For the period, each class paid the following transfer agent fees:

	Amount	% of Average Net Assets *
Class A	$ 8,078.25
Class T	3,465.27
Class B	1,840.26
Class C	3,791.29
130/30 Large Cap	109,139.21
Institutional Class	5,071.24
	$ 131,384

* Annualized

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The fee is based on the level of average net assets for the month.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $8,255 for the period.

7. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense and dividend expense on securities sold short, are excluded from this reimbursement. As a result, actual expenses paid by a shareholder may be higher than the limitations listed in the table below.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class A	1.55%	$ 4,215
Class T	1.80%	2,639
Class B	2.30%	1,455
Class C	2.30%	2,390
130/30 Large Cap	1.30%	34,527
Institutional Class	1.30%	2,895
		$ 48,121

Annual Report

Notes to Financial Statements - continued

7. Expense Reductions - continued

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $137 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $206.

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares A	Dollars A
	Period ended November 30, 2008	Period ended November 30, 2008
Class A
Shares sold	1,400,487	$ 12,151,154
Shares redeemed	(202,680)	(1,497,727)
Net increase (decrease)	1,197,807	$ 10,653,427
Class T
Shares sold	310,051	$ 3,065,770
Shares redeemed	(42,863)	(360,315)
Net increase (decrease)	267,188	$ 2,705,455
Class B
Shares sold	152,239	$ 1,502,008
Shares redeemed	(8,597)	(69,840)
Net increase (decrease)	143,642	$ 1,432,168
Class C
Shares sold	358,920	$ 3,533,321
Shares redeemed	(55,850)	(422,901)
Net increase (decrease)	303,070	$ 3,110,420
130/30 Large Cap
Shares sold	20,530,530	$ 193,749,725
Shares redeemed	(4,689,093)	(39,231,726)
Net increase (decrease)	15,841,437	$ 154,517,999

Annual Report

9. Share Transactions - continued

	Shares A	Dollars A
	Period ended November 30, 2008	Period ended November 30, 2008
Institutional Class
Shares sold	601,490	$ 6,019,515
Shares redeemed	(139,622)	(1,008,561)
Net increase (decrease)	461,868	$ 5,010,954

A For the period March 31, 2008 (commencement of operations) to November 30, 2008.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Mt. Vernon Street Trust and the Shareholders of Fidelity 130/30 Large Cap Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, changes in net assets and cash flows and the financial highlights present fairly, in all material respects, the financial position of Fidelity 130/30 Large Cap Fund (a fund of Fidelity Mt. Vernon Street Trust) at November 30, 2008, the results of its operations, the changes in its net assets and its cash flows and the financial highlights for the period indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity 130/30 Large Cap Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at November 30, 2008 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

January 29, 2009

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for Edward C. Johnson 3d and James C. Curvey, each of the Trustees oversees 222 funds advised by FMR or an affiliate. Messrs. Johnson and Curvey oversee 381 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (78)

Year of Election or Appointment: 1982

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (73)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-
present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (60)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Currently, Mr. Dirks serves as a member of the Board of Directors for Brookville Children's Services, Inc. (2009-present).

Alan J. Lacy (55)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb (global pharmaceuticals, 2007-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Ned C. Lautenbach (64)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (64)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (64)

Year of Election or Appointment: 2005

Ms. Small is a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College and as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy. In addition, she served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (69)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, he is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (59)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (58)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment firm), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Advisory Board Member and Executive Officers**:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (64)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (39)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Walter C. Donovan (46)

Year of Election or Appointment: 2007

Vice President of Fidelity's Equity Funds. Mr. Donovan also serves as President of FMR and FMR Co., Inc., and Executive Vice President of Fidelity Investments Money Management, Inc. (2007-present). Previously, Mr. Donovan served as Executive Vice President of FMR and FMR Co., Inc. (2005-2007) and Senior Vice President of FMR (2003-2005) and FMR Co., Inc. (2004-2005).

Bruce T. Herring (43)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Group Chief Investments Officer of FMR. Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds.

Scott C. Goebel (40)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Secretary of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

John B. McGinty, Jr. (46)

Year of Election or Appointment: 2008

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. McGinty is an employee of Fidelity Investments (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of FDC (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

Holly C. Laurent (54)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (50)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. She served as Chief Operating Officer of FPCMS from 2007 through July 2008. Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007). Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was an audit partner with PwC's investment management practice.

Kenneth A. Rathgeber (61)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present).

Bryan A. Mehrmann (47)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (41)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Robert G. Byrnes (41)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Byrnes is an employee of Fidelity Investments (2005-present). Previously, Mr. Byrnes served as Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (54)
Year of Election or Appointment: 2004 Assistant Treasurer of the Fidelity funds. Mr. Lydecker is an employee of Fidelity Investments.
Paul M. Murphy (61)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (50)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity 130/30 Large Cap Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2008 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders; (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved agreements with foreign sub-advisers Fidelity Management & Research (Japan) Inc. and Fidelity Management & Research (Hong Kong) Limited, as well as amendments to the fund's agreement with Fidelity Management & Research (U.K.) Inc.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board further considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fees on Fidelity's Institutional Money Market Funds and launching Class IV and Institutional Class of certain of these funds; (iii) reducing the transfer agent fees for the Fidelity Select Portfolios and Investor Class of the VIP funds; and (iv) launching Class K of 29 equity funds as a lower-fee class available to certain employer-sponsored retirement plans.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. The Board noted that it is not possible to evaluate performance in any comprehensive fashion because the fund had been in operation for less than one calendar year. Once the fund has been in operation for at least one calendar year, the Board will review the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against a broad-based securities market index and a peer group of mutual funds.

The Board considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and projected total operating expenses of each class of the fund in reviewing the Advisory Contracts. The Board noted that the fund's management fee and projected expenses are comparable to those of similar funds that Fidelity offers to shareholders. The Board noted that the fund's management fee rate is higher than the median fee rate of a broad group of funds with similar Lipper investment objective categories and comparable management fee characteristics, but lower than the median fee rate of funds that follow similar strategies. The Board also noted FMR's assertion that managing a fund with both long and short positions requires more resources than traditional long-only funds, warranting a higher management fee than traditional long-only domestic growth funds. The Board also considered that the fund's investment strategy involves certain operating costs that contribute to the projected total operating expenses of each class.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, the Board concluded that the fund's management fee and total expenses for each class of the fund were fair and reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The fund has only recently commenced operations and therefore no revenue, cost, or profitability data was available for the Board to review in respect of the fund at the time in renew the Advisory Contracts. In connection with its future renewal of the fund's Advisory Contracts, the Board will consider the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's fund profitability methodology, the profitability of certain fund service providers, and profitability trends for certain funds; (iv) Fidelity's compensation structure for portfolio managers and key personnel, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (v) Fidelity's fee structures and rationale for recommending different fees among categories of funds; and (vi) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Ltd.

Fidelity Research & Analysis Company

FIL Investment Advisors

Fidelity Investments Japan Limited

FIL Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Mellon Bank, N.A.
Pittsburgh, PA

AFLC-UANN-0109
1.859216.100

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor
130/30 Large Cap
Fund - Institutional Class

Annual Report

November 30, 2008

Institutional Class is a
class of Fidelity® 130/30
Large Cap Fund

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, changes in net assets and cash flows as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable .

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Turmoil has been the watchword for the world's securities markets in 2008, with domestic and international stocks down sharply amid the global credit squeeze. A flight to quality boosted returns for U.S. Treasuries, one of the few asset classes with positive results heading into the latter stages of the year. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average annual total returns take Fidelity Advisor 130/30 Large Cap Fund - Institutional Class's cumulative total return and show you what would have happened if Institutional Class shares had performed at a constant rate each year. These numbers will be reported once the fund is a year old.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor 130/30 Large Cap Fund - Institutional Class on March 31, 2008, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500SM Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Keith Quinton, Portfolio Manager of Fidelity Advisor 130/30 Large Cap Fund

Equity markets dropped sharply during the 12 months ending November 30, 2008, as home values fell, credit availability decreased and liquidity became increasingly scarce. In that time, the Standard & Poor's 500SM Index fell 38.09%. All 10 sectors in the S&P 500® were negative, led by a nearly 58% decline in financials. Beginning in September, the U.S. economy spiraled downward, as several large financial institutions went bankrupt, were forced into acquisitions or were taken over by the federal government. The Federal Reserve Board facilitated many of these and other transactions, and also lowered the federal funds target rate twice in October - on top of five other rate cuts during the year - leaving it at 1.00% at period end. The stock market continued to perform erratically, however, as unemployment levels rose, energy prices dropped and consumer confidence waned. The Dow Jones Industrial AverageSM declined 32.11% for the 12-month period, while the technology-heavy NASDAQ Composite® Index dropped 41.80%. By comparison, the MSCI® EAFE® Index (Europe, Australasia, Far East) - a measure of developed markets outside the U.S. and Canada - tumbled 47.70%.

Since its inception on March 31, 2008, through November 30, 2008, the fund's Class A, Class T, Class B and Class C shares lost 36.20%, 36.30%, 36.50% and 36.50%, respectively (excluding sales charges), trailing the S&P 500's 31.16% decline during that time frame. Performance was hurt by the fund's exposure to economically sensitive stocks in industrials and energy, by stock selection in utilities and consumer staples, and by the fund's use of S&P 500 futures, which fell. Strong relative returns in financials, consumer discretionary and health care helped. Returns were hurt by underweighting energy giant Exxon Mobil, and our holdings in United States Steel, which fell on slumping demand and prices. Engine manufacturer Cummins and Western Digital, a low-margin technology company, also suffered. Food producer Tyson Foods was affected by the credit freeze, and oil exploration and production company Nabors Industries saw decreased demand for its services. Performance was aided by underweighting conglomerate General Electric, which was fully exposed to the economic downturn and financial crisis. The fund also did well to underweight troubled insurance giant American International Group (AIG). Fast-food restaurant chain McDonald's performed well and gained as consumers cut costs. MGM Mirage, an out-of-benchmark short position, contributed to results as the casino and hotel company's stock tumbled, reflecting economic weakness. Some stocks I've mentioned were not held at period end.

Since its inception on March 31, 2008, through November 30, 2008, the fund's Institutional Class shares lost 36.00%, trailing the S&P 500's 31.16% decline during that time frame. Performance was hurt by the fund's exposure to economically sensitive stocks in industrials and energy, by stock selection in utilities and consumer staples, and by the fund's use of S&P 500 futures, which fell. Strong relative returns in financials, consumer discretionary and health care helped. Returns were hurt by underweighting energy giant Exxon Mobil, and our holdings in United States Steel, which fell on slumping demand and prices. Engine manufacturer Cummins and Western Digital, a low-margin technology company, also suffered. Food producer Tyson Foods was affected by the credit freeze, and oil exploration and production company Nabors Industries saw decreased demand for its services. Performance was aided by underweighting conglomerate General Electric, which was fully exposed to the economic downturn and financial crisis. The fund also did well to underweight troubled insurance giant American International Group (AIG). Fast-food restaurant chain McDonald's performed well and gained as consumers cut costs. MGM Mirage, an out-of-benchmark short position, contributed to results as the casino and hotel company's stock tumbled, reflecting economic weakness. Some stocks I've mentioned were not held at period end.

Annual Report

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2008 to November 30, 2008).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value June 1, 2008	Ending Account Value November 30, 2008	Expenses Paid During Period* June 1, 2008 to November 30, 2008
Class A	2.50%
Actual		$ 1,000.00	$ 587.50	$ 9.92
HypotheticalA		$ 1,000.00	$ 1,012.50	$ 12.58
Class T	2.75%
Actual		$ 1,000.00	$ 586.60	$ 10.91
HypotheticalA		$ 1,000.00	$ 1,011.25	$ 13.83
Class B	3.25%
Actual		$ 1,000.00	$ 585.30	$ 12.88
HypotheticalA		$ 1,000.00	$ 1,008.75	$ 16.32
Class C	3.25%
Actual		$ 1,000.00	$ 585.30	$ 12.88
HypotheticalA		$ 1,000.00	$ 1,008.75	$ 16.32
130/30 Large Cap	2.25%
Actual		$ 1,000.00	$ 588.80	$ 8.94
HypotheticalA		$ 1,000.00	$ 1,013.75	$ 11.33
Institutional Class	2.25%
Actual		$ 1,000.00	$ 588.80	$ 8.94
HypotheticalA		$ 1,000.00	$ 1,013.75	$ 11.33

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Long Stocks as of November 30, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
ConocoPhillips	4.0	3.7
Pfizer, Inc.	3.9	0.0
JPMorgan Chase & Co.	3.4	2.8
McDonald's Corp.	3.4	2.2
Amgen, Inc.	3.3	0.0
International Business Machines Corp.	3.2	3.3
Altria Group. Inc.	3.0	1.7
Tyco International Ltd.	2.6	0.9
Kroger Co.	2.5	0.8
Northrop Grumman Corp.	2.5	0.7
	31.8
Top Ten Short Stocks as of November 30, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Kohl's Corp.	(1.7)	(0.4)
Itron, Inc.	(1.2)	(0.0)
Ultimate Software Group, Inc.	(1.2)	(0.0)
Expeditors International of Washington, Inc.	(1.1)	(0.0)
K-Swiss, Inc. Class A	(1.0)	(0.6)
LKQ Corp.	(1.0)	(0.0)
Healthcare Services Group, Inc.	(1.0)	(0.6)
Riverbed Technology, Inc.	(0.9)	(1.0)
Waters Corp.	(0.9)	(0.0)
PPL Corp.	(0.9)	(0.0)
	(10.9)
Market Sectors as of November 30, 2008 (% of fund's net assets)
	Long	Short	Net
Health Care	17.4	(2.9)	14.5
Energy	16.1	(1.9)	14.2
Consumer Staples	13.0	(0.0)	13.0
Financials	14.7	(1.7)	13.0
Industrials	15.0	(4.0)	11.0
Information Technology	20.0	(9.1)	10.9
Consumer Discretionary	14.5	(8.5)	6.0
Telecommunication Services	4.4	(0.7)	3.7
Utilities	5.6	(2.2)	3.4
Materials	4.7	(2.6)	2.1
Market Sectors as of May 31, 2008 (% of fund's net assets)
	Long	Short	Net
Information Technology	18.6	(5.7)	12.9
Financials	13.4	(1.2)	12.2
Energy	12.3	(0.3)	12.0
Industrials	11.7	(2.0)	9.7
Consumer Staples	9.3	(0.3)	9.0
Health Care	11.3	(2.7)	8.6
Consumer Discretionary	15.4	(8.8)	6.6
Materials	5.4	(1.3)	4.1
Telecommunication Services	3.1	(0.4)	2.7
Utilities	5.1	(2.5)	2.6
Equity Exposure (% of fund's net assets)
As of November 30, 2008	As of May 31, 2008
Long equity positions* 130.8%	Long equity positions* 122.7%
Short equity positions (33.6)%	Short equity positions (25.2)%
Net equity positions 97.2%	Net equity positions 97.5%

*Long equity positions are adjusted to reflect the effect of future contracts.

Annual Report

Investments November 30, 2008

Showing Percentage of Net Assets

LONG STOCK POSITIONS (d) - 125.4%
	Shares	Value
COMMON STOCKS - 125.4%
CONSUMER DISCRETIONARY - 14.5%
Diversified Consumer Services - 1.7%
Apollo Group, Inc. Class A (non-vtg.) (a)	10,000	$ 768,400
H&R Block, Inc.	60,000	1,147,800
		1,916,200
Hotels, Restaurants & Leisure - 3.7%
McDonald's Corp.	67,000	3,936,250
Nathan's Famous, Inc. (a)	30,000	399,600
		4,335,850
Household Durables - 0.6%
Sealy Corp., Inc.	100,300	301,903
Snap-On, Inc.	12,000	432,600
		734,503
Leisure Equipment & Products - 0.7%
Hasbro, Inc.	30,000	804,000
Media - 2.4%
Comcast Corp. Class A (special) (non-vtg.)	70,000	1,173,900
DreamWorks Animation SKG, Inc. Class A (a)	47,800	1,104,180
Virgin Media, Inc.	110,000	520,300
		2,798,380
Specialty Retail - 0.8%
AutoZone, Inc. (a)	3,000	327,660
Sherwin-Williams Co.	10,000	589,300
		916,960
Textiles, Apparel & Luxury Goods - 4.6%
Coach, Inc. (a)	50,000	895,000
G-III Apparel Group Ltd. (a)	40,300	319,579
Hanesbrands, Inc. (a)	35,000	452,200
Jones Apparel Group, Inc.	40,000	205,200
NIKE, Inc. Class B	45,000	2,396,250
Phillips-Van Heusen Corp.	19,400	338,336
Polo Ralph Lauren Corp. Class A	5,000	216,000
Skechers U.S.A., Inc. Class A (sub. vtg.) (a)	27,500	331,100
Warnaco Group, Inc. (a)	12,700	227,330
		5,380,995
TOTAL CONSUMER DISCRETIONARY		16,886,888
CONSUMER STAPLES - 13.0%
Beverages - 2.6%
Anheuser Busch InBev NV	20,600	339,436
LONG STOCK POSITIONS (d) - CONTINUED
	Shares	Value
CONSUMER STAPLES - continued
Beverages - continued
Anheuser Busch InBev NV rights 12/9/08 (a)	10,000	$ 121,484
Constellation Brands, Inc. Class A (sub. vtg.) (a)	25,000	319,000
Molson Coors Brewing Co. Class B	50,000	2,223,500
		3,003,420
Food & Staples Retailing - 5.8%
BJ's Wholesale Club, Inc. (a)	36,000	1,288,080
Kroger Co.	105,000	2,904,300
SUPERVALU, Inc.	55,000	655,050
The Pantry, Inc. (a)	30,000	580,200
Wal-Mart Stores, Inc.	24,000	1,341,120
		6,768,750
Food Products - 1.4%
Chiquita Brands International, Inc. (a)	40,000	446,000
Tyson Foods, Inc. Class A	177,000	1,187,670
		1,633,670
Personal Products - 0.2%
NBTY, Inc. (a)	15,000	218,550
Tobacco - 3.0%
Altria Group, Inc.	216,700	3,484,536
TOTAL CONSUMER STAPLES		15,108,926
ENERGY - 16.1%
Energy Equipment & Services - 4.4%
ENSCO International, Inc.	36,300	1,176,483
Noble Corp.	45,000	1,205,550
Oil States International, Inc. (a)	20,000	428,400
Patterson-UTI Energy, Inc.	40,000	499,600
Rowan Companies, Inc.	35,000	607,250
Tidewater, Inc.	30,000	1,184,400
		5,101,683
Oil, Gas & Consumable Fuels - 11.7%
Alpha Natural Resources, Inc. (a)	24,000	532,560
Chevron Corp.	35,000	2,765,350
Cimarex Energy Co.	14,500	411,365
ConocoPhillips	88,300	4,637,516
Exxon Mobil Corp.	20,000	1,603,000
Foundation Coal Holdings, Inc.	25,000	356,750
Frontier Oil Corp.	25,000	298,500
LONG STOCK POSITIONS (d) - CONTINUED
	Shares	Value
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Tesoro Corp.	60,000	$ 551,400
Valero Energy Corp.	114,700	2,104,745
Walter Industries, Inc.	20,000	364,800
		13,625,986
TOTAL ENERGY		18,727,669
FINANCIALS - 14.7%
Commercial Banks - 2.5%
National City Corp.	400,000	804,000
Wachovia Corp.	200,000	1,124,000
Wells Fargo & Co.	35,000	1,011,150
		2,939,150
Consumer Finance - 1.8%
Capital One Financial Corp.	60,000	2,064,600
Diversified Financial Services - 3.5%
JPMorgan Chase & Co.	125,500	3,973,330
KKR Financial Holdings LLC	100,000	98,000
		4,071,330
Insurance - 6.1%
ACE Ltd.	23,000	1,201,750
American International Group, Inc.	85,000	170,850
Berkshire Hathaway, Inc. Class B (a)	800	2,799,200
Endurance Specialty Holdings Ltd.	20,000	538,400
Loews Corp.	46,000	1,259,940
MetLife, Inc.	25,000	719,000
The Travelers Companies, Inc.	10,000	436,500
		7,125,640
Real Estate Investment Trusts - 0.8%
CapitalSource, Inc.	15,000	78,150
General Growth Properties, Inc.	50,000	69,000
Home Properties, Inc.	900	35,100
Public Storage	10,000	698,900
		881,150
TOTAL FINANCIALS		17,081,870
LONG STOCK POSITIONS (d) - CONTINUED
	Shares	Value
HEALTH CARE - 17.4%
Biotechnology - 4.3%
Amgen, Inc. (a)	69,000	$ 3,832,260
Cephalon, Inc. (a)	16,000	1,175,680
		5,007,940
Health Care Equipment & Supplies - 1.6%
Baxter International, Inc.	20,000	1,058,000
Datascope Corp.	6,400	334,144
Hill-Rom Holdings, Inc.	23,000	472,420
		1,864,564
Health Care Providers & Services - 1.5%
AMERIGROUP Corp. (a)	20,000	491,200
Hanger Orthopedic Group, Inc. (a)	30,000	481,500
Lincare Holdings, Inc. (a)	20,000	478,600
Patterson Companies, Inc. (a)	15,000	282,300
		1,733,600
Pharmaceuticals - 10.0%
Alpharma, Inc. Class A (a)	20,000	722,000
Johnson & Johnson	47,000	2,753,260
Perrigo Co.	35,000	1,204,350
Pfizer, Inc.	275,000	4,518,250
Warner Chilcott Ltd. (a)	90,000	1,192,500
Wyeth	35,000	1,260,350
		11,650,710
TOTAL HEALTH CARE		20,256,814
INDUSTRIALS - 15.0%
Aerospace & Defense - 5.6%
BAE Systems PLC	220,000	1,204,304
Northrop Grumman Corp.	70,400	2,882,880
Raytheon Co.	26,000	1,268,800
United Technologies Corp.	25,000	1,213,250
		6,569,234
Airlines - 0.4%
UAL Corp.	40,000	450,000
Building Products - 0.7%
Lennox International, Inc.	20,000	552,800
NCI Building Systems, Inc. (a)	20,000	304,400
		857,200
LONG STOCK POSITIONS (d) - CONTINUED
	Shares	Value
INDUSTRIALS - continued
Commercial Services & Supplies - 0.9%
Allied Waste Industries, Inc. (a)	55,000	$ 590,700
R.R. Donnelley & Sons Co.	35,000	446,600
		1,037,300
Electrical Equipment - 1.1%
A.O. Smith Corp.	20,000	654,800
Rockwell Automation, Inc.	20,000	623,000
		1,277,800
Industrial Conglomerates - 3.3%
General Electric Co.	50,000	858,500
Tyco International Ltd.	143,100	2,990,790
		3,849,290
Machinery - 1.1%
Navistar International Corp. (a)	41,000	895,850
Timken Co.	30,000	435,300
		1,331,150
Marine - 0.4%
Safe Bulkers, Inc.	100,000	415,000
Professional Services - 0.2%
MPS Group, Inc. (a)	15,000	99,300
Navigant Consulting, Inc. (a)	7,200	136,152
		235,452
Road & Rail - 1.3%
Norfolk Southern Corp.	10,300	509,541
Union Pacific Corp.	20,000	1,000,800
		1,510,341
TOTAL INDUSTRIALS		17,532,767
INFORMATION TECHNOLOGY - 20.0%
Communications Equipment - 1.8%
Cisco Systems, Inc. (a)	80,000	1,323,200
Foundry Networks, Inc. (a)	35,000	542,150
Polycom, Inc. (a)	15,000	282,450
		2,147,800
Computers & Peripherals - 5.8%
Dell, Inc. (a)	60,000	670,200
International Business Machines Corp.	45,000	3,672,000
LONG STOCK POSITIONS (d) - CONTINUED
	Shares	Value
INFORMATION TECHNOLOGY - continued
Computers & Peripherals - continued
NCR Corp. (a)	67,700	$ 1,027,686
Western Digital Corp. (a)	110,000	1,342,000
		6,711,886
Electronic Equipment & Components - 0.8%
Agilent Technologies, Inc. (a)	50,000	941,500
SYNNEX Corp. (a)	4,000	41,840
		983,340
Internet Software & Services - 0.9%
j2 Global Communications, Inc. (a)	15,000	292,800
Sohu.com, Inc. (a)	15,000	728,100
		1,020,900
IT Services - 4.4%
Accenture Ltd. Class A	63,000	1,951,740
Affiliated Computer Services, Inc. Class A (a)	26,000	1,051,700
Alliance Data Systems Corp. (a)	12,000	519,720
CACI International, Inc. Class A (a)	10,000	444,100
Fidelity National Information Services, Inc.	20,000	343,600
Integral Systems, Inc. (a)	20,000	480,000
SAIC, Inc. (a)	20,000	356,000
		5,146,860
Semiconductors & Semiconductor Equipment - 1.2%
Altera Corp.	78,000	1,147,380
PMC-Sierra, Inc. (a)	60,000	240,600
		1,387,980
Software - 5.1%
BMC Software, Inc. (a)	10,000	249,600
McAfee, Inc. (a)	40,000	1,213,200
Microsoft Corp.	45,000	909,900
Sybase, Inc. (a)	50,000	1,232,000
Symantec Corp. (a)	150,000	1,804,500
Synopsys, Inc. (a)	35,000	561,050
		5,970,250
TOTAL INFORMATION TECHNOLOGY		23,369,016
MATERIALS - 4.7%
Containers & Packaging - 0.6%
Rock-Tenn Co. Class A	20,000	675,400
LONG STOCK POSITIONS (d) - CONTINUED
	Shares	Value
MATERIALS - continued
Metals & Mining - 4.1%
ArcelorMittal SA (NY Shares) Class A	55,000	$ 1,302,400
Cliffs Natural Resources, Inc.	40,000	950,000
Compass Minerals International, Inc.	10,700	599,093
Nucor Corp.	20,000	713,600
Reliance Steel & Aluminum Co.	27,000	556,740
Steel Dynamics, Inc.	80,000	660,800
		4,782,633
TOTAL MATERIALS		5,458,033
TELECOMMUNICATION SERVICES - 4.4%
Diversified Telecommunication Services - 4.4%
Atlantic Tele-Network, Inc.	25,000	573,500
CenturyTel, Inc.	21,000	557,760
Embarq Corp.	35,000	1,142,400
Level 3 Communications, Inc. (a)	200,000	188,060
Premiere Global Services, Inc. (a)	45,000	274,500
Verizon Communications, Inc.	75,000	2,448,750
		5,184,970
UTILITIES - 5.6%
Electric Utilities - 1.3%
FirstEnergy Corp.	25,000	1,464,500
Independent Power Producers & Energy Traders - 1.8%
NRG Energy, Inc. (a)	87,100	2,063,399
Multi-Utilities - 2.5%
CMS Energy Corp.	87,000	883,920
PG&E Corp.	30,000	1,141,200
Sempra Energy	20,000	933,400
		2,958,520
TOTAL UTILITIES		6,486,419
TOTAL COMMON STOCKS (Cost $179,618,722)		146,093,372
TOTAL LONG STOCK POSITIONS - 125.4% (Cost $179,618,722)		146,093,372
U.S. Treasury Obligations - 1.8%
	Principal Amount	Value
U.S. Treasury Bills, yield at date of purchase 0.35% to 1.68% 12/4/08 to 2/5/09 (c) (Cost $2,118,617)	$ 2,120,000	$ 2,119,922
Money Market Funds - 8.0%
	Shares
Fidelity Cash Central Fund, 1.29% (b) (Cost $9,276,817)	9,276,817	9,276,817
TOTAL INVESTMENT PORTFOLIO - 135.2% (Cost $191,014,156)		157,490,111
TOTAL SECURITIES SOLD SHORT - (33.6)% (Proceeds $42,913,528)		(39,122,250)
NET OTHER ASSETS - (1.6)%		(1,903,201)
NET ASSETS - 100%		$ 116,464,660
SHORT STOCK POSITIONS - (33.6%)
Common Stocks - (33.6)%
CONSUMER DISCRETIONARY - (8.5)%
Auto Components - (0.6)%
Amerigon, Inc.	(200,000)	(746,000)
Distributors - (1.0)%
LKQ Corp.	(110,000)	(1,146,200)
Hotels, Restaurants & Leisure - (1.5)%
Choice Hotels International, Inc.	(30,000)	(753,300)
Morgans Hotel Group Co.	(250,000)	(1,000,000)
		(1,753,300)
Household Durables - (0.6)%
Ryland Group, Inc.	(40,000)	(678,800)
Internet & Catalog Retail - (0.7)%
Amazon.com, Inc.	(20,000)	(854,000)
SHORT STOCK POSITIONS - CONTINUED
	Shares	Value
CONSUMER DISCRETIONARY - continued
Multiline Retail - (2.7)%
JCPenney Co., Inc.	(35,000)	$ (664,650)
Kohl's Corp.	(60,000)	(1,959,600)
Saks, Inc.	(130,000)	(560,300)
		(3,184,550)
Specialty Retail - (0.2)%
Coldwater Creek, Inc.	(150,000)	(288,000)
Textiles, Apparel & Luxury Goods - (1.0)%
K-Swiss, Inc. Class A	(95,000)	(1,197,000)
TOTAL CONSUMER DISCRETIONARY		(9,847,850)
ENERGY - (1.9)%
Energy Equipment & Services - (0.5)%
FMC Technologies, Inc.	(20,000)	(549,400)
Oil, Gas & Consumable Fuels - (1.4)%
Cabot Oil & Gas Corp.	(20,000)	(599,400)
Quicksilver Resources, Inc.	(50,000)	(311,500)
Rex Energy Corp.	(115,000)	(701,500)
		(1,612,400)
TOTAL ENERGY		(2,161,800)
FINANCIALS - (1.7)%
Capital Markets - (0.5)%
Eaton Vance Corp. (non-vtg.)	(30,000)	(573,600)
Commercial Banks - (0.5)%
Regions Financial Corp.	(60,000)	(611,400)
Diversified Financial Services - (0.7)%
MSCI, Inc. Class A	(55,000)	(848,650)
TOTAL FINANCIALS		(2,033,650)
SHORT STOCK POSITIONS - CONTINUED
	Shares	Value
HEALTH CARE - (2.9)%
Health Care Providers & Services - (0.8)%
Cardinal Health, Inc.	(30,000)	$ (975,600)
Life Sciences Tools & Services - (2.0)%
Charles River Laboratories International, Inc.	(15,000)	(342,000)
Covance, Inc.	(15,000)	(586,200)
PAREXEL International Corp.	(50,000)	(416,000)
Waters Corp.	(25,000)	(1,030,750)
		(2,374,950)
TOTAL HEALTH CARE		(3,350,550)
INDUSTRIALS - (4.0)%
Air Freight & Logistics - (1.1)%
Expeditors International of Washington, Inc.	(40,000)	(1,337,200)
Commercial Services & Supplies - (1.6)%
Corrections Corp. of America	(40,000)	(723,600)
Healthcare Services Group, Inc.	(70,000)	(1,113,000)
		(1,836,600)
Road & Rail - (0.7)%
Heartland Express, Inc.	(50,000)	(772,000)
Trading Companies & Distributors - (0.7)%
Applied Industrial Technologies, Inc.	(40,000)	(762,400)
TOTAL INDUSTRIALS		(4,708,200)
INFORMATION TECHNOLOGY - (9.1)%
Communications Equipment - (0.9)%
Riverbed Technology, Inc.	(110,000)	(1,032,900)
Electronic Equipment & Components - (1.2)%
Itron, Inc.	(30,000)	(1,421,400)
SHORT STOCK POSITIONS - CONTINUED
	Shares	Value
INFORMATION TECHNOLOGY - continued
Internet Software & Services - (1.4)%
GSI Commerce, Inc.	(110,000)	$ (875,600)
Yahoo!, Inc.	(70,000)	(805,700)
		(1,681,300)
IT Services - (0.5)%
Cognizant Technology Solutions Corp. Class A	(30,000)	(576,000)
Semiconductors & Semiconductor Equipment - (2.0)%
Atheros Communications, Inc.	(30,000)	(438,000)
FormFactor, Inc.	(40,000)	(541,200)
NVIDIA Corp.	(100,000)	(747,000)
Rubicon Technology, Inc.	(121,000)	(551,760)
		(2,277,960)
Software - (3.1)%
Blackbaud, Inc.	(50,000)	(625,000)
FalconStor Software, Inc.	(227,600)	(660,040)
Salesforce.com, Inc.	(35,000)	(1,001,700)
Ultimate Software Group, Inc.	(90,000)	(1,377,900)
		(3,664,640)
TOTAL INFORMATION TECHNOLOGY		(10,654,200)
MATERIALS - (2.6)%
Chemicals - (1.3)%
Air Products & Chemicals, Inc.	(20,000)	(955,200)
Praxair, Inc.	(10,000)	(590,500)
		(1,545,700)
Containers & Packaging - (0.8)%
Silgan Holdings, Inc.	(20,000)	(904,800)
SHORT STOCK POSITIONS - CONTINUED
	Shares	Value
MATERIALS - continued
Metals & Mining - (0.5)%
RTI International Metals, Inc.	(50,000)	$ (601,000)
TOTAL MATERIALS		(3,051,500)
TELECOMMUNICATION SERVICES - (0.7)%
Diversified Telecommunication Services - (0.7)%
Cbeyond, Inc.	(50,000)	(760,500)
UTILITIES - (2.2)%
Electric Utilities - (2.2)%
Exelon Corp.	(10,000)	(562,100)
FPL Group, Inc.	(20,000)	(975,200)
PPL Corp.	(30,000)	(1,016,700)
		(2,554,000)
TOTAL SHORT STOCK POSITIONS - (33.6)% (Proceeds $42,913,528)		$ (39,122,250)
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Purchased
Equity Index Contracts
141 CME E-mini S&P 500 Index Contracts	Dec. 2008	$ 6,311,865	$ 279,180

The face value of futures purchased as a percentage of net assets - 5.4%
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $2,119,922.
(d) Securities are pledged with broker as collateral for securities sold short.
Other Information

The following is a summary of the inputs used, as of November 30, 2008, involving the Fund's assets carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities	$ 157,490,111	$ 153,704,965	$ 3,785,146	$ -
Other Financial Instruments*	$ (38,843,070)	$ (38,843,070)	$ -	$ -
* Other financial instruments include Futures Contracts and Short Positions.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 53,265
Income Tax Information
At November 30, 2008, the fund had a capital loss carryforward of approximately $17,916,620 all of which will expire on November 30, 2016.
The fund intends to elect to defer to its fiscal year ending November 30, 2009 approximately $10,978,994 of losses recognized during the period November 1, 2008 to November 30, 2008.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	November 30, 2008

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $181,737,339)	$ 148,213,294
Fidelity Central Funds (cost $9,276,817)	9,276,817
Total Investments (cost $191,014,156)		$ 157,490,111
Foreign currency held at value (cost $134,742)		134,742
Receivable for investments sold		6,587,254
Receivable for fund shares sold		91,465
Dividends receivable		517,446
Distributions receivable from Fidelity Central Funds		11,199
Receivable for daily variation on futures contracts		60,501
Prepaid expenses		28,985
Receivable from investment adviser for expense reductions		19
Total assets		164,921,722

Liabilities
Payable for investments purchased	$ 8,933,464
Securities sold short at value (proceeds $42,913,528)	39,122,250
Dividend expense payable on securities sold short	36,950
Payable for fund shares redeemed	95,608
Accrued management fee	84,380
Distribution fees payable	4,663
Other affiliated payables	26,283
Other payables and accrued expenses	153,464
Total liabilities		48,457,062

Net Assets		$ 116,464,660
Net Assets consist of:
Paid in capital		$ 177,430,424
Undistributed net investment income		334,409
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(31,850,376)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(29,449,797)
Net Assets		$ 116,464,660

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

November 30, 2008

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($7,647,873 ÷ 1,197,807 shares)	$ 6.38

Maximum offering price per share (100/94.25 of $6.38)	$ 6.77
Class T: Net Asset Value and redemption price per share ($1,702,942 ÷ 267,188 shares)	$ 6.37

Maximum offering price per share (100/96.50 of $6.37)	$ 6.60
Class B: Net Asset Value and offering price per share ($912,383 ÷ 143,642 shares)A	$ 6.35

Class C: Net Asset Value and offering price per share ($1,925,064 ÷ 303,070 shares)A	$ 6.35

130/30 Large Cap: Net Asset Value, offering price and redemption price per share ($101,322,550 ÷ 15,841,437 shares)	$ 6.40

Institutional Class: Net Asset Value, offering price and redemption price per share ($2,953,840 ÷ 461,868 shares)	$ 6.40

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

For the period March 31, 2008 (commencement of operations) to November 30, 2008

Investment Income
Dividends		$ 1,488,254
Interest		44,576
Income from Fidelity Central Funds		53,265
Total income		1,586,095

Expenses
Management fee	$ 527,285
Transfer agent fees	131,384
Distribution fees	34,504
Accounting fees and expenses	30,153
Custodian fees and expenses	19,851
Independent trustees compensation	255
Registration fees	80,845
Audit	48,984
Legal	13,730
Interest	142,296
Dividend expenses for securities sold short	447,597
Total expenses before reductions	1,476,884
Expense reductions	(48,464)	1,428,420
Net investment income (loss)		157,675
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(36,454,147)
Foreign currency transactions	(2,997)
Futures contracts	(2,355,463)
Securities Sold Short	7,138,966
Total net realized gain (loss)		(31,673,641)
Change in net unrealized appreciation (depreciation) on: Investment securities	(29,732,767)
Assets and liabilities in foreign currencies	3,790
Futures contracts	279,180
Total change in net unrealized appreciation (depreciation)		(29,449,797)
Net gain (loss)		(61,123,438)
Net increase (decrease) in net assets resulting from operations		$ (60,965,763)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

For the period March 31, 2008 (commencement of operations) to November 30, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 157,675
Net realized gain (loss)	(31,673,641)
Change in net unrealized appreciation (depreciation)	(29,449,797)
Net increase (decrease) in net assets resulting from operations	(60,965,763)
Share transactions - net increase (decrease)	177,430,423
Total increase (decrease) in net assets	116,464,660

Net Assets
Beginning of period	-
End of period (including undistributed net investment income of $334,409)	$ 116,464,660

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Cash Flows

For the period March 31, 2008 (commencement of operations) to November 30, 2008

Cash flows from operating activities:
Net decrease in net assets resulting from operations	$ (60,965,763)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash used in operating activities:
Changes in assets and liabilities related to operations:
Change in receivable for investments sold	(6,587,254)
Change in receivable for fund shares sold	(91,465)
Change in dividends receivable and distributions receivable from Fidelity Central Funds	(528,645)
Change in prepaid expenses	(28,985)
Change in receivable for daily variation on futures contracts	(60,501)
Change in receivable from investment advisor for expense reductions	(19)
Change in payable for investments purchased	8,933,464
Change in dividend expense payable on securities sold short	36,950
Change in payable for fund shares redeemed	95,608
Change in other payables and accrued expenses	249,392
Purchases of long term investments	(456,104,111)
Proceeds from sale of long term investments	240,007,086
Purchase of short term investments-net	(11,370,485)
Purchases of covers for securities sold short	(94,233,744)
Proceeds from securities sold short	144,286,238
Net realized loss on investments, foreign currency transactions and securities sold short	29,318,178
Change in net unrealized (appreciation) depreciation on investments, foreign currency transactions and securities sold short	29,728,977
Net cash used in operating activities	(177,315,079)

Cash flows from financing activities:
Proceeds from sales of shares	220,021,493
Cost of shares redeemed	(42,591,070)
Change in accrued broker fees on securities borrowed	19,398
Net cash provided by financing activities	177,449,821

Net increase in cash and cash equivalents	134,742
Cash and foreign currency, beginning of period	-
Cash and foreign currency, end of period	$ 134,742

Cash paid during the period for interest $122,898.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Year ended November 30,

2008 H

Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) E	- J
Net realized and unrealized gain (loss)	(3.62)
Total from investment operations	(3.62)
Net asset value, end of period	$ 6.38
Total Return B, C, D	(36.20)%
Ratios to Average Net Assets F, I
Expenses before reductions	2.63% A
Expenses net of fee waivers, if any	2.50% A
Expenses before reductions (excluding interest and dividend expenses for securities sold short)	1.68% A
Expenses net of all reductions (excluding interest and dividend expenses for securities sold short)	1.55% A
Net investment income (loss)	0.07% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,648
Portfolio turnover rate G	288%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period March 31, 2008 (commencement of operations) to November 30, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements and include interest and dividend expenses for securities sold short.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Year ended November 30,

2008 H

Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.01)
Net realized and unrealized gain (loss)	(3.62)
Total from investment operations	(3.63)
Net asset value, end of period	$ 6.37
Total Return B, C, D	(36.30)%
Ratios to Average Net Assets F, I
Expenses before reductions	2.96% A
Expenses net of fee waivers, if any	2.75% A
Expenses before reductions (excluding interest and dividend expenses for securities sold short)	2.01% A
Expenses net of all reductions (excluding interest and dividend expenses for securities sold short)	1.80% A
Net investment income (loss)	(.20)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,703
Portfolio turnover rate G	288%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period March 31, 2008 (commencement of operations) to November 30, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements and include interest and dividend expenses for securities sold short.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Year ended November 30,

2008 H

Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.04)
Net realized and unrealized gain (loss)	(3.61)
Total from investment operations	(3.65)
Net asset value, end of period	$ 6.35
Total Return B, C, D	(36.50)%
Ratios to Average Net Assets F, I
Expenses before reductions	3.45% A
Expenses net of fee waivers, if any	3.25% A
Expenses before reductions (excluding interest and dividend expenses for securities sold short)	2.50% A
Expenses net of all reductions (excluding interest and dividend expenses for securities sold short)	2.30% A
Net investment income (loss)	(.69)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 912
Portfolio turnover rate G	288%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period March 31, 2008 (commencement of operations) to November 30, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements and include interest and dividend expenses for securities sold short.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Year ended November 30,

2008 H

Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.04)
Net realized and unrealized gain (loss)	(3.61)
Total from investment operations	(3.65)
Net asset value, end of period	$ 6.35
Total Return B, C, D	(36.50)%
Ratios to Average Net Assets F, I
Expenses before reductions	3.43% A
Expenses net of fee waivers, if any	3.25% A
Expenses before reductions (excluding interest and dividend expenses for securities sold short)	2.48% A
Expenses net of all reductions (excluding interest and dividend expenses for securities sold short)	2.30% A
Net investment income (loss)	(.69)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,925
Portfolio turnover rate G	288%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period March 31, 2008 (commencement of operations) to November 30, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements and include interest and dividend expenses for securities sold short.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - 130/30 Large Cap

Year ended November 30,

2008 G

Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.02
Net realized and unrealized gain (loss)	(3.62)
Total from investment operations	(3.60)
Net asset value, end of period	$ 6.40
Total Return B, C	(36.00)%
Ratios to Average Net Assets E, H
Expenses before reductions	2.32% A
Expenses net of fee waivers, if any	2.25% A
Expenses before reductions (excluding interest and dividend expenses for securities sold short)	1.37% A
Expenses net of all reductions (excluding interest and dividend expenses for securities sold short)	1.30% A
Net investment income (loss)	.31% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 101,323
Portfolio turnover rate F	288%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period March 31, 2008 (commencement of operations) to November 30, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements and include interest and dividend expenses for securities sold short.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Year ended November 30,

2008 G

Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.02
Net realized and unrealized gain (loss)	(3.62)
Total from investment operations	(3.60)
Net asset value, end of period	$ 6.40
Total Return B, C	(36.00)%
Ratios to Average Net Assets E, H
Expenses before reductions	2.39% A
Expenses net of fee waivers, if any	2.25% A
Expenses before reductions (excluding interest and dividend expenses for securities sold short)	1.44% A
Expenses net of all reductions (excluding interest and dividend expenses for securities sold short)	1.30% A
Net investment income (loss)	.31% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,954
Portfolio turnover rate F	288%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period March 31, 2008 (commencement of operations) to November 30, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements and include interest and dividend expenses for securities sold short.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2008

1. Organization.

Fidelity 130/30 Large Cap Fund (the Fund) is a fund of Fidelity Mt. Vernon Street Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, 130/30 Large Cap, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

Annual Report

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Long and short positions in equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price (last ask price to value short positions). Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund is subject to the provisions of Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" (SFAS 157). SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

market prices are not readily available or reliable. The three levels of the hierarchy under SFAS 157 are described below:

Level 1	Quoted prices in active markets for identical securities.
Level 2

Prices determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.

Level 3

Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund's own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available.

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy.

The aggregate value by input level, as of November 30, 2008, for the Fund's investments is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

cost. Dividend income and dividend expense on securities sold short, are recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There are no unrecognized tax benefits in the accompanying financial statements in connection with the tax positions expected to be taken in the initial filing of the Fund's tax return. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Book-tax differences are primarily due to futures transactions, foreign currency transactions, market discount, partnerships, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 2,075,546
Unrealized depreciation	(38,275,195)
Net unrealized appreciation (depreciation)	(36,199,649)
Undistributed ordinary income	334,423
Capital loss carryforward	(17,916,620)

Cost for federal income tax purposes	$ 193,689,760

New Accounting Pronouncements. In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (SFAS 161), was issued and is effective for reporting periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures to provide information about the reasons the Fund invests in derivative instruments, the accounting treatment and the effect derivatives have on financial performance.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Short Sales. Consistent with its investment objective, the Fund holds long securities that it expects to outperform the market and sell securities short in issuers expected to underperform the market. The Fund intends to maintain a net long exposure (the market value of long positions less the market value of short positions) of 100%,

Annual Report

4. Operating Policies - continued

Short Sales - continued

normally targeting long and short positions of approximately 130% and 30% of the Fund's net assets, respectively. In a short sale transaction, the Fund sells securities it does not own, but has borrowed from a broker, in anticipation of a decline in the market value of the securities. To complete or "close out" a short sale, the Fund must purchase the same securities at the current market price and deliver them to the broker. Until the Fund closes out a short position, it is obligated to pay the broker fees incurred on borrowing the securities. The fees, which are net of rebates are recorded as interest expense in the accompanying Statement of Operations. The Fund is required to maintain a margin account with the broker and to pledge a portion of its assets to the broker as collateral for the borrowed securities. The collateral is marked-to-market daily to reflect the current value of the short positions. The Fund is subject to risk of loss if the broker were to fail to perform its obligations under the contract. Short positions are reported at value in the accompanying Schedule of Investments under the caption "Short Stock Positions" and in the accompanying Statement of Assets & Liabilities. Dividends declared on short positions are recorded as dividend expense in the accompanying Statement of Operations and the Fund is obligated to pay the broker any dividends due on securities sold short. In the event the price of a security sold short increases between the short sale and when the Fund closes out the short sale, the Fund will incur a loss. The Fund will realize a gain if the security declines in value between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are theoretically unlimited because the short position loses value as the securities' price increases. The Fund's ultimate obligation to satisfy the short sale may exceed the amount shown in the accompanying Statement of Assets & Liabilities.

Futures Contracts. The Fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase a fund's exposure to the underlying instrument, while selling futures tends to decrease a fund's exposure to the underlying instrument or hedge other fund investments. Upon entering into a futures contract, a fund is required to deposit with a clearing broker, no later than the following business day, an amount ("initial margin") equal to a certain percentage of the face value of the contract. The initial margin may be in the form of cash or securities and is transferred to a segregated account on settlement date. Subsequent payments ("variation margin") are made or received by a fund depending on the daily fluctuations in the value of the futures contract and are accounted for as unrealized gains or losses. Realized gains (losses) are recorded upon the expiration or closing of the futures contract. Securities deposited to meet margin requirements are identified in the Schedule of Investments. Futures contracts involve, to varying degrees, risk of loss in excess of any futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the Schedule of Investments

Annual Report

Notes to Financial Statements - continued

4. Operating Policies - continued

Futures Contracts - continued

under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contract's terms.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short sales and short-term securities, aggregated $456,104,111 and $240,007,086, respectively. Securities sold short and purchases to cover securities sold short aggregated $144,286,238 and $94,233,744 respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .60% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a performance period). The upward or downward adjustment to the management fee is based on the investment performance of the 130/30 Large Cap Class as compared to an appropriate benchmark index. The Fund's performance period began on April 1, 2008 and subsequent months will be added until the performance period includes 36 months. The Fund's performance adjustment will not take effect until March 1, 2009. For the period, the total annualized management fee rate was .86% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan - continued

selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 8,121	$ 1,959
Class T	.25%	.25%	6,317	2,435
Class B	.75%	.25%	7,037	6,513
Class C	.75%	.25%	13,029	9,628
			$ 34,504	$ 20,535

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 14,523
Class T	2,032
Class B*	402
Class C*	404
$ 17,361

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

shareholder reports, except proxy statements. For the period, each class paid the following transfer agent fees:

	Amount	% of Average Net Assets *
Class A	$ 8,078.25
Class T	3,465.27
Class B	1,840.26
Class C	3,791.29
130/30 Large Cap	109,139.21
Institutional Class	5,071.24
	$ 131,384

* Annualized

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The fee is based on the level of average net assets for the month.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $8,255 for the period.

7. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense and dividend expense on securities sold short, are excluded from this reimbursement. As a result, actual expenses paid by a shareholder may be higher than the limitations listed in the table below.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class A	1.55%	$ 4,215
Class T	1.80%	2,639
Class B	2.30%	1,455
Class C	2.30%	2,390
130/30 Large Cap	1.30%	34,527
Institutional Class	1.30%	2,895
		$ 48,121

Annual Report

7. Expense Reductions - continued

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $137 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $206.

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares A	Dollars A
	Period ended November 30, 2008	Period ended November 30, 2008
Class A
Shares sold	1,400,487	$ 12,151,154
Shares redeemed	(202,680)	(1,497,727)
Net increase (decrease)	1,197,807	$ 10,653,427
Class T
Shares sold	310,051	$ 3,065,770
Shares redeemed	(42,863)	(360,315)
Net increase (decrease)	267,188	$ 2,705,455
Class B
Shares sold	152,239	$ 1,502,008
Shares redeemed	(8,597)	(69,840)
Net increase (decrease)	143,642	$ 1,432,168
Class C
Shares sold	358,920	$ 3,533,321
Shares redeemed	(55,850)	(422,901)
Net increase (decrease)	303,070	$ 3,110,420
130/30 Large Cap
Shares sold	20,530,530	$ 193,749,725
Shares redeemed	(4,689,093)	(39,231,726)
Net increase (decrease)	15,841,437	$ 154,517,999

Annual Report

Notes to Financial Statements - continued

9. Share Transactions - continued

	Shares A	Dollars A
	Period ended November 30, 2008	Period ended November 30, 2008
Institutional Class
Shares sold	601,490	$ 6,019,515
Shares redeemed	(139,622)	(1,008,561)
Net increase (decrease)	461,868	$ 5,010,954

A For the period March 31, 2008 (commencement of operations) to November 30, 2008.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Mt. Vernon Street Trust and the Shareholders of Fidelity 130/30 Large Cap Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, changes in net assets and cash flows and the financial highlights present fairly, in all material respects, the financial position of Fidelity 130/30 Large Cap Fund (a fund of Fidelity Mt. Vernon Street Trust) at November 30, 2008, the results of its operations, the changes in its net assets and its cash flows and the financial highlights for the period indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity 130/30 Large Cap Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at November 30, 2008 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

January 29, 2009

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for Edward C. Johnson 3d and James C. Curvey, each of the Trustees oversees 222 funds advised by FMR or an affiliate. Messrs. Johnson and Curvey oversee 381 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (78)

Year of Election or Appointment: 1982

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (73)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-
present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (60)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Currently, Mr. Dirks serves as a member of the Board of Directors for Brookville Children's Services, Inc. (2009-present).

Alan J. Lacy (55)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb (global pharmaceuticals, 2007-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Ned C. Lautenbach (64)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (64)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (64)

Year of Election or Appointment: 2005

Ms. Small is a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College and as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy. In addition, she served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (69)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, he is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (59)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (58)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment firm), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Advisory Board Member and Executive Officers**:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (64)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (39)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Walter C. Donovan (46)

Year of Election or Appointment: 2007

Vice President of Fidelity's Equity Funds. Mr. Donovan also serves as President of FMR and FMR Co., Inc., and Executive Vice President of Fidelity Investments Money Management, Inc. (2007-present). Previously, Mr. Donovan served as Executive Vice President of FMR and FMR Co., Inc. (2005-2007) and Senior Vice President of FMR (2003-2005) and FMR Co., Inc. (2004-2005).

Bruce T. Herring (43)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Group Chief Investments Officer of FMR. Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds.

Scott C. Goebel (40)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Secretary of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

John B. McGinty, Jr. (46)

Year of Election or Appointment: 2008

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. McGinty is an employee of Fidelity Investments (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of FDC (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

Holly C. Laurent (54)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (50)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. She served as Chief Operating Officer of FPCMS from 2007 through July 2008. Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007). Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was an audit partner with PwC's investment management practice.

Kenneth A. Rathgeber (61)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present).

Bryan A. Mehrmann (47)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (41)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Robert G. Byrnes (41)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Byrnes is an employee of Fidelity Investments (2005-present). Previously, Mr. Byrnes served as Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (54)
Year of Election or Appointment: 2004 Assistant Treasurer of the Fidelity funds. Mr. Lydecker is an employee of Fidelity Investments.
Paul M. Murphy (61)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (50)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity 130/30 Large Cap Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2008 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders; (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved agreements with foreign sub-advisers Fidelity Management & Research (Japan) Inc. and Fidelity Management & Research (Hong Kong) Limited, as well as amendments to the fund's agreement with Fidelity Management & Research (U.K.) Inc.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board further considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fees on Fidelity's Institutional Money Market Funds and launching Class IV and Institutional Class of certain of these funds; (iii) reducing the transfer agent fees for the Fidelity Select Portfolios and Investor Class of the VIP funds; and (iv) launching Class K of 29 equity funds as a lower-fee class available to certain employer-sponsored retirement plans.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. The Board noted that it is not possible to evaluate performance in any comprehensive fashion because the fund had been in operation for less than one calendar year. Once the fund has been in operation for at least one calendar year, the Board will review the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against a broad-based securities market index and a peer group of mutual funds.

The Board considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and projected total operating expenses of each class of the fund in reviewing the Advisory Contracts. The Board noted that the fund's management fee and projected expenses are comparable to those of similar funds that Fidelity offers to shareholders. The Board noted that the fund's management fee rate is higher than the median fee rate of a broad group of funds with similar Lipper investment objective categories and comparable management fee characteristics, but lower than the median fee rate of funds that follow similar strategies. The Board also noted FMR's assertion that managing a fund with both long and short positions requires more resources than traditional long-only funds, warranting a higher management fee than traditional long-only domestic growth funds. The Board also considered that the fund's investment strategy involves certain operating costs that contribute to the projected total operating expenses of each class.

Annual Report

Based on its review, the Board concluded that the fund's management fee and total expenses for each class of the fund were fair and reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The fund has only recently commenced operations and therefore no revenue, cost, or profitability data was available for the Board to review in respect of the fund at the time in renew the Advisory Contracts. In connection with its future renewal of the fund's Advisory Contracts, the Board will consider the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's fund profitability methodology, the profitability of certain fund service providers, and profitability trends for certain funds; (iv) Fidelity's compensation structure for portfolio managers and key personnel, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (v) Fidelity's fee structures and rationale for recommending different fees among categories of funds; and (vi) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

Fidelity Research & Analysis Company

FIL Investment Advisors

Fidelity Investments Japan Limited

FIL Investment Advisors
(U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Mellon Bank, N.A.
Pittsburgh, PA

AFLCI-UANN-0109
1.859205.100

Fidelity®
Aggressive Growth
Fund

(To be renamed Fidelity Growth Strategies Fund
effective January 2009)

Annual Report

November 30, 2008

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) website at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Turmoil has been the watchword for the world's securities markets in 2008, with domestic and international stocks down sharply amid the global credit squeeze. A flight to quality boosted returns for U.S. Treasuries, one of the few asset classes with positive results heading into the latter stages of the year. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended November 30, 2008	Past 1 year	Past 5 years	Past 10 years
Aggressive Growth	-50.42%	-5.08%	-6.23%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Aggressive Growth on November 30, 1998. The chart shows how the value of your investment would have changed, and also shows how the Russell Midcap® Growth Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Steven Calhoun, Portfolio Manager of Fidelity® Aggressive Growth Fund

Equity markets dropped sharply during the 12 months ending November 30, 2008, as home values fell, credit availability decreased and liquidity became increasingly scarce. In that time, the Standard & Poor's 500SM Index fell 38.09%. All 10 sectors in the S&P 500® were negative, led by a nearly 58% decline in financials. Beginning in September, the U.S. economy spiraled downward, as several large financial institutions went bankrupt, were forced into acquisitions or were taken over by the federal government. The Federal Reserve Board facilitated many of these and other transactions, and also lowered the federal funds target rate twice in October - on top of five other rate cuts during the year - leaving it at 1.00% at period end. The stock market continued to perform erratically, however, as unemployment levels rose, energy prices dropped and consumer confidence waned. The Dow Jones Industrial AverageSM declined 32.11% for the 12-month period, while the technology-heavy NASDAQ Composite® Index dropped 41.80%. By comparison, the MSCI® EAFE® Index (Europe, Australasia, Far East) - a measure of developed markets outside the U.S. and Canada - tumbled 47.70%.

During the past year, the fund's Retail Class shares returned -50.42%, trailing the -46.15% return of the Russell Midcap® Growth Index. Versus the index, poor stock selection, especially in the information technology, materials, industrials and financials sectors, hampered the fund's results. Additionally, currency fluctuations undermined the fund's absolute return due to its foreign exposure. The largest detractor was ArthroCare, a maker of medical devices for sports medicine applications. An accounting controversy, and the company's resulting restatement of two years of earnings, hammered the stock. Also detracting were IndiaBulls Real Estate and Aruba Networks, a provider of wireless enterprise networking equipment - both of which I sold. Biotechnology holding Amylin Pharmaceuticals and Timminco, a maker of silicon for solar panels, hurt as well. All the detractors I mentioned except for Amylin Pharmaceuticals were out-of-index holdings. Conversely, a large overweighting in health care was beneficial. The fund's small cash position provided a modest boost as well. Out-of-index holding NuVasive, a maker of minimally invasive surgical products for spine disorders, was our top contributor and also the fund's largest holding at period end. Also helping to temper the fund's loss were cardiovascular medical device maker St. Jude Medical and Stericycle, a commercial services firm that handles the disposal of medical waste.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2008 to November 30, 2008).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio	Beginning Account Value June 1, 2008	Ending Account Value November 30, 2008	Expenses Paid During Period* June 1, 2008 to November 30, 2008
Aggressive Growth	.80%
Actual		$ 1,000.00	$ 539.50	$ 3.08
HypotheticalA		$ 1,000.00	$ 1,021.00	$ 4.04
Class K	.59%
Actual		$ 1,000.00	$ 539.70	$ 2.27
HypotheticalA		$ 1,000.00	$ 1,022.05	$ 2.98

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of November 30, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
NuVasive, Inc.	3.9	4.7
AMAG Pharmaceuticals, Inc.	3.7	1.6
Omniture, Inc.	3.5	4.0
athenahealth, Inc.	2.9	0.7
DeVry, Inc.	2.9	0.0
St. Jude Medical, Inc.	2.5	5.5
Autonomy Corp. PLC	2.5	0.0
Cyberonics, Inc.	2.4	1.6
Strayer Education, Inc.	2.4	0.0
ArthroCare Corp.	2.3	3.8
	29.0
Top Five Market Sectors as of November 30, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Health Care	34.0	31.4
Information Technology	22.2	20.3
Consumer Discretionary	16.4	3.2
Industrials	9.9	13.8
Consumer Staples	6.0	0.5
Asset Allocation (% of fund's net assets)
As of November 30, 2008 *		As of May 31, 2008 **
	Stocks 97.6%		Stocks 98.5%
	Short-Term Investments and Net Other Assets 2.4%		Short-Term Investments and Net Other Assets 1.5%
* Foreign investments	7.3%	** Foreign investments	19.2%

Annual Report

Investments November 30, 2008

Showing Percentage of Net Assets

Common Stocks - 97.6%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 16.4%
Diversified Consumer Services - 5.3%
DeVry, Inc.	790,845	$ 45,458
Strayer Education, Inc.	151,777	36,367
		81,825
Hotels, Restaurants & Leisure - 2.9%
Buffalo Wild Wings, Inc. (a)(d)	352,178	8,086
Burger King Holdings, Inc.	1,441,898	31,015
Chipotle Mexican Grill, Inc. Class B (a)	129,494	5,968
		45,069
Media - 1.0%
The DIRECTV Group, Inc. (a)	683,700	15,048
Multiline Retail - 1.1%
Dollar Tree, Inc. (a)	399,900	16,940
Specialty Retail - 6.1%
AutoZone, Inc. (a)(d)	151,400	16,536
Lowe's Companies, Inc.	683,800	14,127
O'Reilly Automotive, Inc. (a)	585,600	15,267
Staples, Inc.	902,900	15,674
TJX Companies, Inc. (d)	1,395,973	31,856
		93,460
TOTAL CONSUMER DISCRETIONARY		252,342
CONSUMER STAPLES - 6.0%
Beverages - 2.1%
Heckmann Corp. (a)(d)(e)	5,221,400	32,320
Food & Staples Retailing - 3.9%
BJ's Wholesale Club, Inc. (a)(d)	855,005	30,592
Costco Wholesale Corp.	582,485	29,981
		60,573
TOTAL CONSUMER STAPLES		92,893
ENERGY - 1.7%
Energy Equipment & Services - 1.1%
IHS, Inc. Class A (a)	470,781	17,085
Oil, Gas & Consumable Fuels - 0.6%
Denbury Resources, Inc. (a)	987,437	9,410
TOTAL ENERGY		26,495
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - 4.5%
Capital Markets - 3.0%
Greenhill & Co., Inc. (d)	342,000	$ 23,290
Morgan Stanley	1,561,662	23,035
		46,325
Insurance - 0.5%
W.R. Berkley Corp.	268,600	7,636
Real Estate Investment Trusts - 1.0%
Chimera Investment Corp.	5,167,735	15,400
TOTAL FINANCIALS		69,361
HEALTH CARE - 34.0%
Biotechnology - 7.4%
Alnylam Pharmaceuticals, Inc. (a)(d)	404,941	7,382
Amylin Pharmaceuticals, Inc. (a)	665,653	4,932
BioMarin Pharmaceutical, Inc. (a)(d)	1,102,623	18,778
Cephalon, Inc. (a)	293,034	21,532
Cubist Pharmaceuticals, Inc. (a)	341,800	8,395
Isis Pharmaceuticals, Inc. (a)(d)	1,442,129	16,541
Myriad Genetics, Inc. (a)	236,010	13,991
OSI Pharmaceuticals, Inc. (a)(d)	415,000	15,438
RXi Pharmaceuticals Corp.	1,101,923	7,856
		114,845
Health Care Equipment & Supplies - 15.2%
ArthroCare Corp. (a)(d)(e)	2,658,403	34,772
Conceptus, Inc. (a)	734,748	10,801
Cyberonics, Inc. (a)(d)(e)	2,713,613	37,258
Edwards Lifesciences Corp. (a)	429,445	21,373
Inverness Medical Innovations, Inc. (a)	455,350	8,000
Masimo Corp. (a)	299,859	8,183
NuVasive, Inc. (a)(d)	1,754,958	60,459
St. Jude Medical, Inc. (a)	1,368,294	38,353
TranS1, Inc. (a)(e)	1,987,859	14,770
		233,969
Health Care Providers & Services - 5.4%
athenahealth, Inc. (a)(d)(e)	1,664,267	45,484
CardioNet, Inc.	390,300	7,759
Express Scripts, Inc. (a)	536,925	30,879
		84,122
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Health Care Technology - 0.5%
MedAssets, Inc.	617,451	$ 7,842
Life Sciences Tools & Services - 5.2%
AMAG Pharmaceuticals, Inc. (a)(d)(e)	1,700,128	57,260
Illumina, Inc. (a)	341,900	7,525
QIAGEN NV (a)	933,200	15,053
		79,838
Pharmaceuticals - 0.3%
BioMimetic Therapeutics, Inc. (a)	488,198	4,199
TOTAL HEALTH CARE		524,815
INDUSTRIALS - 9.9%
Aerospace & Defense - 2.8%
Alliant Techsystems, Inc. (a)(d)	317,246	26,078
Teledyne Technologies, Inc. (a)	415,200	16,865
		42,943
Airlines - 0.5%
Allegiant Travel Co. (a)	175,400	7,567
Commercial Services & Supplies - 1.4%
Stericycle, Inc. (a)	385,230	22,074
Electrical Equipment - 0.7%
BYD Co. Ltd. (H Shares)	1,748,000	2,666
Ener1, Inc. (a)	289,623	2,329
Ocean Power Technologies, Inc. (a)(d)(e)	1,007,757	6,107
		11,102
Machinery - 0.3%
Energy Recovery, Inc. (d)	570,438	3,999
Marine - 0.8%
Ultrapetrol (Bahamas) Ltd. (a)(e)	2,953,982	11,786
Professional Services - 2.7%
CoStar Group, Inc. (a)(d)	228,038	7,439
FTI Consulting, Inc. (a)	625,184	34,285
		41,724
Transportation Infrastructure - 0.7%
Aegean Marine Petroleum Network, Inc.	878,900	10,670
TOTAL INDUSTRIALS		151,865
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - 22.2%
Communications Equipment - 4.6%
Comtech Telecommunications Corp. (a)	317,587	$ 15,063
Infinera Corp. (a)	777,545	7,589
Juniper Networks, Inc. (a)	1,817,000	31,579
QUALCOMM, Inc.	485,100	16,285
		70,516
Computers & Peripherals - 1.1%
EMC Corp. (a)	1,562,400	16,515
Electronic Equipment & Components - 1.1%
Mettler-Toledo International, Inc. (a)(d)	205,100	16,869
Internet Software & Services - 3.5%
Omniture, Inc. (a)(d)(e)	5,473,835	54,410
IT Services - 1.2%
Lender Processing Services, Inc.	829,591	18,301
Semiconductors & Semiconductor Equipment - 6.3%
Altera Corp.	1,025,364	15,083
Cavium Networks, Inc. (a)(d)(e)	2,473,834	26,841
MEMC Electronic Materials, Inc. (a)	1,039,205	15,609
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	3,451,680	24,680
Xilinx, Inc.	952,100	15,576
		97,789
Software - 4.4%
Autonomy Corp. PLC (a)	2,625,734	37,809
Concur Technologies, Inc. (a)	585,800	16,080
VMware, Inc. Class A (a)(d)	756,500	14,638
		68,527
TOTAL INFORMATION TECHNOLOGY		342,927
MATERIALS - 0.5%
Metals & Mining - 0.5%
Timminco Ltd. (a)(d)	1,957,700	7,926
TELECOMMUNICATION SERVICES - 2.4%
Wireless Telecommunication Services - 2.4%
Crown Castle International Corp. (a)	1,221,102	17,181
SBA Communications Corp. Class A (a)	1,221,100	19,281
		36,462
TOTAL COMMON STOCKS (Cost $2,023,175)		1,505,086
Money Market Funds - 10.0%
	Shares	Value (000s)
Fidelity Cash Central Fund, 1.29% (b)	43,108,076	$ 43,108
Fidelity Securities Lending Cash Central Fund, 1.11% (b)(c)	110,575,653	110,576
TOTAL MONEY MARKET FUNDS (Cost $153,684)		153,684
Cash Equivalents - 0.2%
	Maturity Amount (000s)
Investments in repurchase agreements in a joint trading account at 0.21%, dated 11/28/08 due 12/1/08 (Collateralized by U.S. Treasury Obligations) # (Cost $2,749)	$ 2,749	2,749
TOTAL INVESTMENT PORTFOLIO - 107.8% (Cost $2,179,608)		1,661,519
NET OTHER ASSETS - (7.8)%		(120,109)
NET ASSETS - 100%		$ 1,541,410
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company
# Additional Information on each counterparty to the repurchase agreement is as follows:
Repurchase Agreement / Counterparty	Value (Amounts in thousands)
$2,749,000 due 12/01/08 at 0.21%
Banc of America Securities LLC	$ 559
Barclays Capital, Inc.	738
Deutsche Bank Securities, Inc.	1,452
$ 2,749
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 1,135
Fidelity Securities Lending Cash Central Fund	8,557
Total	$ 9,692
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Alnylam Pharmaceuticals, Inc.	$ 102,229	$ 21	$ 93,515	$ -	$ -
AMAG Pharmaceuticals, Inc.	65,945	39,294	23,231	-	57,260
ArthroCare Corp.	72,823	92,973	27,770	-	34,772
athenahealth, Inc.	-	51,399	6,755	-	45,484
Cavium Networks, Inc.	14,476	30,467	-	-	26,841
Conceptus, Inc.	35,899	22,728	44,585	-	-
Cyberonics, Inc.	36,716	21,417	27,856	-	37,258
CytRx Corp.	23,616	3,941	8,163	7	-
Dev Property Development PLC	22,197	-	29,761	-	-
Heckmann Corp.	-	41,890	-	-	32,320
MarketAxess Holdings, Inc.	22,188	-	10,769	-	-
MedAssets, Inc.	-	54,700	39,719	-	-
NeuroMetrix, Inc.	10,538	-	5,217	-	-
Northstar Neuroscience, Inc.	23,877	-	3,468	-	-
NuVasive, Inc.	146,192	3,322	78,303	-	-
Ocean Power Technologies, Inc.	14,623	-	-	-	6,107
Omniture, Inc.	57,785	141,343	74,229	-	54,410
Omrix Biopharmaceuticals, Inc.	40,074	-	34,594	-	-
TranS1, Inc.	30,171	7,157	489	-	14,770
Ultrapetrol (Bahamas) Ltd.	20,362	16,924	2,894	-	11,786
Zumiez, Inc.	-	36,744	28,822	-	-
Total	$ 739,711	$ 564,320	$ 540,140	$ 7	$ 321,008
Other Information

The following is a summary of the inputs used, as of November 30, 2008, involving the Fund's assets carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities	$ 1,661,519	$ 1,620,961	$ 40,558	$ -
Income Tax Information

At November 30, 2008, the fund had a capital loss carryforward of approximately $11,913,283,000 of which $5,871,680,000, $3,237,199,000, $1,890,281,000, and $914,123,000 will expire on November 30, 2009, 2010, 2011, and 2016, respectively.

The fund intends to elect to defer to its fiscal year ending November 30, 2009 approximately $88,446,000 of losses recognized during the period November 1, 2008 to November 30, 2008.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands	November 30, 2008

Assets
Investment in securities, at value (including securities loaned of $109,582 and repurchase agreements of $2,749) - See accompanying schedule: Unaffiliated issuers (cost $1,376,089)	$ 1,186,827
Fidelity Central Funds (cost $153,684)	153,684
Other affiliated issuers (cost $649,835)	321,008
Total Investments (cost $2,179,608)		$ 1,661,519
Cash		1
Foreign currency held at value (cost $2,463)		2,463
Receivable for investments sold		62,492
Receivable for fund shares sold		918
Dividends receivable		701
Distributions receivable from Fidelity Central Funds		503
Prepaid expenses		23
Other receivables		82
Total assets		1,728,702

Liabilities
Payable for investments purchased	$ 68,679
Payable for fund shares redeemed	6,735
Accrued management fee	635
Other affiliated payables	471
Other payables and accrued expenses	196
Collateral on securities loaned, at value	110,576
Total liabilities		187,292

Net Assets		$ 1,541,410
Net Assets consist of:
Paid in capital		$ 14,117,061
Undistributed net investment income		3,034
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(12,060,556)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(518,129)
Net Assets		$ 1,541,410

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	November 30, 2008

Aggressive Growth: Net Asset Value, offering price and redemption price per share ($1,488,758 ÷ 132,029 shares)	$ 11.28

Class K: Net Asset Value, offering price and redemption price per share ($52,652 ÷ 4,663 shares)	$ 11.29

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended November 30, 2008

Investment Income
Dividends (including $7 earned from other affiliated issuers)		$ 11,601
Special dividends		3,613
Interest		293
Income from Fidelity Central Funds (including $8,557 from security lending)		9,692
Total income		25,199

Expenses
Management fee Basic fee	$ 16,532
Performance adjustment	(4,167)
Transfer agent fees	8,128
Accounting and security lending fees	857
Custodian fees and expenses	228
Independent trustees' compensation	13
Depreciation in deferred trustee compensation account	(1)
Registration fees	46
Audit	82
Legal	42
Interest	8
Miscellaneous	857
Total expenses before reductions	22,625
Expense reductions	(575)	22,050
Net investment income (loss)		3,149
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(1,029,212)
Other affiliated issuers	(6,405)
Foreign currency transactions	(749)
Total net realized gain (loss)		(1,036,366)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $4,671)	(639,393)
Assets and liabilities in foreign currencies	26
Total change in net unrealized appreciation (depreciation)		(639,367)
Net gain (loss)		(1,675,733)
Net increase (decrease) in net assets resulting from operations		$ (1,672,584)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2008	Year ended November 30, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 3,149	$ (13,072)
Net realized gain (loss)	(1,036,366)	631,634
Change in net unrealized appreciation (depreciation)	(639,367)	(66,531)
Net increase (decrease) in net assets resulting from operations	(1,672,584)	552,031
Distributions to shareholders from net realized gain	-	(1,876)
Share transactions - net increase (decrease)	(385,211)	(809,937)
Redemption fees	321	557
Total increase (decrease) in net assets	(2,057,474)	(259,225)

Net Assets
Beginning of period	3,598,884	3,858,109
End of period (including undistributed net investment income of $3,034 and accumulated net investment loss of $115, respectively)	$ 1,541,410	$ 3,598,884

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Aggressive Growth

Years ended November 30,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 22.75	$ 19.68	$ 17.48	$ 15.95	$ 14.65
Income from Investment Operations
Net investment income (loss) B	.02 J	(.07) G	- E, I	(.02) F	(.05)
Net realized and unrealized gain (loss)	(11.49)	3.15	2.20	1.55	1.35
Total from investment operations	(11.47)	3.08	2.20	1.53	1.30
Distributions from net realized gain	-	(.01)	-	-	-
Redemption fees added to paid in capital B, I	-	-	-	-	-
Net asset value, end of period	$ 11.28	$ 22.75	$ 19.68	$ 17.48	$ 15.95
Total Return A	(50.42)%	15.66%	12.59%	9.59%	8.87%
Ratios to Average Net Assets C, H
Expenses before reductions	.83%	.79%	.77%	.79%	.83%
Expenses net of fee waivers, if any	.83%	.79%	.77%	.79%	.83%
Expenses net of all reductions	.81%	.78%	.75%	.70%	.78%
Net investment income (loss)	.11% J	(.35)% G	(.02)% E	(.12)% F	(.36)%
Supplemental Data
Net assets, end of period (in millions)	$ 1,489	$ 3,599	$ 3,858	$ 4,334	$ 4,971
Portfolio turnover rate D	268%	154%	155%	192%	84%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.05 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (0.27)%.

F Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (0.18)%.

G Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (0.41)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

J Investment income per share reflects a special dividend which amounted to $.02 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.02)%.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Year ended November 30,

2008 G

Selected Per-Share Data
Net asset value, beginning of period	$ 20.20
Income from Investment Operations
Net investment income (loss) D	.05 J
Net realized and unrealized gain (loss)	(8.96)
Total from investment operations	(8.91)
Redemption fees added to paid in capital D	- I
Net asset value, end of period	$ 11.29
Total Return B, C	(44.11)%
Ratios to Average Net Assets E, H
Expenses before reductions	.59% A
Expenses net of fee waivers, if any	.59% A
Expenses net of all reductions	.57% A
Net investment income (loss)	.67% A, J
Supplemental Data
Net assets, end of period (in millions)	$ 53
Portfolio turnover rate F	268%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period May 9, 2008 (commencement of sale of shares) to November 30, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

J Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .53%.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2008

(Amounts in thousands except ratios)

1. Organization.

Fidelity Aggressive Growth Fund (the Fund) is a fund of Fidelity Mt. Vernon Street Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. On January 17, 2008, the Board of Trustees of the Aggressive Growth Fund approved the creation of additional classes of shares. The Fund commenced sale of Class K shares and the existing class was designated Aggressive Growth on May 9, 2008. The Fund offers Aggressive Growth and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. After the commencement of Class K, the fund began offering conversion privileges between Aggressive Growth and Class K to eligible shareholders of Aggressive Growth. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund is subject to the provisions of Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" (SFAS 157), effective with the beginning of the Fund's fiscal year. SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (level 1 measurements) and the lowest priority to

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy under SFAS 157 are described below:

Level 1	Quoted prices in active markets for identical securities.
Level 2

Prices determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.

Level 3

Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund's own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available.

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy.

The aggregate value by input level, as of November 30, 2008, for the Fund's investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Fund's federal tax

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service (IRS). Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 77,882
Unrealized depreciation	(655,410)
Net unrealized appreciation (depreciation)	(577,528)
Undistributed ordinary income	3,581
Capital loss carryforward	(11,913,283)

Cost for federal income tax purposes	$ 2,239,047

The tax character of distributions paid was as follows:

	November 30, 2008	November 30, 2007
Ordinary Income	$ -	$ 1,876

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $7,227,225 and $7,650,212, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .35% of the Fund's average net assets and a group fee rate that averaged 0.26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the retail class of the Fund, Aggressive Growth, as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .46% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Aggressive Growth and asset-based fees of .05% of average net assets for Class K. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. Prior to January 1, 2008, Fidelity Service Company, Inc. (FSC), also an affiliate of FMR,

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

was the transfer agent for Aggressive Growth shares. For the period, the transfer agent fees for Aggressive Growth were equivalent to an annual rate of .30% of average net assets.

For the period, the total transfer agent fees paid by each class were as follows:

Amount
Aggressive Growth	$ 8,123
Class K	5
$ 8,128

Accounting and Security Lending Fees. FSC maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $183 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 8,679	3.39%	$ 7

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $6 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds.

9. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period for which loans were outstanding amounted to $6,518. The weighted average interest rate was 2.19%. The interest expense amounted to $1 under the bank borrowing program.

10. Expense Reductions.

FMR voluntarily agreed to reimburse a portion of Aggressive Growth's operating expenses. During the period, this reimbursement reduced the class' expenses by $13. Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $475 for the period. In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $9. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Aggressive Growth	$ 78

Annual Report

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

During the period, Lehman Brothers Holdings, Inc. and certain of its affiliates (LBHI) sought protection under the insolvency laws of their jurisdictions of organization, including the United States, the United Kingdom and Japan. At the time LBHI's insolvency proceedings were instituted, the Fund had outstanding securities trades with counterparties affiliated with LBHI. As a result of the insolvency proceedings, LBHI is unable to fulfill its commitments and, in certain cases, the Fund may have terminated its trades and related agreements with the relevant entities and, where appropriate, is in the process of initiating claims for damages. FMR believes that the financial impact to the Fund relating to the terminated trades and agreements is immaterial.

In December 2006, the Independent Trustees, with the assistance of independent counsel, completed an investigation regarding gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during the period 2002 to 2004. The Independent Trustees and FMR agreed that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and was worthy of redress. Accordingly, the Independent Trustees requested, and FMR agreed to make, a payment of $42 million plus accrued interest, which equaled approximately $7.3 million, to certain Fidelity mutual funds.

In March 2008, the Trustees approved a method for allocating this payment among the funds and, in total, FMR paid the fund $1,240, which is recorded in the accompanying Statement of Operations.

In a related administrative order dated March 5, 2008, the U.S. Securities and Exchange Commission ("SEC") announced a settlement with FMR and FMR Co., Inc. (an affiliate of FMR) involving the SEC's regulatory rules for investment advisers and the improper receipt of gifts, gratuities and business entertainment. Without admitting or denying the SEC's findings, FMR agreed to pay an $8 million civil penalty to the United States Treasury.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

12. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended November 30,	2008	2007
From net realized gain
Aggressive Growth	$ -	$ 1,876

13. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended November 30,	2008 A	2007	2008 A	2007
Aggressive Growth
Shares sold	15,175	24,576	$ 278,138	$ 531,087
Conversion to Class K	(4,654)	-	(71,186)	-
Reinvestment of distributions	-	93	-	1,853
Shares redeemed	(36,661)	(62,576)	(663,872)	(1,342,877)
Net increase (decrease)	(26,140)	(37,907)	$ (456,920)	$ (809,937)
Class K
Shares sold	256	-	$ 3,671	$ -
Conversion from Aggressive Growth	4,651	-	71,186	-
Shares redeemed	(244)	-	(3,148)	-
Net increase (decrease)	4,663	-	$ 71,709	$ -

A Share transactions for Class K are for the period May 9, 2008 (commencement of sale of shares) to November 30, 2008.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Mt. Vernon Street Trust and the Shareholders of Fidelity Aggressive Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Aggressive Growth Fund (a fund of Fidelity Mt. Vernon Street Trust) at November 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Aggressive Growth Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

January 29, 2009

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for Edward C. Johnson 3d and James C. Curvey, each of the Trustees oversees 222 funds advised by FMR or an affiliate. Messrs. Johnson and Curvey oversee 381 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (78)

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (73)

 Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-
present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (60)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Currently, Mr. Dirks serves as a member of the Board of Directors for Brookville Children's Services, Inc. (2009-present).

Alan J. Lacy (55)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb (global pharmaceuticals, 2007-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Ned C. Lautenbach (64)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (64)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (64)

Year of Election or Appointment: 2005

Ms. Small is a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College and as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy. In addition, she served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (69)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, he is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (59)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (58)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment firm), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Advisory Board Member and Executive Officers**:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (64)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (39)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Walter C. Donovan (46)

Year of Election or Appointment: 2007

Vice President of Fidelity's Equity Funds. Mr. Donovan also serves as President of FMR and FMR Co., Inc., and Executive Vice President of Fidelity Investments Money Management, Inc. (2007-present). Previously, Mr. Donovan served as Executive Vice President of FMR and FMR Co., Inc. (2005-2007) and Senior Vice President of FMR (2003-2005) and FMR Co., Inc. (2004-2005).

Bruce T. Herring (43)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Group Chief Investments Officer of FMR. Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds.]

Scott C. Goebel (40)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Secretary of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

John B. McGinty, Jr. (46)

Year of Election or Appointment: 2008

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. McGinty is an employee of Fidelity Investments (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of FDC (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

Holly C. Laurent (54)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (50)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. She served as Chief Operating Officer of FPCMS from 2007 through July 2008. Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004- 2007). Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was an audit partner with PwC's investment management practice.

Kenneth A. Rathgeber (61)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005- present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present).

Bryan A. Mehrmann (47)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (41)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Robert G. Byrnes (41)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Byrnes is an employee of Fidelity Investments (2005-present). Previously, Mr. Byrnes served as Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (54)
Year of Election or Appointment: 2004 Assistant Treasurer of the Fidelity funds. Mr. Lydecker is an employee of Fidelity Investments.
Paul M. Murphy (61)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (50)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on June 18, 2008. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of Votes	% of Votes
James C. Curvey
Affirmative	17,225,894,455.97	93.775
Withheld	1,143,576,838.95	6.225
TOTAL	18,369,471,294.92	100.000
Dennis J. Dirks
Affirmative	17,293,993,357.36	94.145
Withheld	1,075,477,937.56	5.855
TOTAL	18,369,471,294.92	100.000
Edward C. Johnson 3d
Affirmative	17,177,993,463.99	93.514
Withheld	1,191,477,830.93	6.486
TOTAL	18,369,471,294.92	100.000
Alan J. Lacy
Affirmative	17,280,786,578.16	94.073
Withheld	1,088,684,716.76	5.927
TOTAL	18,369,471,294.92	100.000
Ned C. Lautenbach
Affirmative	17,275,050,964.62	94.042
Withheld	1,094,420,330.30	5.958
TOTAL	18,369,471,294.92	100.000
Joseph Mauriello
Affirmative	17,289,869,110.18	94.123
Withheld	1,079,602,184.74	5.877
TOTAL	18,369,471,294.92	100.000
Cornelia M. Small
Affirmative	17,277,424,534.41	94.055
Withheld	1,092,046,760.51	5.945
TOTAL	18,369,471,294.92	100.000
	# of Votes	% of Votes
William S. Stavropoulos
Affirmative	17,208,188,881.25	93.678
Withheld	1,161,282,413.67	6.322
TOTAL	18,369,471,294.92	100.000
David M. Thomas
Affirmative	17,300,605,112.82	94.181
Withheld	1,068,866,182.10	5.819
TOTAL	18,369,471,294.92	100.000
Michael E. Wiley
Affirmative	17,286,179,501.56	94.103
Withheld	1,083,291,793.36	5.897
TOTAL	18,369,471,294.92	100.000
PROPOSAL 2
To amend the Declaration of Trust to reduce the required quorum for future shareholder meetings.A
	# of Votes	% of Votes
Affirmative	13,315,613,624.71	72.488
Against	3,865,535,580.46	21.043
Abstain	915,660,441.98	4.985
Broker Non-Votes	272,661,647.77	1.484
TOTAL	18,369,471,294.92	100.000

A Denotes trust-wide proposal and voting results.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Aggressive Growth Fund (To be renamed Fidelity Growth Strategies Fund effective January 2009)

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2008 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved agreements with foreign sub-advisers Fidelity Management & Research (Japan) Inc. and Fidelity Management & Research (Hong Kong) Limited, as well as amendments to the fund's agreement with Fidelity Management & Research (U.K.) Inc.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board further considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fees on Fidelity's Institutional Money Market Funds and launching Class IV and Institutional Class of certain of these funds; (iii) reducing the transfer agent fees for the Fidelity Select Portfolios and Investor Class of the VIP funds; and (iv) launching Class K of 29 equity funds as a lower-fee class available to certain employer-sponsored retirement plans.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance, as well as the fund's relative investment performance measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2007, the fund's cumulative total returns, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. (The fund did not offer Class K as of December 31, 2007.) The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below each chart corresponds to the percentile box and represents the percentage of funds in the peer group whose performance was equal to or lower than that of the fund.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Aggressive Growth Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of the fund was in the second quartile for the one- and three-year periods and the third quartile for the five-year period. The Board also stated that the investment performance of the fund compared favorably to its benchmark for the one- and three-year periods, although the fund's five-year cumulative total return was lower than its benchmark.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 16% means that 84% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Aggressive Growth Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2007. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

In connection with the renewal of the fund's management contract, the Board also approved non-material amendments to the fund's management contract to clarify certain provisions regarding the calculation of the fund's performance adjustment.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of the fund's total expenses, the Board considered the fund's management fee as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund"s performance adjustment. As part of its review, the Board also considered current and historical total expenses of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

Annual Report

The Board noted that the fund's total expenses ranked below its competitive median for 2007.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the fund's total expenses were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's fund profitability methodology, the profitability of certain fund service providers, and profitability trends for certain funds; (iv) Fidelity's compensation structure for portfolio managers and key personnel, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (v) Fidelity's fee structures and rationale for recommending different fees among categories of funds; and (vi) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

For mutual fund and brokerage trading.

For quotes.*

For account balances and holdings.

To review orders and mutual
fund activity.

To change your PIN.

To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

15445 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
Brea, CA

1411 Chapin Avenue
Burlingame, CA

851 East Hamilton Avenue
Campbell, CA

19200 Von Karman Avenue
Irvine, CA

601 Larkspur Landing Circle
Larkspur, CA

2000 Avenue of the Stars
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73-575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

123 South Lake Avenue
Pasadena, CA

16656 Bernardo Ctr. Drive
Rancho Bernardo, CA

1220 Roseville Parkway
Roseville, CA

1740 Arden Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

11943 El Camino Real
San Diego, CA

8 Montgomery Street
San Francisco, CA

3793 State Street
Santa Barbara, CA

1200 Wilshire Boulevard
Santa Monica, CA

398 West El Camino Real
Sunnyvale, CA

111 South Westlake Blvd
Thousand Oaks, CA

21701 Hawthorne Boulevard
Torrance, CA

2001 North Main Street
Walnut Creek, CA

6326 Canoga Avenue
Woodland Hills, CA

Colorado

281 East Flatiron Circle
Broomfield, CO

1625 Broadway
Denver, CO

9185 Westview Road
Lone Tree, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

Delaware

400 Delaware Avenue
Wilmington, DE

Florida

175 East Altamonte Drive
Altamonte Springs, FL

4400 N. Federal Highway
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

4671 Town Center Parkway
Jacksonville, FL

8880 Tamiami Trail, North
Naples, FL

230 Royal Palm Way
Palm Beach, FL

3501 PGA Boulevard
Palm Beach Gardens, FL

3550 Tamiami Trail, South
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

2465 State Road 7
Wellington, FL

Georgia

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

401 North Michigan Avenue
Chicago, IL

One Skokie Valley Road
Highland Park, IL

1415 West 22nd Street
Oak Brook, IL

15105 S LaGrange Road
Orland Park, IL

1572 East Golf Road
Schaumburg, IL

Indiana

4729 East 82nd Street
Indianapolis, IN

8480 Keystone Crossing
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7315 Wisconsin Avenue
Bethesda, MD

610 York Road
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

238 Main Street
Cambridge, MA

200 Endicott Street
Danvers, MA

Annual Report

405 Cochituate Road
Framingham, MA

551 Boston Turnpike
Shrewsbury, MA

Michigan

500 E. Eisenhower Pkwy.
Ann Arbor, MI

280 Old N. Woodward Ave.
Birmingham, MI

30200 Northwestern Hwy.
Farmington Hills, MI

43420 Grand River Avenue
Novi, MI

Minnesota

7740 France Avenue South
Edina, MN

8342 3rd Street North
Oakdale, MN

Missouri

1524 South Lindbergh Blvd.
St. Louis, MO

Nevada

2225 Village Walk Drive
Henderson, NV

New Jersey

501 Route 73 South
Marlton, NJ

150 Essex Street
Millburn, NJ

35 Morris Street
Morristown, NJ

396 Route 17, North
Paramus, NJ

3518 Route 1 North
Princeton, NJ

530 Broad Street
Shrewsbury, NJ

New Mexico

2261 Q Street NE
Albuquerque, NM

New York

1130 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

980 Madison Avenue
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

200 Fifth Avenue
New York, NY

733 Third Avenue
New York, NY

11 Penn Plaza
New York, NY

2070 Broadway
New York, NY

1075 Northern Blvd.
Roslyn, NY

799 Central Park Avenue
Scarsdale, NY

North Carolina

4611 Sharon Road
Charlotte, NC

7011 Fayetteville Road
Durham, NC

Ohio

3805 Edwards Road
Cincinnati, OH

1324 Polaris Parkway
Columbus, OH

1800 Crocker Road
Westlake, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

7493 SW Bridgeport Road
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

10 Memorial Boulevard
Providence, RI

Tennessee

3018 Peoples Street
Johnson City, TN

7628 West Farmington Blvd.
Germantown, TN

2035 Mallory Lane
Franklin, TN

Texas

10000 Research Boulevard
Austin, TX

4001 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

6560 Fannin Street
Houston, TX

1701 Lake Robbins Drive
The Woodlands, TX

6500 N. MacArthur Blvd.
Irving, TX

6005 West Park Boulevard
Plano, TX

14100 San Pedro
San Antonio, TX

1576 East Southlake Blvd.
Southlake, TX

Utah

279 West South Temple
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

Washington

10500 NE 8th Street
Bellevue, WA

1518 6th Avenue
Seattle, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

16020 West Bluemound Road
Brookfield, WI

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)

Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)

For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)

For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

FIL Investment Advisors

Fidelity Investments Japan Limited

FIL Investment Advisors
(U.K.) Ltd.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Northern Trust Company

Chicago, Illinois

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions and
Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) 1-800-544-5555

Automated line for quickest service

FEG-UANN-0109
1.786704.105

Fidelity®
Aggressive Growth
Fund -
Class K

(To be renamed Fidelity Growth Strategies Fund
effective January 2009)

Annual Report

November 30, 2008

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) website at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Turmoil has been the watchword for the world's securities markets in 2008, with domestic and international stocks down sharply amid the global credit squeeze. A flight to quality boosted returns for U.S. Treasuries, one of the few asset classes with positive results heading into the latter stages of the year. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended November 30, 2008	Past 1 year	Past 5 years	Past 10 years
Class K A	-50.37%	-5.07%	-6.22%

A The initial offering of Class K shares took place on May 9, 2008. Returns prior to May 9, 2008 are those of Aggressive Growth, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Aggressive Growth - Class K on November 30, 1998. The chart shows how the value of your investment would have changed, and also shows how the Russell Midcap® Growth Index performed over the same period. The initial offering of Class K took place on May 9, 2008. See above for additional information regarding to performance of Class K.

Annual Report

Management's Discussion of Fund Performance

Comments from Steven Calhoun, Portfolio Manager of Fidelity® Aggressive Growth Fund

Equity markets dropped sharply during the 12 months ending November 30, 2008, as home values fell, credit availability decreased and liquidity became increasingly scarce. In that time, the Standard & Poor's 500SM Index fell 38.09%. All 10 sectors in the S&P 500® were negative, led by a nearly 58% decline in financials. Beginning in September, the U.S. economy spiraled downward, as several large financial institutions went bankrupt, were forced into acquisitions or were taken over by the federal government. The Federal Reserve Board facilitated many of these and other transactions, and also lowered the federal funds target rate twice in October - on top of five other rate cuts during the year - leaving it at 1.00% at period end. The stock market continued to perform erratically, however, as unemployment levels rose, energy prices dropped and consumer confidence waned. The Dow Jones Industrial AverageSM declined 32.11% for the 12-month period, while the technology-heavy NASDAQ Composite® Index dropped 41.80%. By comparison, the MSCI® EAFE® Index (Europe, Australasia, Far East) - a measure of developed markets outside the U.S. and Canada - tumbled 47.70%.

During the past year, the fund's Class K shares trailed the -46.15% return of the Russell Midcap® Growth Index. (For specific class-level returns, please see the performance section of this report.) Versus the index, poor stock selection, especially in the information technology, materials, industrials and financials sectors, hampered the fund's results. Additionally, currency fluctuations undermined the fund's absolute return due to its foreign exposure. The largest detractor was ArthroCare, a maker of medical devices for sports medicine applications. An accounting controversy, and the company's resulting restatement of two years of earnings, hammered the stock. Also detracting were IndiaBulls Real Estate and Aruba Networks, a provider of wireless enterprise networking equipment - both of which I sold. Biotechnology holding Amylin Pharmaceuticals and Timminco, a maker of silicon for solar panels, hurt as well. All the detractors I mentioned except for Amylin Pharmaceuticals were out-of-index holdings. Conversely, a large overweighting in health care was beneficial. The fund's small cash position provided a modest boost as well. Out-of-index holding NuVasive, a maker of minimally invasive surgical products for spine disorders, was our top contributor and also the fund's largest holding at period end. Also helping to temper the fund's loss were cardiovascular medical device maker St. Jude Medical and Stericycle, a commercial services firm that handles the disposal of medical waste.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2008 to November 30, 2008).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value June 1, 2008	Ending Account Value November 30, 2008	Expenses Paid During Period* June 1, 2008 to November 30, 2008
Aggressive Growth	.80%
Actual		$ 1,000.00	$ 539.50	$ 3.08
HypotheticalA		$ 1,000.00	$ 1,021.00	$ 4.04
Class K	.59%
Actual		$ 1,000.00	$ 539.70	$ 2.27
HypotheticalA		$ 1,000.00	$ 1,022.05	$ 2.98

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of November 30, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
NuVasive, Inc.	3.9	4.7
AMAG Pharmaceuticals, Inc.	3.7	1.6
Omniture, Inc.	3.5	4.0
athenahealth, Inc.	2.9	0.7
DeVry, Inc.	2.9	0.0
St. Jude Medical, Inc.	2.5	5.5
Autonomy Corp. PLC	2.5	0.0
Cyberonics, Inc.	2.4	1.6
Strayer Education, Inc.	2.4	0.0
ArthroCare Corp.	2.3	3.8
	29.0
Top Five Market Sectors as of November 30, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Health Care	34.0	31.4
Information Technology	22.2	20.3
Consumer Discretionary	16.4	3.2
Industrials	9.9	13.8
Consumer Staples	6.0	0.5
Asset Allocation (% of fund's net assets)
As of November 30, 2008 *		As of May 31, 2008 **
	Stocks 97.6%		Stocks 98.5%
	Short-Term Investments and Net Other Assets 2.4%		Short-Term Investments and Net Other Assets 1.5%
* Foreign investments	7.3%	** Foreign investments	19.2%

Annual Report

Investments November 30, 2008

Showing Percentage of Net Assets

Common Stocks - 97.6%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 16.4%
Diversified Consumer Services - 5.3%
DeVry, Inc.	790,845	$ 45,458
Strayer Education, Inc.	151,777	36,367
		81,825
Hotels, Restaurants & Leisure - 2.9%
Buffalo Wild Wings, Inc. (a)(d)	352,178	8,086
Burger King Holdings, Inc.	1,441,898	31,015
Chipotle Mexican Grill, Inc. Class B (a)	129,494	5,968
		45,069
Media - 1.0%
The DIRECTV Group, Inc. (a)	683,700	15,048
Multiline Retail - 1.1%
Dollar Tree, Inc. (a)	399,900	16,940
Specialty Retail - 6.1%
AutoZone, Inc. (a)(d)	151,400	16,536
Lowe's Companies, Inc.	683,800	14,127
O'Reilly Automotive, Inc. (a)	585,600	15,267
Staples, Inc.	902,900	15,674
TJX Companies, Inc. (d)	1,395,973	31,856
		93,460
TOTAL CONSUMER DISCRETIONARY		252,342
CONSUMER STAPLES - 6.0%
Beverages - 2.1%
Heckmann Corp. (a)(d)(e)	5,221,400	32,320
Food & Staples Retailing - 3.9%
BJ's Wholesale Club, Inc. (a)(d)	855,005	30,592
Costco Wholesale Corp.	582,485	29,981
		60,573
TOTAL CONSUMER STAPLES		92,893
ENERGY - 1.7%
Energy Equipment & Services - 1.1%
IHS, Inc. Class A (a)	470,781	17,085
Oil, Gas & Consumable Fuels - 0.6%
Denbury Resources, Inc. (a)	987,437	9,410
TOTAL ENERGY		26,495
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - 4.5%
Capital Markets - 3.0%
Greenhill & Co., Inc. (d)	342,000	$ 23,290
Morgan Stanley	1,561,662	23,035
		46,325
Insurance - 0.5%
W.R. Berkley Corp.	268,600	7,636
Real Estate Investment Trusts - 1.0%
Chimera Investment Corp.	5,167,735	15,400
TOTAL FINANCIALS		69,361
HEALTH CARE - 34.0%
Biotechnology - 7.4%
Alnylam Pharmaceuticals, Inc. (a)(d)	404,941	7,382
Amylin Pharmaceuticals, Inc. (a)	665,653	4,932
BioMarin Pharmaceutical, Inc. (a)(d)	1,102,623	18,778
Cephalon, Inc. (a)	293,034	21,532
Cubist Pharmaceuticals, Inc. (a)	341,800	8,395
Isis Pharmaceuticals, Inc. (a)(d)	1,442,129	16,541
Myriad Genetics, Inc. (a)	236,010	13,991
OSI Pharmaceuticals, Inc. (a)(d)	415,000	15,438
RXi Pharmaceuticals Corp.	1,101,923	7,856
		114,845
Health Care Equipment & Supplies - 15.2%
ArthroCare Corp. (a)(d)(e)	2,658,403	34,772
Conceptus, Inc. (a)	734,748	10,801
Cyberonics, Inc. (a)(d)(e)	2,713,613	37,258
Edwards Lifesciences Corp. (a)	429,445	21,373
Inverness Medical Innovations, Inc. (a)	455,350	8,000
Masimo Corp. (a)	299,859	8,183
NuVasive, Inc. (a)(d)	1,754,958	60,459
St. Jude Medical, Inc. (a)	1,368,294	38,353
TranS1, Inc. (a)(e)	1,987,859	14,770
		233,969
Health Care Providers & Services - 5.4%
athenahealth, Inc. (a)(d)(e)	1,664,267	45,484
CardioNet, Inc.	390,300	7,759
Express Scripts, Inc. (a)	536,925	30,879
		84,122
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Health Care Technology - 0.5%
MedAssets, Inc.	617,451	$ 7,842
Life Sciences Tools & Services - 5.2%
AMAG Pharmaceuticals, Inc. (a)(d)(e)	1,700,128	57,260
Illumina, Inc. (a)	341,900	7,525
QIAGEN NV (a)	933,200	15,053
		79,838
Pharmaceuticals - 0.3%
BioMimetic Therapeutics, Inc. (a)	488,198	4,199
TOTAL HEALTH CARE		524,815
INDUSTRIALS - 9.9%
Aerospace & Defense - 2.8%
Alliant Techsystems, Inc. (a)(d)	317,246	26,078
Teledyne Technologies, Inc. (a)	415,200	16,865
		42,943
Airlines - 0.5%
Allegiant Travel Co. (a)	175,400	7,567
Commercial Services & Supplies - 1.4%
Stericycle, Inc. (a)	385,230	22,074
Electrical Equipment - 0.7%
BYD Co. Ltd. (H Shares)	1,748,000	2,666
Ener1, Inc. (a)	289,623	2,329
Ocean Power Technologies, Inc. (a)(d)(e)	1,007,757	6,107
		11,102
Machinery - 0.3%
Energy Recovery, Inc. (d)	570,438	3,999
Marine - 0.8%
Ultrapetrol (Bahamas) Ltd. (a)(e)	2,953,982	11,786
Professional Services - 2.7%
CoStar Group, Inc. (a)(d)	228,038	7,439
FTI Consulting, Inc. (a)	625,184	34,285
		41,724
Transportation Infrastructure - 0.7%
Aegean Marine Petroleum Network, Inc.	878,900	10,670
TOTAL INDUSTRIALS		151,865
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - 22.2%
Communications Equipment - 4.6%
Comtech Telecommunications Corp. (a)	317,587	$ 15,063
Infinera Corp. (a)	777,545	7,589
Juniper Networks, Inc. (a)	1,817,000	31,579
QUALCOMM, Inc.	485,100	16,285
		70,516
Computers & Peripherals - 1.1%
EMC Corp. (a)	1,562,400	16,515
Electronic Equipment & Components - 1.1%
Mettler-Toledo International, Inc. (a)(d)	205,100	16,869
Internet Software & Services - 3.5%
Omniture, Inc. (a)(d)(e)	5,473,835	54,410
IT Services - 1.2%
Lender Processing Services, Inc.	829,591	18,301
Semiconductors & Semiconductor Equipment - 6.3%
Altera Corp.	1,025,364	15,083
Cavium Networks, Inc. (a)(d)(e)	2,473,834	26,841
MEMC Electronic Materials, Inc. (a)	1,039,205	15,609
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	3,451,680	24,680
Xilinx, Inc.	952,100	15,576
		97,789
Software - 4.4%
Autonomy Corp. PLC (a)	2,625,734	37,809
Concur Technologies, Inc. (a)	585,800	16,080
VMware, Inc. Class A (a)(d)	756,500	14,638
		68,527
TOTAL INFORMATION TECHNOLOGY		342,927
MATERIALS - 0.5%
Metals & Mining - 0.5%
Timminco Ltd. (a)(d)	1,957,700	7,926
TELECOMMUNICATION SERVICES - 2.4%
Wireless Telecommunication Services - 2.4%
Crown Castle International Corp. (a)	1,221,102	17,181
SBA Communications Corp. Class A (a)	1,221,100	19,281
		36,462
TOTAL COMMON STOCKS (Cost $2,023,175)		1,505,086
Money Market Funds - 10.0%
	Shares	Value (000s)
Fidelity Cash Central Fund, 1.29% (b)	43,108,076	$ 43,108
Fidelity Securities Lending Cash Central Fund, 1.11% (b)(c)	110,575,653	110,576
TOTAL MONEY MARKET FUNDS (Cost $153,684)		153,684
Cash Equivalents - 0.2%
	Maturity Amount (000s)
Investments in repurchase agreements in a joint trading account at 0.21%, dated 11/28/08 due 12/1/08 (Collateralized by U.S. Treasury Obligations) # (Cost $2,749)	$ 2,749	2,749
TOTAL INVESTMENT PORTFOLIO - 107.8% (Cost $2,179,608)		1,661,519
NET OTHER ASSETS - (7.8)%		(120,109)
NET ASSETS - 100%		$ 1,541,410
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company
# Additional Information on each counterparty to the repurchase agreement is as follows:
Repurchase Agreement / Counterparty	Value (Amounts in thousands)
$2,749,000 due 12/01/08 at 0.21%
Banc of America Securities LLC	$ 559
Barclays Capital, Inc.	738
Deutsche Bank Securities, Inc.	1,452
$ 2,749
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 1,135
Fidelity Securities Lending Cash Central Fund	8,557
Total	$ 9,692
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Alnylam Pharmaceuticals, Inc.	$ 102,229	$ 21	$ 93,515	$ -	$ -
AMAG Pharmaceuticals, Inc.	65,945	39,294	23,231	-	57,260
ArthroCare Corp.	72,823	92,973	27,770	-	34,772
athenahealth, Inc.	-	51,399	6,755	-	45,484
Cavium Networks, Inc.	14,476	30,467	-	-	26,841
Conceptus, Inc.	35,899	22,728	44,585	-	-
Cyberonics, Inc.	36,716	21,417	27,856	-	37,258
CytRx Corp.	23,616	3,941	8,163	7	-
Dev Property Development PLC	22,197	-	29,761	-	-
Heckmann Corp.	-	41,890	-	-	32,320
MarketAxess Holdings, Inc.	22,188	-	10,769	-	-
MedAssets, Inc.	-	54,700	39,719	-	-
NeuroMetrix, Inc.	10,538	-	5,217	-	-
Northstar Neuroscience, Inc.	23,877	-	3,468	-	-
NuVasive, Inc.	146,192	3,322	78,303	-	-
Ocean Power Technologies, Inc.	14,623	-	-	-	6,107
Omniture, Inc.	57,785	141,343	74,229	-	54,410
Omrix Biopharmaceuticals, Inc.	40,074	-	34,594	-	-
TranS1, Inc.	30,171	7,157	489	-	14,770
Ultrapetrol (Bahamas) Ltd.	20,362	16,924	2,894	-	11,786
Zumiez, Inc.	-	36,744	28,822	-	-
Total	$ 739,711	$ 564,320	$ 540,140	$ 7	$ 321,008
Other Information

The following is a summary of the inputs used, as of November 30, 2008, involving the Fund's assets carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities	$ 1,661,519	$ 1,620,961	$ 40,558	$ -
Income Tax Information

At November 30, 2008, the fund had a capital loss carryforward of approximately $11,913,283,000 of which $5,871,680,000, $3,237,199,000, $1,890,281,000, and $914,123,000 will expire on November 30, 2009, 2010, 2011, and 2016, respectively.

The fund intends to elect to defer to its fiscal year ending November 30, 2009 approximately $88,446,000 of losses recognized during the period November 1, 2008 to November 30, 2008.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands	November 30, 2008

Assets
Investment in securities, at value (including securities loaned of $109,582 and repurchase agreements of $2,749) - See accompanying schedule: Unaffiliated issuers (cost $1,376,089)	$ 1,186,827
Fidelity Central Funds (cost $153,684)	153,684
Other affiliated issuers (cost $649,835)	321,008
Total Investments (cost $2,179,608)		$ 1,661,519
Cash		1
Foreign currency held at value (cost $2,463)		2,463
Receivable for investments sold		62,492
Receivable for fund shares sold		918
Dividends receivable		701
Distributions receivable from Fidelity Central Funds		503
Prepaid expenses		23
Other receivables		82
Total assets		1,728,702

Liabilities
Payable for investments purchased	$ 68,679
Payable for fund shares redeemed	6,735
Accrued management fee	635
Other affiliated payables	471
Other payables and accrued expenses	196
Collateral on securities loaned, at value	110,576
Total liabilities		187,292

Net Assets		$ 1,541,410
Net Assets consist of:
Paid in capital		$ 14,117,061
Undistributed net investment income		3,034
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(12,060,556)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(518,129)
Net Assets		$ 1,541,410

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	November 30, 2008

Aggressive Growth: Net Asset Value, offering price and redemption price per share ($1,488,758 ÷ 132,029 shares)	$ 11.28

Class K: Net Asset Value, offering price and redemption price per share ($52,652 ÷ 4,663 shares)	$ 11.29

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended November 30, 2008

Investment Income
Dividends (including $7 earned from other affiliated issuers)		$ 11,601
Special dividends		3,613
Interest		293
Income from Fidelity Central Funds (including $8,557 from security lending)		9,692
Total income		25,199

Expenses
Management fee Basic fee	$ 16,532
Performance adjustment	(4,167)
Transfer agent fees	8,128
Accounting and security lending fees	857
Custodian fees and expenses	228
Independent trustees' compensation	13
Depreciation in deferred trustee compensation account	(1)
Registration fees	46
Audit	82
Legal	42
Interest	8
Miscellaneous	857
Total expenses before reductions	22,625
Expense reductions	(575)	22,050
Net investment income (loss)		3,149
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(1,029,212)
Other affiliated issuers	(6,405)
Foreign currency transactions	(749)
Total net realized gain (loss)		(1,036,366)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $4,671)	(639,393)
Assets and liabilities in foreign currencies	26
Total change in net unrealized appreciation (depreciation)		(639,367)
Net gain (loss)		(1,675,733)
Net increase (decrease) in net assets resulting from operations		$ (1,672,584)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2008	Year ended November 30, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 3,149	$ (13,072)
Net realized gain (loss)	(1,036,366)	631,634
Change in net unrealized appreciation (depreciation)	(639,367)	(66,531)
Net increase (decrease) in net assets resulting from operations	(1,672,584)	552,031
Distributions to shareholders from net realized gain	-	(1,876)
Share transactions - net increase (decrease)	(385,211)	(809,937)
Redemption fees	321	557
Total increase (decrease) in net assets	(2,057,474)	(259,225)

Net Assets
Beginning of period	3,598,884	3,858,109
End of period (including undistributed net investment income of $3,034 and accumulated net investment loss of $115, respectively)	$ 1,541,410	$ 3,598,884

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Aggressive Growth

Years ended November 30,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 22.75	$ 19.68	$ 17.48	$ 15.95	$ 14.65
Income from Investment Operations
Net investment income (loss) B	.02 J	(.07) G	- E, I	(.02) F	(.05)
Net realized and unrealized gain (loss)	(11.49)	3.15	2.20	1.55	1.35
Total from investment operations	(11.47)	3.08	2.20	1.53	1.30
Distributions from net realized gain	-	(.01)	-	-	-
Redemption fees added to paid in capital B, I	-	-	-	-	-
Net asset value, end of period	$ 11.28	$ 22.75	$ 19.68	$ 17.48	$ 15.95
Total Return A	(50.42)%	15.66%	12.59%	9.59%	8.87%
Ratios to Average Net Assets C, H
Expenses before reductions	.83%	.79%	.77%	.79%	.83%
Expenses net of fee waivers, if any	.83%	.79%	.77%	.79%	.83%
Expenses net of all reductions	.81%	.78%	.75%	.70%	.78%
Net investment income (loss)	.11% J	(.35)% G	(.02)% E	(.12)% F	(.36)%
Supplemental Data
Net assets, end of period (in millions)	$ 1,489	$ 3,599	$ 3,858	$ 4,334	$ 4,971
Portfolio turnover rate D	268%	154%	155%	192%	84%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.05 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (0.27)%.

F Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (0.18)%.

G Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (0.41)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

J Investment income per share reflects a special dividend which amounted to $.02 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.02)%.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Year ended November 30,

2008 G

Selected Per-Share Data
Net asset value, beginning of period	$ 20.20
Income from Investment Operations
Net investment income (loss) D	.05 J
Net realized and unrealized gain (loss)	(8.96)
Total from investment operations	(8.91)
Redemption fees added to paid in capital D	- I
Net asset value, end of period	$ 11.29
Total Return B, C	(44.11)%
Ratios to Average Net Assets E, H
Expenses before reductions	.59% A
Expenses net of fee waivers, if any	.59% A
Expenses net of all reductions	.57% A
Net investment income (loss)	.67% A, J
Supplemental Data
Net assets, end of period (in millions)	$ 53
Portfolio turnover rate F	268%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period May 9, 2008 (commencement of sale of shares) to November 30, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

J Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .53%.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2008

(Amounts in thousands except ratios)

1. Organization.

Fidelity Aggressive Growth Fund (the Fund) is a fund of Fidelity Mt. Vernon Street Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. On January 17, 2008, the Board of Trustees of the Aggressive Growth Fund approved the creation of additional classes of shares. The Fund commenced sale of Class K shares and the existing class was designated Aggressive Growth on May 9, 2008. The Fund offers Aggressive Growth and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. After the commencement of Class K, the fund began offering conversion privileges between Aggressive Growth and Class K to eligible shareholders of Aggressive Growth. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund is subject to the provisions of Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" (SFAS 157), effective with the beginning of the Fund's fiscal year. SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (level 1 measurements) and the lowest priority to

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy under SFAS 157 are described below:

Level 1	Quoted prices in active markets for identical securities.
Level 2

Prices determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.

Level 3

Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund's own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available.

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy.

The aggregate value by input level, as of November 30, 2008, for the Fund's investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Fund's federal tax

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service (IRS). Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 77,882
Unrealized depreciation	(655,410)
Net unrealized appreciation (depreciation)	(577,528)
Undistributed ordinary income	3,581
Capital loss carryforward	(11,913,283)

Cost for federal income tax purposes	$ 2,239,047

The tax character of distributions paid was as follows:

	November 30, 2008	November 30, 2007
Ordinary Income	$ -	$ 1,876

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $7,227,225 and $7,650,212, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .35% of the Fund's average net assets and a group fee rate that averaged 0.26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the retail class of the Fund, Aggressive Growth, as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .46% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Aggressive Growth and asset-based fees of .05% of average net assets for Class K. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. Prior to January 1, 2008, Fidelity Service Company, Inc. (FSC), also an affiliate of FMR,

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

was the transfer agent for Aggressive Growth shares. For the period, the transfer agent fees for Aggressive Growth were equivalent to an annual rate of .30% of average net assets.

For the period, the total transfer agent fees paid by each class were as follows:

Amount
Aggressive Growth	$ 8,123
Class K	5
$ 8,128

Accounting and Security Lending Fees. FSC maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $183 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 8,679	3.39%	$ 7

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $6 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds.

9. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period for which loans were outstanding amounted to $6,518. The weighted average interest rate was 2.19%. The interest expense amounted to $1 under the bank borrowing program.

10. Expense Reductions.

FMR voluntarily agreed to reimburse a portion of Aggressive Growth's operating expenses. During the period, this reimbursement reduced the class' expenses by $13. Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $475 for the period. In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $9. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Aggressive Growth	$ 78

Annual Report

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

During the period, Lehman Brothers Holdings, Inc. and certain of its affiliates (LBHI) sought protection under the insolvency laws of their jurisdictions of organization, including the United States, the United Kingdom and Japan. At the time LBHI's insolvency proceedings were instituted, the Fund had outstanding securities trades with counterparties affiliated with LBHI. As a result of the insolvency proceedings, LBHI is unable to fulfill its commitments and, in certain cases, the Fund may have terminated its trades and related agreements with the relevant entities and, where appropriate, is in the process of initiating claims for damages. FMR believes that the financial impact to the Fund relating to the terminated trades and agreements is immaterial.

In December 2006, the Independent Trustees, with the assistance of independent counsel, completed an investigation regarding gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during the period 2002 to 2004. The Independent Trustees and FMR agreed that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and was worthy of redress. Accordingly, the Independent Trustees requested, and FMR agreed to make, a payment of $42 million plus accrued interest, which equaled approximately $7.3 million, to certain Fidelity mutual funds.

In March 2008, the Trustees approved a method for allocating this payment among the funds and, in total, FMR paid the fund $1,240, which is recorded in the accompanying Statement of Operations.

In a related administrative order dated March 5, 2008, the U.S. Securities and Exchange Commission ("SEC") announced a settlement with FMR and FMR Co., Inc. (an affiliate of FMR) involving the SEC's regulatory rules for investment advisers and the improper receipt of gifts, gratuities and business entertainment. Without admitting or denying the SEC's findings, FMR agreed to pay an $8 million civil penalty to the United States Treasury.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

12. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended November 30,	2008	2007
From net realized gain
Aggressive Growth	$ -	$ 1,876

13. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended November 30,	2008 A	2007	2008 A	2007
Aggressive Growth
Shares sold	15,175	24,576	$ 278,138	$ 531,087
Conversion to Class K	(4,654)	-	(71,186)	-
Reinvestment of distributions	-	93	-	1,853
Shares redeemed	(36,661)	(62,576)	(663,872)	(1,342,877)
Net increase (decrease)	(26,140)	(37,907)	$ (456,920)	$ (809,937)
Class K
Shares sold	256	-	$ 3,671	$ -
Conversion from Aggressive Growth	4,651	-	71,186	-
Shares redeemed	(244)	-	(3,148)	-
Net increase (decrease)	4,663	-	$ 71,709	$ -

A Share transactions for Class K are for the period May 9, 2008 (commencement of sale of shares) to November 30, 2008.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Mt. Vernon Street Trust and the Shareholders of Fidelity Aggressive Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Aggressive Growth Fund (a fund of Fidelity Mt. Vernon Street Trust) at November 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Aggressive Growth Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

January 29, 2009

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for Edward C. Johnson 3d and James C. Curvey, each of the Trustees oversees 222 funds advised by FMR or an affiliate. Messrs. Johnson and Curvey oversee 381 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (78)

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (73)

 Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-
present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (60)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Currently, Mr. Dirks serves as a member of the Board of Directors for Brookville Children's Services, Inc. (2009-present).

Alan J. Lacy (55)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb (global pharmaceuticals, 2007-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Ned C. Lautenbach (64)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (64)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (64)

Year of Election or Appointment: 2005

Ms. Small is a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College and as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy. In addition, she served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (69)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, he is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (59)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (58)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment firm), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Advisory Board Member and Executive Officers**:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (64)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (39)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Walter C. Donovan (46)

Year of Election or Appointment: 2007

Vice President of Fidelity's Equity Funds. Mr. Donovan also serves as President of FMR and FMR Co., Inc., and Executive Vice President of Fidelity Investments Money Management, Inc. (2007-present). Previously, Mr. Donovan served as Executive Vice President of FMR and FMR Co., Inc. (2005-2007) and Senior Vice President of FMR (2003-2005) and FMR Co., Inc. (2004-2005).

Bruce T. Herring (43)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Group Chief Investments Officer of FMR. Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds.]

Scott C. Goebel (40)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Secretary of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

John B. McGinty, Jr. (46)

Year of Election or Appointment: 2008

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. McGinty is an employee of Fidelity Investments (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of FDC (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

Holly C. Laurent (54)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (50)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. She served as Chief Operating Officer of FPCMS from 2007 through July 2008. Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004- 2007). Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was an audit partner with PwC's investment management practice.

Kenneth A. Rathgeber (61)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005- present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present).

Bryan A. Mehrmann (47)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (41)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Robert G. Byrnes (41)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Byrnes is an employee of Fidelity Investments (2005-present). Previously, Mr. Byrnes served as Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (54)
Year of Election or Appointment: 2004 Assistant Treasurer of the Fidelity funds. Mr. Lydecker is an employee of Fidelity Investments.
Paul M. Murphy (61)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (50)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on June 18, 2008. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of Votes	% of Votes
James C. Curvey
Affirmative	17,225,894,455.97	93.775
Withheld	1,143,576,838.95	6.225
TOTAL	18,369,471,294.92	100.000
Dennis J. Dirks
Affirmative	17,293,993,357.36	94.145
Withheld	1,075,477,937.56	5.855
TOTAL	18,369,471,294.92	100.000
Edward C. Johnson 3d
Affirmative	17,177,993,463.99	93.514
Withheld	1,191,477,830.93	6.486
TOTAL	18,369,471,294.92	100.000
Alan J. Lacy
Affirmative	17,280,786,578.16	94.073
Withheld	1,088,684,716.76	5.927
TOTAL	18,369,471,294.92	100.000
Ned C. Lautenbach
Affirmative	17,275,050,964.62	94.042
Withheld	1,094,420,330.30	5.958
TOTAL	18,369,471,294.92	100.000
Joseph Mauriello
Affirmative	17,289,869,110.18	94.123
Withheld	1,079,602,184.74	5.877
TOTAL	18,369,471,294.92	100.000
Cornelia M. Small
Affirmative	17,277,424,534.41	94.055
Withheld	1,092,046,760.51	5.945
TOTAL	18,369,471,294.92	100.000
	# of Votes	% of Votes
William S. Stavropoulos
Affirmative	17,208,188,881.25	93.678
Withheld	1,161,282,413.67	6.322
TOTAL	18,369,471,294.92	100.000
David M. Thomas
Affirmative	17,300,605,112.82	94.181
Withheld	1,068,866,182.10	5.819
TOTAL	18,369,471,294.92	100.000
Michael E. Wiley
Affirmative	17,286,179,501.56	94.103
Withheld	1,083,291,793.36	5.897
TOTAL	18,369,471,294.92	100.000
PROPOSAL 2
To amend the Declaration of Trust to reduce the required quorum for future shareholder meetings.A
	# of Votes	% of Votes
Affirmative	13,315,613,624.71	72.488
Against	3,865,535,580.46	21.043
Abstain	915,660,441.98	4.985
Broker Non-Votes	272,661,647.77	1.484
TOTAL	18,369,471,294.92	100.000

A Denotes trust-wide proposal and voting results.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Aggressive Growth Fund (To be renamed Fidelity Growth Strategies Fund effective January 2009)

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2008 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved agreements with foreign sub-advisers Fidelity Management & Research (Japan) Inc. and Fidelity Management & Research (Hong Kong) Limited, as well as amendments to the fund's agreement with Fidelity Management & Research (U.K.) Inc.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board further considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fees on Fidelity's Institutional Money Market Funds and launching Class IV and Institutional Class of certain of these funds; (iii) reducing the transfer agent fees for the Fidelity Select Portfolios and Investor Class of the VIP funds; and (iv) launching Class K of 29 equity funds as a lower-fee class available to certain employer-sponsored retirement plans.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance, as well as the fund's relative investment performance measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2007, the fund's cumulative total returns, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. (The fund did not offer Class K as of December 31, 2007.) The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below each chart corresponds to the percentile box and represents the percentage of funds in the peer group whose performance was equal to or lower than that of the fund.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Aggressive Growth Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of the fund was in the second quartile for the one- and three-year periods and the third quartile for the five-year period. The Board also stated that the investment performance of the fund compared favorably to its benchmark for the one- and three-year periods, although the fund's five-year cumulative total return was lower than its benchmark.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 16% means that 84% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Aggressive Growth Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2007. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

In connection with the renewal of the fund's management contract, the Board also approved non-material amendments to the fund's management contract to clarify certain provisions regarding the calculation of the fund's performance adjustment.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of the fund's total expenses, the Board considered the fund's management fee as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund"s performance adjustment. As part of its review, the Board also considered current and historical total expenses of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

Annual Report

The Board noted that the fund's total expenses ranked below its competitive median for 2007.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the fund's total expenses were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's fund profitability methodology, the profitability of certain fund service providers, and profitability trends for certain funds; (iv) Fidelity's compensation structure for portfolio managers and key personnel, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (v) Fidelity's fee structures and rationale for recommending different fees among categories of funds; and (vi) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

For mutual fund and brokerage trading.

For quotes.*

For account balances and holdings.

To review orders and mutual
fund activity.

To change your PIN.

To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

15445 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
Brea, CA

1411 Chapin Avenue
Burlingame, CA

851 East Hamilton Avenue
Campbell, CA

19200 Von Karman Avenue
Irvine, CA

601 Larkspur Landing Circle
Larkspur, CA

2000 Avenue of the Stars
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73-575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

123 South Lake Avenue
Pasadena, CA

16656 Bernardo Ctr. Drive
Rancho Bernardo, CA

1220 Roseville Parkway
Roseville, CA

1740 Arden Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

11943 El Camino Real
San Diego, CA

8 Montgomery Street
San Francisco, CA

3793 State Street
Santa Barbara, CA

1200 Wilshire Boulevard
Santa Monica, CA

398 West El Camino Real
Sunnyvale, CA

111 South Westlake Blvd
Thousand Oaks, CA

21701 Hawthorne Boulevard
Torrance, CA

2001 North Main Street
Walnut Creek, CA

6326 Canoga Avenue
Woodland Hills, CA

Colorado

281 East Flatiron Circle
Broomfield, CO

1625 Broadway
Denver, CO

9185 Westview Road
Lone Tree, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

Delaware

400 Delaware Avenue
Wilmington, DE

Florida

175 East Altamonte Drive
Altamonte Springs, FL

4400 N. Federal Highway
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

4671 Town Center Parkway
Jacksonville, FL

8880 Tamiami Trail, North
Naples, FL

230 Royal Palm Way
Palm Beach, FL

3501 PGA Boulevard
Palm Beach Gardens, FL

3550 Tamiami Trail, South
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

2465 State Road 7
Wellington, FL

Georgia

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

401 North Michigan Avenue
Chicago, IL

One Skokie Valley Road
Highland Park, IL

1415 West 22nd Street
Oak Brook, IL

15105 S LaGrange Road
Orland Park, IL

1572 East Golf Road
Schaumburg, IL

Indiana

4729 East 82nd Street
Indianapolis, IN

8480 Keystone Crossing
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7315 Wisconsin Avenue
Bethesda, MD

610 York Road
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

238 Main Street
Cambridge, MA

200 Endicott Street
Danvers, MA

Annual Report

405 Cochituate Road
Framingham, MA

551 Boston Turnpike
Shrewsbury, MA

Michigan

500 E. Eisenhower Pkwy.
Ann Arbor, MI

280 Old N. Woodward Ave.
Birmingham, MI

30200 Northwestern Hwy.
Farmington Hills, MI

43420 Grand River Avenue
Novi, MI

Minnesota

7740 France Avenue South
Edina, MN

8342 3rd Street North
Oakdale, MN

Missouri

1524 South Lindbergh Blvd.
St. Louis, MO

Nevada

2225 Village Walk Drive
Henderson, NV

New Jersey

501 Route 73 South
Marlton, NJ

150 Essex Street
Millburn, NJ

35 Morris Street
Morristown, NJ

396 Route 17, North
Paramus, NJ

3518 Route 1 North
Princeton, NJ

530 Broad Street
Shrewsbury, NJ

New Mexico

2261 Q Street NE
Albuquerque, NM

New York

1130 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

980 Madison Avenue
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

200 Fifth Avenue
New York, NY

733 Third Avenue
New York, NY

11 Penn Plaza
New York, NY

2070 Broadway
New York, NY

1075 Northern Blvd.
Roslyn, NY

799 Central Park Avenue
Scarsdale, NY

North Carolina

4611 Sharon Road
Charlotte, NC

7011 Fayetteville Road
Durham, NC

Ohio

3805 Edwards Road
Cincinnati, OH

1324 Polaris Parkway
Columbus, OH

1800 Crocker Road
Westlake, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

7493 SW Bridgeport Road
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

10 Memorial Boulevard
Providence, RI

Tennessee

3018 Peoples Street
Johnson City, TN

7628 West Farmington Blvd.
Germantown, TN

2035 Mallory Lane
Franklin, TN

Texas

10000 Research Boulevard
Austin, TX

4001 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

6560 Fannin Street
Houston, TX

1701 Lake Robbins Drive
The Woodlands, TX

6500 N. MacArthur Blvd.
Irving, TX

6005 West Park Boulevard
Plano, TX

14100 San Pedro
San Antonio, TX

1576 East Southlake Blvd.
Southlake, TX

Utah

279 West South Temple
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

Washington

10500 NE 8th Street
Bellevue, WA

1518 6th Avenue
Seattle, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

16020 West Bluemound Road
Brookfield, WI

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

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Annual Report

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FEG-K-UANN-0109
1.863025.100

Fidelity®
Growth Company
Fund

Annual Report

November 30, 2008

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Turmoil has been the watchword for the world's securities markets in 2008, with domestic and international stocks down sharply amid the global credit squeeze. A flight to quality boosted returns for U.S. Treasuries, one of the few asset classes with positive results heading into the latter stages of the year. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended November 30, 2008	Past 1 year	Past 5 years	Past 10 years
Growth Company	-43.15%	-0.72%	2.02%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Growth Company, a class of the fund, on November 30, 1998. The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Growth Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Steven Wymer, Portfolio Manager of Fidelity® Growth Company Fund

Equity markets dropped sharply during the 12 months ending November 30, 2008, as home values fell, credit availability decreased and liquidity became increasingly scarce. In that time, the Standard & Poor's 500SM Index fell 38.09%. All 10 sectors in the S&P 500® were negative, led by a nearly 58% decline in financials. Beginning in September, the U.S. economy spiraled downward, as several large financial institutions went bankrupt, were forced into acquisitions or were taken over by the federal government. The Federal Reserve Board facilitated many of these and other transactions, and also lowered the federal funds target rate twice in October - on top of five other rate cuts during the year - leaving it at 1.00% at period end. The stock market continued to perform erratically, however, as unemployment levels rose, energy prices dropped and consumer confidence waned. The Dow Jones Industrial AverageSM declined 32.11% for the 12-month period, while the technology-heavy NASDAQ Composite® Index dropped 41.80%. By comparison, the MSCI® EAFE® Index (Europe, Australasia, Far East) - a measure of developed markets outside the U.S. and Canada - tumbled 47.70%.

Growth Company's Retail Class shares fell 43.15% for the year, underperforming the Russell 3000® Growth Index, which declined 39.86%. Unfavorable stock selection in the information technology and health care sectors was where a good deal of the underperformance resided, although an overweighting in health care, a generally defensive area, and a few good picks in that sector limited some of the downside. Favorable picks in energy and materials also helped. Among the biggest detractors from our performance relative to the index were stocks that had previously done quite well for the fund, including Irish biopharmaceutical firm Elan, an out-of-index holding; Internet search leader Google; virtualization software developer VMware; and Japanese video game maker Nintendo, also an out-of-index holding. Stocks that contributed to our relative results included drug maker Celgene, whose medications for various forms of cancer showed continued sales growth; Monsanto, which benefited from solid agricultural demand for its genetically modified seeds; and Hess, the integrated oil company, which benefited from rising oil prices early in the 12-month period.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2008 to November 30, 2008).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio	Beginning Account Value June 1, 2008	Ending Account Value November 30, 2008	Expenses Paid During Period* June 1, 2008 to November 30, 2008
Growth Company	.99%
Actual		$ 1,000.00	$ 578.60	$ 3.91
Hypothetical A		$ 1,000.00	$ 1,020.05	$ 5.00
Class K	.81%
Actual		$ 1,000.00	$ 579.20	$ 3.20
Hypothetical A		$ 1,000.00	$ 1,020.95	$ 4.09

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of November 30, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Nintendo Co. Ltd.	4.5	6.3
Celgene Corp.	3.9	3.2
Wal-Mart Stores, Inc.	3.2	2.1
Apple, Inc.	2.9	2.6
QUALCOMM, Inc.	2.6	1.1
Google, Inc. Class A (sub. vtg.)	2.5	3.8
Monsanto Co.	2.4	2.9
Southwestern Energy Co.	1.8	0.1
Visa, Inc.	1.7	1.1
Philip Morris International, Inc.	1.7	0.8
	27.2
Top Five Market Sectors as of November 30, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	29.7	35.1
Health Care	24.4	21.7
Consumer Staples	13.6	8.5
Energy	10.8	13.6
Consumer Discretionary	6.4	5.1
Asset Allocation (% of fund's net assets)
As of November 30, 2008 *		As of May 31, 2008 **
	Stocks 99.4%		Stocks 99.5%
	Convertible Securities 0.2%		Convertible Securities 0.1%
	Short-Term Investments and Net Other Assets 0.4%		Short-Term Investments and Net Other Assets 0.4%
* Foreign investments	10.8%	** Foreign investments	17.4%

Annual Report

Investments November 30, 2008

Showing Percentage of Net Assets

Common Stocks - 99.4%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 6.4%
Auto Components - 0.0%
Johnson Controls, Inc.	350,000	$ 6,181
Diversified Consumer Services - 0.2%
Coinstar, Inc. (a)(e)	2,491,748	46,247
Hotels, Restaurants & Leisure - 2.0%
Buffalo Wild Wings, Inc. (a)(d)(e)	1,782,200	40,919
McDonald's Corp.	5,835,000	342,806
Panera Bread Co. Class A (a)(d)	660,000	29,330
Starbucks Corp. (a)	3,873,400	34,589
Starwood Hotels & Resorts Worldwide, Inc.	300,000	5,058
		452,702
Household Durables - 0.0%
Tupperware Brands Corp.	50,000	984
Internet & Catalog Retail - 0.6%
Amazon.com, Inc. (a)	2,995,000	127,887
Leisure Equipment & Products - 0.4%
Hasbro, Inc.	3,275,000	87,770
Media - 0.6%
Comcast Corp. Class A	4,197,500	72,785
Morningstar, Inc. (a)(d)	600,000	19,320
News Corp. Class A	1,555,000	12,285
The Walt Disney Co.	84,500	1,903
Time Warner, Inc.	2,701,950	24,453
		130,746
Multiline Retail - 0.8%
Dollar Tree, Inc. (a)	1,050,000	44,478
Kohl's Corp. (a)	1,315,000	42,948
Nordstrom, Inc.	260,000	2,956
Target Corp.	2,740,000	92,502
		182,884
Specialty Retail - 1.3%
Bed Bath & Beyond, Inc. (a)	25,000	507
Best Buy Co., Inc.	1,842,500	38,158
Gap, Inc.	617,825	8,044
Home Depot, Inc.	2,970,000	68,637
Lowe's Companies, Inc.	3,440,800	71,087
Staples, Inc.	4,325,602	75,092
Urban Outfitters, Inc. (a)	1,540,000	27,982
		289,507
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Textiles, Apparel & Luxury Goods - 0.5%
Coach, Inc. (a)	187,200	$ 3,351
Hanesbrands, Inc. (a)	1,425,000	18,411
Lululemon Athletica, Inc. (a)(d)(e)	5,529,450	54,299
NIKE, Inc. Class B	579,000	30,832
		106,893
TOTAL CONSUMER DISCRETIONARY		1,431,801
CONSUMER STAPLES - 13.6%
Beverages - 2.6%
Dr Pepper Snapple Group, Inc. (a)	6,115,000	98,696
PepsiCo, Inc.	4,856,640	275,371
The Coca-Cola Co.	4,417,500	207,048
		581,115
Food & Staples Retailing - 5.0%
Costco Wholesale Corp.	2,005,800	103,239
CVS Caremark Corp.	3,012,780	87,160
Kroger Co.	4,065,000	112,438
Safeway, Inc.	375,000	8,175
Sysco Corp.	338,200	7,931
Wal-Mart Stores, Inc.	12,885,300	720,031
Walgreen Co.	2,440,000	60,366
Whole Foods Market, Inc. (d)	750,000	7,935
		1,107,275
Food Products - 2.3%
Archer Daniels Midland Co. (d)	3,200,000	87,616
Cadbury PLC	4,300,000	36,409
Campbell Soup Co.	1,870,000	59,934
Cosan Ltd. Class A (a)	10,683,455	32,798
Dean Foods Co. (a)	75,000	1,092
General Mills, Inc.	1,232,800	77,876
Groupe Danone	1,155,000	66,606
Hershey Co.	905,000	32,580
Kellogg Co.	1,590,000	69,054
Kraft Foods, Inc. Class A	846,065	23,021
McCormick & Co., Inc. (non-vtg.)	365,000	10,866
Smithfield Foods, Inc. (a)(d)	1,030,000	7,014
Tyson Foods, Inc. Class A	2,250,000	15,098
		519,964
Common Stocks - continued
	Shares	Value (000s)
CONSUMER STAPLES - continued
Household Products - 1.4%
Clorox Co.	570,000	$ 33,721
Colgate-Palmolive Co.	670,000	43,597
Procter & Gamble Co.	3,724,483	239,670
		316,988
Personal Products - 0.1%
Avon Products, Inc.	1,355,000	28,591
Tobacco - 2.2%
Altria Group, Inc.	7,775,380	125,028
Philip Morris International, Inc.	8,950,380	377,348
		502,376
TOTAL CONSUMER STAPLES		3,056,309
ENERGY - 10.8%
Energy Equipment & Services - 1.3%
Baker Hughes, Inc.	537,400	18,718
Diamond Offshore Drilling, Inc.	627,900	46,339
FMC Technologies, Inc. (a)	925,000	25,410
Schlumberger Ltd. (NY Shares)	1,489,000	75,552
Transocean, Inc. (a)	765,668	51,208
Weatherford International Ltd. (a)	6,145,480	78,478
		295,705
Oil, Gas & Consumable Fuels - 9.5%
Anadarko Petroleum Corp.	2,380,000	97,699
Apache Corp.	630,000	48,699
Cameco Corp.	2,900,000	51,802
Chesapeake Energy Corp.	11,950,000	205,301
Devon Energy Corp.	2,590,000	187,361
EnCana Corp.	3,035,000	146,855
EOG Resources, Inc.	3,040,000	258,461
Exxon Mobil Corp.	1,940,000	155,491
Forest Oil Corp. (a)	670,000	11,692
Hess Corp.	3,645,000	196,976
Newfield Exploration Co. (a)	3,230,000	72,933
Noble Energy, Inc.	850,000	44,438
Peabody Energy Corp.	50,000	1,172
Petrohawk Energy Corp. (a)	3,774,413	65,939
Range Resources Corp.	2,448,689	101,547
SandRidge Energy, Inc.	3,525,000	31,232
Southwestern Energy Co. (a)	11,957,461	410,978
Common Stocks - continued
	Shares	Value (000s)
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Ultra Petroleum Corp. (a)	725,000	$ 29,457
Valero Energy Corp.	5,000	92
Williams Companies, Inc.	1,055,000	17,112
		2,135,237
TOTAL ENERGY		2,430,942
FINANCIALS - 4.3%
Capital Markets - 1.0%
Charles Schwab Corp.	8,539,975	156,538
Franklin Resources, Inc.	520,000	31,590
Goldman Sachs Group, Inc.	195,000	15,403
Jefferies Group, Inc. (d)	380,000	4,727
Knight Capital Group, Inc. Class A (a)	490,000	8,110
		216,368
Commercial Banks - 0.9%
PNC Financial Services Group, Inc.	900,000	47,493
Signature Bank, New York (a)(e)	2,349,284	70,009
Wells Fargo & Co.	2,550,000	73,670
		191,172
Consumer Finance - 1.3%
American Express Co.	2,392,548	55,770
Discover Financial Services (d)	23,106,236	236,377
		292,147
Diversified Financial Services - 1.1%
Bank of America Corp.	4,527,100	73,565
BM&F BOVESPA SA	26,033,972	57,741
Bolsa Mexicana de Valores SA de CV	1,450,000	858
Citigroup, Inc.	2,920,000	24,207
JPMorgan Chase & Co.	2,985,000	94,505
		250,876
Insurance - 0.0%
Prudential Financial, Inc.	233,000	5,056
TOTAL FINANCIALS		955,619
HEALTH CARE - 24.2%
Biotechnology - 13.2%
Acadia Pharmaceuticals, Inc. (a)(d)(e)	3,708,758	4,747
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Biotechnology - continued
Acorda Therapeutics, Inc. (a)(e)	3,038,226	$ 55,053
Affymax, Inc. (a)(e)	1,255,000	14,621
Alexion Pharmaceuticals, Inc. (a)(d)(e)	7,768,450	261,486
Alkermes, Inc. (a)(d)(e)	10,182,261	75,145
Alnylam Pharmaceuticals, Inc. (a)(e)	3,865,109	70,461
Amgen, Inc. (a)	687,605	38,190
Amylin Pharmaceuticals, Inc. (a)(d)(e)	13,723,660	101,692
Array Biopharma, Inc. (a)(d)(e)	4,753,070	17,967
Biogen Idec, Inc. (a)	699,164	29,582
Celera Corp. (a)(e)	9,579,848	93,308
Celgene Corp. (a)	16,571,744	863,388
Cepheid, Inc. (a)(d)	2,838,175	38,542
Cougar Biotechnology, Inc. (a)(d)	1,044,042	25,266
CV Therapeutics, Inc. (a)(d)(e)	6,091,083	55,185
Genentech, Inc. (a)	2,910,800	222,967
Genzyme Corp. (a)	520,000	33,290
Gilead Sciences, Inc. (a)	1,700,000	76,143
GTx, Inc. (a)(d)(e)	2,536,335	37,462
Human Genome Sciences, Inc. (a)(d)(e)	8,874,010	15,352
Immunomedics, Inc. (a)(e)	6,102,700	10,863
InterMune, Inc. (a)(d)(e)	3,910,217	45,007
Isis Pharmaceuticals, Inc. (a)(d)(e)	9,700,131	111,261
Myriad Genetics, Inc. (a)	1,349,248	79,983
ONYX Pharmaceuticals, Inc. (a)	30,000	843
OREXIGEN Therapeutics, Inc. (a)(d)(e)	2,722,357	19,029
Pharmasset, Inc. (a)(e)	1,750,000	28,823
Regeneron Pharmaceuticals, Inc. (a)(d)(e)	5,688,948	87,951
Rigel Pharmaceuticals, Inc. (a)(d)(e)	3,647,256	27,063
Seattle Genetics, Inc. (a)(e)	7,964,386	68,972
Sunesis Pharmaceuticals, Inc. (a)(e)	3,156,200	1,988
Transition Therapeutics, Inc. (a)(e)	2,332,446	5,850
Trubion Pharmaceuticals, Inc. (a)(d)(e)	1,775,000	2,361
Vertex Pharmaceuticals, Inc. (a)(d)(e)	13,648,067	335,606
		2,955,447
Health Care Equipment & Supplies - 2.9%
Alcon, Inc.	40,000	3,192
Baxter International, Inc.	2,455,000	129,870
Becton, Dickinson & Co.	22,900	1,455
Covidien Ltd.	2,740,000	100,969
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Health Care Equipment & Supplies - continued
Cyberonics, Inc. (a)	19,700	$ 270
Gen-Probe, Inc. (a)(e)	3,149,463	116,058
Insulet Corp. (a)(d)	1,291,400	6,315
Medtronic, Inc.	2,404,964	73,400
NuVasive, Inc. (a)	1,764,531	60,788
St. Jude Medical, Inc. (a)	834,200	23,383
Thoratec Corp. (a)(e)	5,462,365	136,723
		652,423
Health Care Providers & Services - 0.8%
Cardinal Health, Inc.	1,360,000	44,227
Laboratory Corp. of America Holdings (a)	35,000	2,218
McKesson Corp.	1,110,000	38,783
Medco Health Solutions, Inc. (a)	1,412,720	59,334
UnitedHealth Group, Inc.	2,031,400	42,680
		187,242
Life Sciences Tools & Services - 1.2%
Bruker BioSciences Corp. (a)	2,215,000	10,411
Exelixis, Inc. (a)(d)(e)	10,555,134	32,615
Illumina, Inc. (a)(d)(e)	9,803,130	215,767
		258,793
Pharmaceuticals - 6.1%
Abbott Laboratories	2,691,500	141,008
Allergan, Inc.	545,000	20,536
ARYx Therapeutics, Inc.	345,298	656
Auxilium Pharmaceuticals, Inc. (a)(d)(e)	4,034,941	87,881
Bristol-Myers Squibb Co.	1,654,700	34,252
Dr. Reddy's Laboratories Ltd. sponsored ADR	800,000	7,096
Elan Corp. PLC sponsored ADR (a)(d)	47,447,912	297,498
Eli Lilly & Co.	155,000	5,293
Johnson & Johnson	2,288,300	134,049
Map Pharmaceuticals, Inc. (a)	925,000	4,255
Merck & Co., Inc.	1,270,100	33,937
Novartis AG sponsored ADR	625,000	29,325
Schering-Plough Corp.	1,587,600	26,688
Sepracor, Inc. (a)(e)	11,170,129	131,361
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Pharmaceuticals - continued
Teva Pharmaceutical Industries Ltd. sponsored ADR	2,925,000	$ 126,214
Wyeth	7,665,200	276,024
		1,356,073
TOTAL HEALTH CARE		5,409,978
INDUSTRIALS - 5.8%
Aerospace & Defense - 1.3%
Honeywell International, Inc.	415,000	11,562
Lockheed Martin Corp.	2,040,100	157,312
Raytheon Co.	2,265,000	110,532
The Boeing Co.	520,000	22,168
		301,574
Air Freight & Logistics - 0.3%
United Parcel Service, Inc. Class B	1,049,800	60,468
Airlines - 1.8%
Continental Airlines, Inc. Class B (a)	2,775,000	40,737
Delta Air Lines, Inc. (a)	4,067,125	35,831
JetBlue Airways Corp. (a)(e)	26,832,743	140,604
Ryanair Holdings PLC sponsored ADR (a)	20,000	525
Ryanair Holdings PLC warrants (UBS Warrant Programme) 2/25/10 (a)	3,230,000	24,204
Southwest Airlines Co.	14,058,515	121,606
UAL Corp.	2,704,625	30,427
		393,934
Commercial Services & Supplies - 0.0%
Cintas Corp.	445,000	10,689
EnergySolutions, Inc.	11,400	52
		10,741
Construction & Engineering - 0.2%
Fluor Corp. (d)	810,000	36,887
Electrical Equipment - 0.9%
American Superconductor Corp. (a)(d)	480,000	6,283
First Solar, Inc. (a)(d)	1,332,090	166,298
Sunpower Corp. Class B (a)(d)	1,131,775	29,449
		202,030
Industrial Conglomerates - 0.3%
3M Co.	70,000	4,685
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Industrial Conglomerates - continued
General Electric Co.	3,490,000	$ 59,923
McDermott International, Inc. (a)	875,000	8,531
		73,139
Machinery - 0.2%
Caterpillar, Inc.	410,000	16,806
Danaher Corp.	310,000	17,248
Deere & Co.	140,000	4,873
ITT Corp.	20,000	837
		39,764
Road & Rail - 0.8%
Burlington Northern Santa Fe Corp.	875,000	67,034
CSX Corp.	475,000	17,689
Norfolk Southern Corp.	925,000	45,760
Union Pacific Corp.	820,000	41,033
		171,516
TOTAL INDUSTRIALS		1,290,053
INFORMATION TECHNOLOGY - 29.7%
Communications Equipment - 4.8%
Cisco Systems, Inc. (a)	13,252,600	219,198
Corning, Inc.	2,013,000	18,137
Infinera Corp. (a)(d)(e)	9,178,493	89,582
Juniper Networks, Inc. (a)	1,410,000	24,506
QUALCOMM, Inc.	17,463,400	586,246
Research In Motion Ltd. (a)	2,202,800	96,817
Riverbed Technology, Inc. (a)	170,664	1,603
Sonus Networks, Inc. (a)(d)(e)	19,135,720	29,660
		1,065,749
Computers & Peripherals - 4.4%
Apple, Inc. (a)	7,110,959	658,973
Hewlett-Packard Co.	2,260,000	79,733
International Business Machines Corp.	899,800	73,424
NetApp, Inc. (a)	2,807,208	37,897
Palm, Inc. (d)(e)	10,970,895	26,220
SanDisk Corp. (a)	105,000	840
Sun Microsystems, Inc. (a)	449,125	1,424
Synaptics, Inc. (a)(d)(e)	4,627,623	101,669
		980,180
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Components - 0.2%
Agilent Technologies, Inc. (a)	70,000	$ 1,318
Mellanox Technologies Ltd. (a)(e)	3,023,300	22,372
Trimble Navigation Ltd. (a)	140,000	2,850
Universal Display Corp. (a)(d)(e)	3,595,445	26,211
		52,751
Internet Software & Services - 3.1%
Akamai Technologies, Inc. (a)	305,000	3,742
eBay, Inc. (a)	1,472,200	19,330
Google, Inc. Class A (sub. vtg.) (a)	1,937,448	567,595
Internet Capital Group, Inc. (a)(e)	3,850,000	14,168
Omniture, Inc. (a)	204,881	2,037
VeriSign, Inc. (a)	640,000	13,818
Yahoo!, Inc. (a)	7,266,340	83,636
		704,326
IT Services - 2.6%
Cognizant Technology Solutions Corp. Class A (a)	1,734,716	33,307
Hewitt Associates, Inc. Class A (a)	2,115,000	60,447
MasterCard, Inc. Class A	200,000	29,060
The Western Union Co.	1,360,000	18,047
Total System Services, Inc.	2,620,659	37,397
VeriFone Holdings, Inc. (a)(d)(e)	4,810,000	19,769
Visa, Inc.	7,489,100	393,627
		591,654
Semiconductors & Semiconductor Equipment - 4.4%
Applied Materials, Inc.	6,350,400	60,837
ASML Holding NV (NY Shares)	648,888	9,947
Atheros Communications, Inc. (a)(d)(e)	5,982,642	87,347
Atheros Communications, Inc. (a)(e)(f)	1,741,486	25,426
Broadcom Corp. Class A (a)	3,115,000	47,691
Cree, Inc. (a)(d)(e)	8,966,131	142,382
Cypress Semiconductor Corp. (a)(d)(e)	15,976,000	59,590
FEI Co. (a)(d)	1,813,100	36,842
Intel Corp.	15,360,800	211,979
International Rectifier Corp. (a)	2,455,000	28,699
KLA-Tencor Corp. (d)	510,000	9,593
Linear Technology Corp.	625,800	12,485
Marvell Technology Group Ltd. (a)	1,198,310	6,950
NVIDIA Corp. (a)	2,585,000	19,310
Power Integrations, Inc. (e)	2,961,308	54,192
Rambus, Inc. (a)(d)(e)	10,533,000	108,595
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
Rubicon Technology, Inc. (d)(e)	2,061,630	$ 9,401
Samsung Electronics Co. Ltd.	50,000	16,542
Texas Instruments, Inc.	971,000	15,118
Volterra Semiconductor Corp. (a)(e)	1,325,000	9,911
Xilinx, Inc.	550,000	8,998
		981,835
Software - 10.2%
Activision Blizzard, Inc. (a)	2,550,000	29,835
Adobe Systems, Inc. (a)	843,236	19,529
Citrix Systems, Inc. (a)(d)	665,000	17,729
Electronic Arts, Inc. (a)	1,360,000	25,922
Microsoft Corp.	18,025,000	364,466
Nintendo Co. Ltd.	3,262,613	1,013,749
Oracle Corp. (a)	2,925,000	47,063
Red Hat, Inc. (a)(e)	17,997,391	166,476
Salesforce.com, Inc. (a)(d)(e)	12,099,994	346,302
SuccessFactors, Inc. (d)(e)	5,578,319	34,586
Symantec Corp. (a)	2,725,800	32,791
TiVo, Inc. (a)(d)(e)	10,218,629	51,298
VMware, Inc. Class A (a)(d)	6,467,533	125,147
		2,274,893
TOTAL INFORMATION TECHNOLOGY		6,651,388
MATERIALS - 4.0%
Chemicals - 3.5%
Minerals Technologies, Inc. (e)	1,927,580	90,500
Monsanto Co.	6,894,978	546,082
OM Group, Inc. (a)(e)	2,360,000	46,563
Potash Corp. of Saskatchewan, Inc.	1,101,200	71,223
PPG Industries, Inc.	475,000	20,862
The Mosaic Co.	485,000	14,720
		789,950
Metals & Mining - 0.5%
Barrick Gold Corp. (d)	2,574,000	78,299
Common Stocks - continued
	Shares	Value (000s)
MATERIALS - continued
Metals & Mining - continued
Freeport-McMoRan Copper & Gold, Inc. Class B	800,000	$ 19,192
Nucor Corp.	540,000	19,267
		116,758
TOTAL MATERIALS		906,708
TELECOMMUNICATION SERVICES - 0.2%
Diversified Telecommunication Services - 0.2%
AT&T, Inc.	1,690,000	48,266
Level 3 Communications, Inc. (a)(d)	5,850,000	5,501
		53,767
UTILITIES - 0.4%
Electric Utilities - 0.3%
Exelon Corp.	1,115,000	62,674
Independent Power Producers & Energy Traders - 0.0%
Ormat Technologies, Inc.	380,000	11,438
Water Utilities - 0.1%
American Water Works Co., Inc.	750,000	15,210
TOTAL UTILITIES		89,322
TOTAL COMMON STOCKS (Cost $27,614,819)		22,275,887
Convertible Preferred Stocks - 0.2%

HEALTH CARE - 0.2%
Biotechnology - 0.1%
Pacific Biosciences of California, Inc. 8.00% (a)(f)	714,286	5,000
Perlegen Sciences, Inc. Series D, 8.00% (f)	12,820,512	25,641
		30,641
Pharmaceuticals - 0.1%
Concert Pharmaceuticals, Inc. Series C, 6.00% (f)	4,000,000	10,000
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $35,000)		40,641
Money Market Funds - 2.1%
	Shares	Value (000s)
Fidelity Cash Central Fund, 1.29% (b)	57,295,246	$ 57,295
Fidelity Securities Lending Cash Central Fund, 1.11% (b)(c)	412,362,190	412,362
TOTAL MONEY MARKET FUNDS (Cost $469,657)		469,657
TOTAL INVESTMENT PORTFOLIO - 101.7% (Cost $28,119,476)		22,786,185
NET OTHER ASSETS - (1.7)%		(391,688)
NET ASSETS - 100%		$ 22,394,497
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company

(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $66,067,000 or 0.3% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Atheros Communications, Inc.	4/18/01	$ 15,000
Concert Pharmaceuticals, Inc. Series C, 6.00%	4/25/08	$ 10,000
Pacific Biosciences of California, Inc. 8.00%	7/11/08	$ 5,000
Perlegen Sciences, Inc. Series D, 8.00%	2/23/05	$ 20,000
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 3,733
Fidelity Securities Lending Cash Central Fund	31,615
Total	$ 35,348
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliates (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Acadia Pharmaceuticals, Inc.	$ 39,300	$ 1,792	$ 498	$ -	$ 4,747
Acorda Therapeutics, Inc.	-	80,271	-	-	55,053
Affymax, Inc.	31,952	-	-	-	14,621
Affymetrix, Inc.	143,047	977	73,598	-	-
Alexion Pharmaceuticals, Inc.	270,064	12,042	-	-	261,486
Alkermes, Inc.	145,199	-	-	-	75,145
Alnylam Pharmaceuticals, Inc.	12,552	111,674	-	-	70,461
American Superconductor Corp.	75,075	42,716	71,304	-	-
Amylin Pharmaceuticals, Inc.	514,819	8,434	1,545	-	101,692
Array Biopharma, Inc.	52,030	317	-	-	17,967
Atheros Communications, Inc.	167,445	8,449	-	-	87,347
Atheros Communications, Inc. (restricted)	51,356	-	-	-	25,426
Auxilium Pharmaceuticals, Inc.	-	133,359	15,230	-	87,881
Blackboard, Inc.	93,335	-	78,780	-	-
BladeLogic, Inc.	37,853	25,748	76,219	-	-
Blue Coat Systems, Inc.	106,638	-	77,637	-	-
Buffalo Wild Wings, Inc.	-	57,176	-	-	40,919
Callaway Golf Co.	97,496	6,920	81,115	1,075	-
Affiliates (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Celera Corp.	$ 144,847	$ -	$ -	$ -	$ 93,308
Celgene Corp.	1,686,270	-	605,594	-	-
Coinstar, Inc.	-	86,166	-	-	46,247
Continental Airlines, Inc. Class B	-	207,489	121,905	-	-
Cosan Ltd. Class A	61,799	61,150	-	-	-
Cree, Inc.	209,972	8,092	-	-	142,382
CV Therapeutics, Inc.	51,892	1,021	-	-	55,185
Cypress Semiconductor Corp.	530,723	-	-	-	59,590
Exelixis, Inc.	91,145	735	-	-	32,615
F5 Networks, Inc.	135,520	-	116,715	-	-
FEI Co.	46,410	-	878	-	-
Gen-Probe, Inc.	282,856	27,328	67,701	-	116,058
GTx, Inc.	32,999	3,965	-	-	37,462
Human Genome Sciences, Inc.	83,009	23,714	16,686	-	15,352
Illumina, Inc.	178,053	138,389	-	-	215,767
Immunomedics, Inc.	13,792	-	-	-	10,863
Infinera Corp.	92,112	76,249	427	-	89,582
InterMune, Inc.	63,299	750	566	-	45,007
Internet Capital Group, Inc.	43,005	-	-	-	14,168
Isis Pharmaceuticals, Inc.	151,242	17,009	-	-	111,261
JetBlue Airways Corp.	126,022	53,123	4,835	-	140,604
Lululemon Athletica, Inc.	126,886	61,988	-	-	54,299
MDRNA, Inc.	-	-	821	-	-
Mellanox Technologies Ltd.	53,633	-	-	-	22,372
Minerals Technologies, Inc.	128,955	-	-	386	90,500
Myriad Genetics, Inc.	192,523	-	126,492	-	-
Nastech Pharmactcl Co., Inc.(OLD)	9,808	-	-	-	-
OM Group, Inc.	63,889	72,605	-	-	46,563
Omniture, Inc.	90,056	-	63,546	-	-
OREXIGEN Therapeutics, Inc.	14,523	19,244	-	-	19,029
Palm, Inc.	68,591	5,452	-	-	26,220
Pharmasset, Inc.	-	35,147	-	-	28,823
Power Integrations, Inc.	86,294	2,540	-	74	54,192
Rambus, Inc.	158,804	65,123	7,535	-	108,595
Red Hat, Inc.	228,076	133,164	7,372	-	166,476
Affiliates (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Regeneron Pharmaceuticals, Inc.	$ 139,151	$ -	$ 11,773	$ -	$ 87,951
Rigel Pharmaceuticals, Inc.	21,587	13,662	-	-	27,063
Riverbed Technology, Inc.	199,958	-	79,788	-	-
Rubicon Technology, Inc.	24,150	18,375	-	-	9,401
Salesforce.com, Inc.	662,606	25,666	-	-	346,302
Seattle Genetics, Inc.	73,220	11,905	-	-	68,972
Sepracor, Inc.	282,362	15,227	-	-	131,361
Signature Bank, New York	-	78,673	-	-	70,009
Sonus Networks, Inc.	176,579	-	19,766	-	29,660
SuccessFactors, Inc.	28,946	39,866	-	-	34,586
Sunesis Pharmaceuticals, Inc.	6,691	-	-	-	1,988
Synaptics, Inc.	144,712	23,063	-	-	101,669
Thoratec Corp.	103,783	3,728	-	-	136,723
TiVo, Inc.	73,514	3,436	-	-	51,298
Transition Therapeutics, Inc.	22,721	-	-	-	5,850
Trubion Pharmaceuticals, Inc.	17,732	-	-	-	2,361
TurboChef Technologies, Inc.	43,103	-	18,154	-	-
Universal Display Corp.	57,811	1,614	-	-	26,211
Veeco Instruments, Inc.	29,617	-	31,811	-	-
VeriFone Holdings, Inc.	72,045	70,639	34,128	-	19,769
Vertex Pharmaceuticals, Inc.	321,122	32,718	9,889	-	335,606
VMware, Inc. Class A	466,514	228,066	93,442	-	-
Volterra Semiconductor Corp.	-	21,848	-	-	9,911
Total	$ 10,053,090	$ 2,178,804	$ 1,915,750	$ 1,535	$ 4,181,956
Other Information

The following is a summary of the inputs used, as of November 30, 2008, involving the Fund's assets carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities	$ 22,786,185	$ 21,604,576	$ 1,140,968	$ 40,641
The following is a reconciliation of assets for which Level 3 inputs were used in determining value:
(Amounts in thousands)	Investments in Securities
Beginning Balance	$ 25,641
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	-
Cost of Purchases	15,000
Proceeds of Sales	-
Amortization/Accretion	-
Transfer in/out of Level 3	-
Ending Balance	$ 40,641

The information used in the above reconciliation represents fiscal year to date activity for any Investment Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	89.2%
Japan	4.5%
Canada	2.0%
Ireland	1.4%
Others (individually less than 1%)	2.9%
100.0%
Income Tax Information
At November 30, 2008, the fund had a capital loss carryforward of approximately $105,828,000 all of which will expire on November 30, 2016.
The fund intends to elect to defer to its fiscal year ending November 30, 2009 approximately $396,038,000 of losses recognized during the period November 1, 2008 to November 30, 2008.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	November 30, 2008

Assets
Investment in securities, at value (including securities loaned of $402,304) - See accompanying schedule: Unaffiliated issuers (cost $20,626,186)	$ 18,134,572
Fidelity Central Funds (cost $469,657)	469,657
Other affiliated issuers (cost $7,023,633)	4,181,956
Total Investments (cost $28,119,476)		$ 22,786,185
Cash		155
Foreign currency held at value (cost $6,887)		6,887
Receivable for investments sold		121,143
Receivable for fund shares sold		14,517
Dividends receivable		45,536
Distributions receivable from Fidelity Central Funds		1,256
Prepaid expenses		322
Other receivables		386
Total assets		22,976,387

Liabilities
Payable for investments purchased	$ 138,437
Payable for fund shares redeemed	10,455
Accrued management fee	12,328
Other affiliated payables	5,815
Other payables and accrued expenses	2,493
Collateral on securities loaned, at value	412,362
Total liabilities		581,890

Net Assets		$ 22,394,497
Net Assets consist of:
Paid in capital		$ 28,531,284
Undistributed net investment income		46,140
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(849,990)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(5,332,937)
Net Assets		$ 22,394,497

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	November 30, 2008

Growth Company: Net Asset Value, offering price and redemption price per share ($21,089,920 ÷ 446,430 shares)	$ 47.24

Class K: Net Asset Value, offering price and redemption price per share ($1,304,577 ÷ 27,587 shares)	$ 47.29

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended November 30, 2008

Investment Income
Dividends (including $1,535 earned from other affiliated issuers)		$ 332,395
Interest		402
Income from Fidelity Central Funds (including $31,615 from security lending)		35,348
Total income		368,145

Expenses
Management fee Basic fee	$ 184,478
Performance adjustment	54,100
Transfer agent fees	71,443
Accounting and security lending fees	2,246
Custodian fees and expenses	1,034
Independent trustees' compensation	154
Depreciation in deferred trustee compensation account	(5)
Registration fees	296
Audit	144
Legal	183
Miscellaneous	5,263
Total expenses before reductions	319,336
Expense reductions	(1,389)	317,947
Net investment income (loss)		50,198
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(552,773)
Other affiliated issuers	(111,812)
Foreign currency transactions	(3,113)
Total net realized gain (loss)		(667,698)
Change in net unrealized appreciation (depreciation) on: Investment securities	(16,088,552)
Assets and liabilities in foreign currencies	2,181
Total change in net unrealized appreciation (depreciation)		(16,086,371)
Net gain (loss)		(16,754,069)
Net increase (decrease) in net assets resulting from operations		$ (16,703,871)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2008	Year ended November 30, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 50,198	$ (27,215)
Net realized gain (loss)	(667,698)	964,869
Change in net unrealized appreciation (depreciation)	(16,086,371)	5,111,311
Net increase (decrease) in net assets resulting from operations	(16,703,871)	6,048,965
Distributions to shareholders from net realized gain	(263,208)	-
Share transactions - net increase (decrease)	2,406,877	785,395
Total increase (decrease) in net assets	(14,560,202)	6,834,360

Net Assets
Beginning of period	36,954,699	30,120,339
End of period (including undistributed net investment income of $46,140 and accumulated net investment loss of $557, respectively)	$ 22,394,497	$ 36,954,699

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Growth Company

Years ended November 30,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 83.70	$ 69.66	$ 62.44	$ 53.80	$ 49.40
Income from Investment Operations
Net investment income (loss) B	.11	(.06)	(.16)	(.18)	.08 E
Net realized and unrealized gain (loss)	(35.97)	14.10	7.38	8.90	4.32
Total from investment operations	(35.86)	14.04	7.22	8.72	4.40
Distributions from net investment income	-	-	-	(.08)	-
Distributions from net realized gain	(.60)	-	-	-	-
Total distributions	(.60)	-	-	(.08)	-
Net asset value, end of period	$ 47.24	$ 83.70	$ 69.66	$ 62.44	$ 53.80
Total Return A	(43.15)%	20.16%	11.56%	16.23%	8.91%
Ratios to Average Net Assets C, F
Expenses before reductions	.97%	.94%	.97%	.96%	.84%
Expenses net of fee waivers, if any	.97%	.94%	.97%	.96%	.84%
Expenses net of all reductions	.96%	.93%	.96%	.94%	.82%
Net investment income (loss)	.15%	(.08)%	(.25)%	(.32)%	.15%
Supplemental Data
Net assets, end of period (in millions)	$ 21,090	$ 36,955	$ 30,120	$ 26,826	$ 24,169
Portfolio turnover rate D	55%	49%	54%	50%	49%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.18 per share.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Year ended November 30,

2008 G

Selected Per-Share Data
Net asset value, beginning of period	$ 80.34
Income from Investment Operations
Net investment income (loss) D	.11
Net realized and unrealized gain (loss)	(33.16)
Total from investment operations	(33.05)
Net asset value, end of period	$ 47.29
Total ReturnB, C	(41.14)%
Ratios to Average Net Assets E, H
Expenses before reductions	.81% A
Expenses net of fee waivers, if any	.81% A
Expenses net of all reductions	.81% A
Net investment income (loss)	.42% A
Supplemental Data
Net assets, end of period (in millions)	$ 1,305
Portfolio turnover rate F	55%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period May 9, 2008 (commencement of sale of shares) to November 30, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2008

(Amounts in thousands except ratios)

1. Organization.

Fidelity Growth Company Fund (the Fund) is a fund of Fidelity Mt. Vernon Street Trust (the trust) and is authorized to issue an unlimited number of shares. The Fund is currently closed to most new accounts. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. On January 17, 2008, the Board of Trustees of the Fund approved the creation of an additional class of shares. The Fund commenced sale of shares of Class K and the existing class was designated Growth Company on May 9, 2008. After the commencement of Class K, the Fund began offering conversion privileges between Growth Company and Class K to eligible shareholders of Growth Company. The Fund offers Growth Company and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund is subject to the provisions of Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" (SFAS 157), effective with the beginning of the Fund's fiscal year. SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy under SFAS 157 are described below:

Level 1	Quoted prices in active markets for identical securities.
Level 2

Prices determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.

Level 3

Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund's own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available.

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy.

The aggregate value by input level, as of November 30, 2008, for the Fund's investments, as well as a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining value, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service (IRS). Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 3,273,672
Unrealized depreciation	(8,954,732)
Net unrealized appreciation (depreciation)	(5,681,060)
Undistributed ordinary income	24,947
Capital loss carryforward	(105,828)

Cost for federal income tax purposes	$ 28,467,245

The tax character of distributions paid was as follows:

	November 30, 2008	November 30, 2007
Long-term Capital Gains	$ 263,208	$ -

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $20,321,221 and $18,065,950, respectively.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the retail class of the Fund, Growth Company as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .72% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Growth Company. FIIOC receives an asset-based fee of .05% of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. Prior to January 1, 2008, Fidelity Service Company, Inc. (FSC), also an affiliate of FMR, was the transfer agent for Growth Company shares. For the period, each class paid the following transfer agent fees:

	Amount	% of Average Net Assets
Growth Company	$ 71,360.22
Class K	83	.05*
	$ 71,443

* Annualized

Accounting and Security Lending Fees. FSC maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $107 for the period.

Annual Report

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $69 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds.

9. Expense Reductions.

FMR voluntarily agreed to reimburse a portion of Growth Company's operating expenses. During the period, this reimbursement reduced the class expenses by $13.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $230 for the period. In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $14. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Growth Company	$ 1,132

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In December 2006, the Independent Trustees, with the assistance of independent counsel, completed an investigation regarding gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during the period 2002 to 2004. The Independent Trustees and FMR agreed that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and was worthy of redress. Accordingly, the Independent Trustees requested, and FMR agreed to make, a payment of $42 million plus accrued interest, which equaled approximately $7.3 million, to certain Fidelity mutual funds.

In March 2008, the Trustees approved a method for allocating this payment among the funds and, in total, FMR paid the fund $2,058, which is recorded in the accompanying Statement of Operations.

In a related administrative order dated March 5, 2008, the U.S. Securities and Exchange Commission ("SEC") announced a settlement with FMR and FMR Co., Inc. (an affiliate of FMR) involving the SEC's regulatory rules for investment advisers and the improper receipt of gifts, gratuities and business entertainment. Without admitting or denying the SEC's findings, FMR agreed to pay an $8 million civil penalty to the United States Treasury.

During the period, Lehman Brothers Holdings, Inc. and certain of its affiliates (LBHI) sought protection under the insolvency laws of their jurisdictions of organization, including the United States, the United Kingdom and Japan. At the time LBHI's insolvency proceedings were instituted, the Fund had outstanding securities trades with counterparties affiliated with LBHI. As a result of the insolvency proceedings, LBHI is unable to fulfill its commitments and, in certain cases, the Fund may have terminated its trades and related agreements with the relevant entities and, where appropriate, is in the process of initiating claims for damages. FMR believes that the financial impact to the Fund relating to the terminated trades and agreements is immaterial.

Annual Report

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended November 30,	2008	2007
From net realized gain
Growth Company	$ 263,208	$ -

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended November 30,	2008 A	2007	2008 A	2007
Growth Company
Shares sold	115,512	87,222	$ 8,124,611	$ 6,635,611
Conversion to Class K	(27,440)	-	(1,475,177)	-
Reinvestment of distributions	3,159	-	260,282	-
Shares redeemed	(86,290)	(78,093)	(5,987,868)	(5,850,216)
Net increase (decrease)	4,941	9,129	$ 921,848	$ 785,395
Class K
Shares sold	935	-	$ 49,007	$ -
Conversion from Growth Company	27,422	-	1,475,177	-
Shares redeemed	(770)	-	(39,155)	-
Net increase (decrease)	27,587	-	$ 1,485,029	$ -

A Share transactions for Class K are for the period May 9, 2008 (commencement of sale of shares) to November 30, 2008.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Mt. Vernon Street Trust and Shareholders of Fidelity Growth Company Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Growth Company Fund (the Fund), a fund of Fidelity Mt. Vernon Street Trust, including the schedule of investments, as of November 30, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2008, by correspondence with the custodians and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Growth Company Fund as of November 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

January 29, 2009

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for Edward C. Johnson 3d and James C. Curvey, each of the Trustees oversees 222 funds advised by FMR or an affiliate. Messrs. Johnson and Curvey oversee 381 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (78)

Year of Election or Appointment: 1982

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (73)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-
present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (60)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008) as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Currently, Mr. Dirks serves as a member of the Board of Directors for Brookville Children's Services, Inc. (2009-present).

Alan J. Lacy (55)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb (global pharmaceuticals, 2007-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Ned C. Lautenbach (64)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (64)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (64)

Year of Election or Appointment: 2005

Ms. Small is a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College and as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy. In addition, she served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (69)

Year of Election or Appointment: 2000

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President (1993-2000; 2002-
2003), CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, he is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (59)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (58)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment firm), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Advisory Board Member and Executive Officers**:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (64)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (39)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Walter C. Donovan (46)

Year of Election or Appointment: 2007

Vice President of Fidelity's Equity Funds. Mr. Donovan also serves as President of FMR and FMR Co., Inc., and Executive Vice President of Fidelity Investments Money Management, Inc. (2007-present). Previously, Mr. Donovan served as Executive Vice President of FMR and FMR Co., Inc. (2005-2007) and Senior Vice President of FMR (2003-2005) and FMR Co., Inc. (2004-2005).

Bruce T. Herring (43)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Group Chief Investments Officer of FMR. Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds.

Scott C. Goebel (40)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Secretary of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

John B. McGinty, Jr. (46)

Year of Election or Appointment: 2008

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. McGinty is an employee of Fidelity Investments (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of FDC (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

Holly C. Laurent (54)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (50)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. She served as Chief Operating Officer of FPCMS from 2007 through July 2008. Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007). Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was an audit partner with PwC's investment management practice.

Kenneth A. Rathgeber (61)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present).

Bryan A. Mehrmann (47)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (41)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Robert G. Byrnes (41)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Byrnes is an employee of Fidelity Investments (2005-present). Previously, Mr. Byrnes served as Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (54)
Year of Election or Appointment: 2004 Assistant Treasurer of the Fidelity funds. Mr. Lydecker is an employee of Fidelity Investments.
Paul M. Murphy (61)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (50)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on June 18, 2008. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of Votes	% of Votes
James C. Curvey
Affirmative	17,225,894,455.97	93.775
Withheld	1,143,576,838.95	6.225
TOTAL	18,369,471,294.92	100.000
Dennis J. Dirks
Affirmative	17,293,993,357.36	94.145
Withheld	1,075,477,937.56	5.855
TOTAL	18,369,471,294.92	100.000
Edward C. Johnson 3d
Affirmative	17,177,993,463.99	93.514
Withheld	1,191,477,830.93	6.486
TOTAL	18,369,471,294.92	100.000
Alan J. Lacy
Affirmative	17,280,786,578.16	94.073
Withheld	1,088,684,716.76	5.927
TOTAL	18,369,471,294.92	100.000
Ned C. Lautenbach
Affirmative	17,275,050,964.62	94.042
Withheld	1,094,420,330.30	5.958
TOTAL	18,369,471,294.92	100.000
Joseph Mauriello
Affirmative	17,289,869,110.18	94.123
Withheld	1,079,602,184.74	5.877
TOTAL	18,369,471,294.92	100.000
Cornelia M. Small
Affirmative	17,277,424,534.41	94.055
Withheld	1,092,046,760.51	5.945
TOTAL	18,369,471,294.92	100.000
William S. Stavropoulos
Affirmative	17,208,188,881.25	93.678
Withheld	1,161,282,413.67	6.322
TOTAL	18,369,471,294.92	100.000
	# of Votes	% of Votes
David M. Thomas
Affirmative	17,300,605,112.82	94.181
Withheld	1,068,866,182.10	5.819
TOTAL	18,369,471,294.92	100.000
Michael E. Wiley
Affirmative	17,286,179,501.56	94.103
Withheld	1,083,291,793.36	5.897
TOTAL	18,369,471,294.92	100.000
PROPOSAL 2
To amend the Declaration of Trust to reduce the required quorum for future shareholder meetings.A
	# of Votes	% of Votes
Affirmative	13,315,613,624.71	72.488
Against	3,865,535,580.46	21.043
Abstain	915,660,441.98	4.985
Broker Non-Votes	272,661,647.77	1.484
TOTAL	18,369,471,294.92	100.000
PROPOSAL 4

For Fidelity Growth Company Fund, a shareholder proposal concerning "oversight procedures to screen out investments in companies that, in the judgment of the Board, substantially contribute to genocide, patterns of extraordinary and egregious violations of human rights, or crimes against humanity."

	# of Votes	% of Votes
Affirmative	4,404,156,871.60	27.538
Against	10,370,904,489.18	64.846
Abstain	1,010,014,587.59	6.316
Broker Non-Votes	207,983,665.80	1.300
TOTAL	15,993,059,614.17	100.000

A Denotes trust-wide proposal and voting results.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Growth Company Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2008 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved agreements with foreign sub-advisers Fidelity Management & Research (Japan) Inc. and Fidelity Management & Research (Hong Kong) Limited, as well as amendments to the fund's agreement with Fidelity Management & Research (U.K.) Inc.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board further considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fees on Fidelity's Institutional Money Market Funds and launching Class IV and Institutional Class of certain of these funds; (iii) reducing the transfer agent fees for the Fidelity Select Portfolios and Investor Class of the VIP funds; and (iv) launching Class K of 29 equity funds as a lower-fee class available to certain employer-sponsored retirement plans.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance, as well as the fund's relative investment performance measured against (i) a broad-based securities market index, and (ii) a custom peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2007, the fund's cumulative total returns, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a custom peer group of mutual funds defined by FMR based on categories assigned by Morningstar, Inc. (The fund did not offer Class K as of December 31, 2007.) The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below each chart corresponds to the percentile box and represents the percentage of funds in the peer group whose performance was equal to or lower than that of the fund. The fund's custom peer group, defined by FMR, is a peer group that FMR believes provides a more meaningful performance comparison than the peer group assigned by Morningstar, Inc., which assigns mutual funds to categories based on their investment styles as measured by their underlying portfolio holdings.

Annual Report

Fidelity Growth Company Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of the fund was in the first quartile for all the periods shown. The Board also stated that the investment performance of the fund compared favorably to its benchmark for all the periods shown.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 9% means that 91% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Fidelity Growth Company Fund

Annual Report

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2007. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

In connection with the renewal of the fund's management contract, the Board also approved non-material amendments to the fund's management contract to clarify certain provisions regarding the calculation of the fund's performance adjustment.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of the fund's total expenses, the Board considered the fund's management fee as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered current and historical total expenses of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the fund's total expenses ranked below its competitive median for 2007.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the fund's total expenses were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board also considered that although the fund is partially closed to new investors, it continues to incur investment management expenses, and marketing and distribution expenses related to the retention of existing shareholders and assets. The Board further noted that the fund may continue to realize benefits from the group fee structure, even though assets may not be expected to grow significantly at the fund level. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's fund profitability methodology, the profitability of certain fund service providers, and profitability trends for certain funds; (iv) Fidelity's compensation structure for portfolio managers and key personnel, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (v) Fidelity's fee structures and rationale for recommending different fees among categories of funds; and (vi) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

For mutual fund and brokerage trading.

For quotes.*

For account balances and holdings.

To review orders and mutual
fund activity.

To change your PIN.

To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

15445 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
Brea, CA

1411 Chapin Avenue
Burlingame, CA

851 East Hamilton Avenue
Campbell, CA

19200 Von Karman Avenue
Irvine, CA

601 Larkspur Landing Circle
Larkspur, CA

2000 Avenue of the Stars
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73-575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

123 South Lake Avenue
Pasadena, CA

16656 Bernardo Ctr. Drive
Rancho Bernardo, CA

1220 Roseville Parkway
Roseville, CA

1740 Arden Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

11943 El Camino Real
San Diego, CA

8 Montgomery Street
San Francisco, CA

3793 State Street
Santa Barbara, CA

1200 Wilshire Boulevard
Santa Monica, CA

398 West El Camino Real
Sunnyvale, CA

111 South Westlake Blvd
Thousand Oaks, CA

21701 Hawthorne Boulevard
Torrance, CA

2001 North Main Street
Walnut Creek, CA

6326 Canoga Avenue
Woodland Hills, CA

Colorado

281 East Flatiron Circle
Broomfield, CO

1625 Broadway
Denver, CO

9185 Westview Road
Lone Tree, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

Delaware

400 Delaware Avenue
Wilmington, DE

Florida

175 East Altamonte Drive
Altamonte Springs, FL

4400 N. Federal Highway
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

4671 Town Center Parkway
Jacksonville, FL

8880 Tamiami Trail, North
Naples, FL

230 Royal Palm Way
Palm Beach, FL

3501 PGA Boulevard
Palm Beach Gardens, FL

3550 Tamiami Trail, South
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

2465 State Road 7
Wellington, FL

Georgia

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

401 North Michigan Avenue
Chicago, IL

One Skokie Valley Road
Highland Park, IL

1415 West 22nd Street
Oak Brook, IL

15105 S LaGrange Road
Orland Park, IL

1572 East Golf Road
Schaumburg, IL

Indiana

4729 East 82nd Street
Indianapolis, IN

8480 Keystone Crossing
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7315 Wisconsin Avenue
Bethesda, MD

610 York Road
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

238 Main Street
Cambridge, MA

200 Endicott Street
Danvers, MA

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

405 Cochituate Road
Framingham, MA

551 Boston Turnpike
Shrewsbury, MA

Michigan

500 E. Eisenhower Pkwy.
Ann Arbor, MI

280 Old N. Woodward Ave.
Birmingham, MI

30200 Northwestern Hwy.
Farmington Hills, MI

43420 Grand River Avenue
Novi, MI

Minnesota

7740 France Avenue South
Edina, MN

8342 3rd Street North
Oakdale, MN

Missouri

1524 South Lindbergh Blvd.
St. Louis, MO

Nevada

2225 Village Walk Drive
Henderson, NV

New Jersey

501 Route 73 South
Marlton, NJ

150 Essex Street
Millburn, NJ

35 Morris Street
Morristown, NJ

396 Route 17, North
Paramus, NJ

3518 Route 1 North
Princeton, NJ

530 Broad Street
Shrewsbury, NJ

New Mexico

2261 Q Street NE
Albuquerque, NM

New York

1130 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

980 Madison Avenue
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

200 Fifth Avenue
New York, NY

733 Third Avenue
New York, NY

11 Penn Plaza
New York, NY

2070 Broadway
New York, NY

1075 Northern Blvd.
Roslyn, NY

799 Central Park Avenue
Scarsdale, NY

North Carolina

4611 Sharon Road
Charlotte, NC

7011 Fayetteville Road
Durham, NC

Ohio

3805 Edwards Road
Cincinnati, OH

1324 Polaris Parkway
Columbus, OH

1800 Crocker Road
Westlake, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

7493 SW Bridgeport Road
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

10 Memorial Boulevard
Providence, RI

Tennessee

3018 Peoples Street
Johnson City, TN

7628 West Farmington Blvd.
Germantown, TN

2035 Mallory Lane
Franklin, TN

Texas

10000 Research Boulevard
Austin, TX

4001 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

6560 Fannin Street
Houston, TX

1701 Lake Robbins Drive
The Woodlands, TX

6500 N. MacArthur Blvd.
Irving, TX

6005 West Park Boulevard
Plano, TX

14100 San Pedro
San Antonio, TX

1576 East Southlake Blvd.
Southlake, TX

Utah

279 West South Temple
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

Washington

10500 NE 8th Street
Bellevue, WA

1518 6th Avenue
Seattle, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

16020 West Bluemound Road
Brookfield, WI

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)

Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)

For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)

For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

Fidelity Research & Analysis Company

FIL Investment Advisors

Fidelity Investments Japan Limited

FIL Investment Advisors
(U.K.) Ltd.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Mellon Bank, N.A.

Pittsburgh, PA

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) 1-800-544-5555

Automated line for quickest service

GCF-UANN-0109
1.786708.105

Fidelity®
Growth Company
Fund -
Class K

Annual Report

November 30, 2008

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Turmoil has been the watchword for the world's securities markets in 2008, with domestic and international stocks down sharply amid the global credit squeeze. A flight to quality boosted returns for U.S. Treasuries, one of the few asset classes with positive results heading into the latter stages of the year. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended November 30, 2008	Past 1 year	Past 5 years	Past 10 years
Class K A	-43.09%	-0.70%	2.03%

A The initial offering of Class K shares took place on May 9, 2008. Returns prior to May 9, 2008 are those of Growth Company, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Growth Company Fund - Class K on November 30, 1998. The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Growth Index performed over the same period. The initial offering of Class K took place on May 9, 2008. See above for additional information regarding the performance of Class K.

Annual Report

Management's Discussion of Fund Performance

Comments from Steven Wymer, Portfolio Manager of Fidelity® Growth Company Fund

Equity markets dropped sharply during the 12 months ending November 30, 2008, as home values fell, credit availability decreased and liquidity became increasingly scarce. In that time, the Standard & Poor's 500SM Index fell 38.09%. All 10 sectors in the S&P 500® were negative, led by a nearly 58% decline in financials. Beginning in September, the U.S. economy spiraled downward, as several large financial institutions went bankrupt, were forced into acquisitions or were taken over by the federal government. The Federal Reserve Board facilitated many of these and other transactions, and also lowered the federal funds target rate twice in October - on top of five other rate cuts during the year - leaving it at 1.00% at period end. The stock market continued to perform erratically, however, as unemployment levels rose, energy prices dropped and consumer confidence waned. The Dow Jones Industrial AverageSM declined 32.11% for the 12-month period, while the technology-heavy NASDAQ Composite® Index dropped 41.80%. By comparison, the MSCI® EAFE® Index (Europe, Australasia, Far East) - a measure of developed markets outside the U.S. and Canada - tumbled 47.70%.

During the period, Growth Company's Class K shares underperformed the Russell 3000® Growth Index, which declined 39.86%. Unfavorable stock selection in the information technology and health care sectors was where a good deal of the underperformance resided, although an overweighting in health care, a generally defensive area, and a few good picks in that sector limited some of the downside. Favorable picks in energy and materials also helped. Among the biggest detractors from our performance relative to the index were stocks that had previously done quite well for the fund, including Irish biopharmaceutical firm Elan, an out-of-index holding; Internet search leader Google; virtualization software developer VMware; and Japanese video game maker Nintendo, also an out-of-index holding. Stocks that contributed to our relative results included drug maker Celgene, whose medications for various forms of cancer showed continued sales growth; Monsanto, which benefited from solid agricultural demand for its genetically modified seeds; and Hess, the integrated oil company, which benefited from rising oil prices early in the 12-month period.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2008 to November 30, 2008).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

	Annualized Expense Ratio	Beginning Account Value June 1, 2008	Ending Account Value November 30, 2008	Expenses Paid During Period* June 1, 2008 to November 30, 2008
Growth Company	.99%
Actual		$ 1,000.00	$ 578.60	$ 3.91
Hypothetical A		$ 1,000.00	$ 1,020.05	$ 5.00
Class K	.81%
Actual		$ 1,000.00	$ 579.20	$ 3.20
Hypothetical A		$ 1,000.00	$ 1,020.95	$ 4.09

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of November 30, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Nintendo Co. Ltd.	4.5	6.3
Celgene Corp.	3.9	3.2
Wal-Mart Stores, Inc.	3.2	2.1
Apple, Inc.	2.9	2.6
QUALCOMM, Inc.	2.6	1.1
Google, Inc. Class A (sub. vtg.)	2.5	3.8
Monsanto Co.	2.4	2.9
Southwestern Energy Co.	1.8	0.1
Visa, Inc.	1.7	1.1
Philip Morris International, Inc.	1.7	0.8
	27.2
Top Five Market Sectors as of November 30, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	29.7	35.1
Health Care	24.4	21.7
Consumer Staples	13.6	8.5
Energy	10.8	13.6
Consumer Discretionary	6.4	5.1
Asset Allocation (% of fund's net assets)
As of November 30, 2008 *		As of May 31, 2008 **
	Stocks 99.4%		Stocks 99.5%
	Convertible Securities 0.2%		Convertible Securities 0.1%
	Short-Term Investments and Net Other Assets 0.4%		Short-Term Investments and Net Other Assets 0.4%
* Foreign investments	10.8%	** Foreign investments	17.4%

Annual Report

Investments November 30, 2008

Showing Percentage of Net Assets

Common Stocks - 99.4%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 6.4%
Auto Components - 0.0%
Johnson Controls, Inc.	350,000	$ 6,181
Diversified Consumer Services - 0.2%
Coinstar, Inc. (a)(e)	2,491,748	46,247
Hotels, Restaurants & Leisure - 2.0%
Buffalo Wild Wings, Inc. (a)(d)(e)	1,782,200	40,919
McDonald's Corp.	5,835,000	342,806
Panera Bread Co. Class A (a)(d)	660,000	29,330
Starbucks Corp. (a)	3,873,400	34,589
Starwood Hotels & Resorts Worldwide, Inc.	300,000	5,058
		452,702
Household Durables - 0.0%
Tupperware Brands Corp.	50,000	984
Internet & Catalog Retail - 0.6%
Amazon.com, Inc. (a)	2,995,000	127,887
Leisure Equipment & Products - 0.4%
Hasbro, Inc.	3,275,000	87,770
Media - 0.6%
Comcast Corp. Class A	4,197,500	72,785
Morningstar, Inc. (a)(d)	600,000	19,320
News Corp. Class A	1,555,000	12,285
The Walt Disney Co.	84,500	1,903
Time Warner, Inc.	2,701,950	24,453
		130,746
Multiline Retail - 0.8%
Dollar Tree, Inc. (a)	1,050,000	44,478
Kohl's Corp. (a)	1,315,000	42,948
Nordstrom, Inc.	260,000	2,956
Target Corp.	2,740,000	92,502
		182,884
Specialty Retail - 1.3%
Bed Bath & Beyond, Inc. (a)	25,000	507
Best Buy Co., Inc.	1,842,500	38,158
Gap, Inc.	617,825	8,044
Home Depot, Inc.	2,970,000	68,637
Lowe's Companies, Inc.	3,440,800	71,087
Staples, Inc.	4,325,602	75,092
Urban Outfitters, Inc. (a)	1,540,000	27,982
		289,507
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Textiles, Apparel & Luxury Goods - 0.5%
Coach, Inc. (a)	187,200	$ 3,351
Hanesbrands, Inc. (a)	1,425,000	18,411
Lululemon Athletica, Inc. (a)(d)(e)	5,529,450	54,299
NIKE, Inc. Class B	579,000	30,832
		106,893
TOTAL CONSUMER DISCRETIONARY		1,431,801
CONSUMER STAPLES - 13.6%
Beverages - 2.6%
Dr Pepper Snapple Group, Inc. (a)	6,115,000	98,696
PepsiCo, Inc.	4,856,640	275,371
The Coca-Cola Co.	4,417,500	207,048
		581,115
Food & Staples Retailing - 5.0%
Costco Wholesale Corp.	2,005,800	103,239
CVS Caremark Corp.	3,012,780	87,160
Kroger Co.	4,065,000	112,438
Safeway, Inc.	375,000	8,175
Sysco Corp.	338,200	7,931
Wal-Mart Stores, Inc.	12,885,300	720,031
Walgreen Co.	2,440,000	60,366
Whole Foods Market, Inc. (d)	750,000	7,935
		1,107,275
Food Products - 2.3%
Archer Daniels Midland Co. (d)	3,200,000	87,616
Cadbury PLC	4,300,000	36,409
Campbell Soup Co.	1,870,000	59,934
Cosan Ltd. Class A (a)	10,683,455	32,798
Dean Foods Co. (a)	75,000	1,092
General Mills, Inc.	1,232,800	77,876
Groupe Danone	1,155,000	66,606
Hershey Co.	905,000	32,580
Kellogg Co.	1,590,000	69,054
Kraft Foods, Inc. Class A	846,065	23,021
McCormick & Co., Inc. (non-vtg.)	365,000	10,866
Smithfield Foods, Inc. (a)(d)	1,030,000	7,014
Tyson Foods, Inc. Class A	2,250,000	15,098
		519,964
Common Stocks - continued
	Shares	Value (000s)
CONSUMER STAPLES - continued
Household Products - 1.4%
Clorox Co.	570,000	$ 33,721
Colgate-Palmolive Co.	670,000	43,597
Procter & Gamble Co.	3,724,483	239,670
		316,988
Personal Products - 0.1%
Avon Products, Inc.	1,355,000	28,591
Tobacco - 2.2%
Altria Group, Inc.	7,775,380	125,028
Philip Morris International, Inc.	8,950,380	377,348
		502,376
TOTAL CONSUMER STAPLES		3,056,309
ENERGY - 10.8%
Energy Equipment & Services - 1.3%
Baker Hughes, Inc.	537,400	18,718
Diamond Offshore Drilling, Inc.	627,900	46,339
FMC Technologies, Inc. (a)	925,000	25,410
Schlumberger Ltd. (NY Shares)	1,489,000	75,552
Transocean, Inc. (a)	765,668	51,208
Weatherford International Ltd. (a)	6,145,480	78,478
		295,705
Oil, Gas & Consumable Fuels - 9.5%
Anadarko Petroleum Corp.	2,380,000	97,699
Apache Corp.	630,000	48,699
Cameco Corp.	2,900,000	51,802
Chesapeake Energy Corp.	11,950,000	205,301
Devon Energy Corp.	2,590,000	187,361
EnCana Corp.	3,035,000	146,855
EOG Resources, Inc.	3,040,000	258,461
Exxon Mobil Corp.	1,940,000	155,491
Forest Oil Corp. (a)	670,000	11,692
Hess Corp.	3,645,000	196,976
Newfield Exploration Co. (a)	3,230,000	72,933
Noble Energy, Inc.	850,000	44,438
Peabody Energy Corp.	50,000	1,172
Petrohawk Energy Corp. (a)	3,774,413	65,939
Range Resources Corp.	2,448,689	101,547
SandRidge Energy, Inc.	3,525,000	31,232
Southwestern Energy Co. (a)	11,957,461	410,978
Common Stocks - continued
	Shares	Value (000s)
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Ultra Petroleum Corp. (a)	725,000	$ 29,457
Valero Energy Corp.	5,000	92
Williams Companies, Inc.	1,055,000	17,112
		2,135,237
TOTAL ENERGY		2,430,942
FINANCIALS - 4.3%
Capital Markets - 1.0%
Charles Schwab Corp.	8,539,975	156,538
Franklin Resources, Inc.	520,000	31,590
Goldman Sachs Group, Inc.	195,000	15,403
Jefferies Group, Inc. (d)	380,000	4,727
Knight Capital Group, Inc. Class A (a)	490,000	8,110
		216,368
Commercial Banks - 0.9%
PNC Financial Services Group, Inc.	900,000	47,493
Signature Bank, New York (a)(e)	2,349,284	70,009
Wells Fargo & Co.	2,550,000	73,670
		191,172
Consumer Finance - 1.3%
American Express Co.	2,392,548	55,770
Discover Financial Services (d)	23,106,236	236,377
		292,147
Diversified Financial Services - 1.1%
Bank of America Corp.	4,527,100	73,565
BM&F BOVESPA SA	26,033,972	57,741
Bolsa Mexicana de Valores SA de CV	1,450,000	858
Citigroup, Inc.	2,920,000	24,207
JPMorgan Chase & Co.	2,985,000	94,505
		250,876
Insurance - 0.0%
Prudential Financial, Inc.	233,000	5,056
TOTAL FINANCIALS		955,619
HEALTH CARE - 24.2%
Biotechnology - 13.2%
Acadia Pharmaceuticals, Inc. (a)(d)(e)	3,708,758	4,747
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Biotechnology - continued
Acorda Therapeutics, Inc. (a)(e)	3,038,226	$ 55,053
Affymax, Inc. (a)(e)	1,255,000	14,621
Alexion Pharmaceuticals, Inc. (a)(d)(e)	7,768,450	261,486
Alkermes, Inc. (a)(d)(e)	10,182,261	75,145
Alnylam Pharmaceuticals, Inc. (a)(e)	3,865,109	70,461
Amgen, Inc. (a)	687,605	38,190
Amylin Pharmaceuticals, Inc. (a)(d)(e)	13,723,660	101,692
Array Biopharma, Inc. (a)(d)(e)	4,753,070	17,967
Biogen Idec, Inc. (a)	699,164	29,582
Celera Corp. (a)(e)	9,579,848	93,308
Celgene Corp. (a)	16,571,744	863,388
Cepheid, Inc. (a)(d)	2,838,175	38,542
Cougar Biotechnology, Inc. (a)(d)	1,044,042	25,266
CV Therapeutics, Inc. (a)(d)(e)	6,091,083	55,185
Genentech, Inc. (a)	2,910,800	222,967
Genzyme Corp. (a)	520,000	33,290
Gilead Sciences, Inc. (a)	1,700,000	76,143
GTx, Inc. (a)(d)(e)	2,536,335	37,462
Human Genome Sciences, Inc. (a)(d)(e)	8,874,010	15,352
Immunomedics, Inc. (a)(e)	6,102,700	10,863
InterMune, Inc. (a)(d)(e)	3,910,217	45,007
Isis Pharmaceuticals, Inc. (a)(d)(e)	9,700,131	111,261
Myriad Genetics, Inc. (a)	1,349,248	79,983
ONYX Pharmaceuticals, Inc. (a)	30,000	843
OREXIGEN Therapeutics, Inc. (a)(d)(e)	2,722,357	19,029
Pharmasset, Inc. (a)(e)	1,750,000	28,823
Regeneron Pharmaceuticals, Inc. (a)(d)(e)	5,688,948	87,951
Rigel Pharmaceuticals, Inc. (a)(d)(e)	3,647,256	27,063
Seattle Genetics, Inc. (a)(e)	7,964,386	68,972
Sunesis Pharmaceuticals, Inc. (a)(e)	3,156,200	1,988
Transition Therapeutics, Inc. (a)(e)	2,332,446	5,850
Trubion Pharmaceuticals, Inc. (a)(d)(e)	1,775,000	2,361
Vertex Pharmaceuticals, Inc. (a)(d)(e)	13,648,067	335,606
		2,955,447
Health Care Equipment & Supplies - 2.9%
Alcon, Inc.	40,000	3,192
Baxter International, Inc.	2,455,000	129,870
Becton, Dickinson & Co.	22,900	1,455
Covidien Ltd.	2,740,000	100,969
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Health Care Equipment & Supplies - continued
Cyberonics, Inc. (a)	19,700	$ 270
Gen-Probe, Inc. (a)(e)	3,149,463	116,058
Insulet Corp. (a)(d)	1,291,400	6,315
Medtronic, Inc.	2,404,964	73,400
NuVasive, Inc. (a)	1,764,531	60,788
St. Jude Medical, Inc. (a)	834,200	23,383
Thoratec Corp. (a)(e)	5,462,365	136,723
		652,423
Health Care Providers & Services - 0.8%
Cardinal Health, Inc.	1,360,000	44,227
Laboratory Corp. of America Holdings (a)	35,000	2,218
McKesson Corp.	1,110,000	38,783
Medco Health Solutions, Inc. (a)	1,412,720	59,334
UnitedHealth Group, Inc.	2,031,400	42,680
		187,242
Life Sciences Tools & Services - 1.2%
Bruker BioSciences Corp. (a)	2,215,000	10,411
Exelixis, Inc. (a)(d)(e)	10,555,134	32,615
Illumina, Inc. (a)(d)(e)	9,803,130	215,767
		258,793
Pharmaceuticals - 6.1%
Abbott Laboratories	2,691,500	141,008
Allergan, Inc.	545,000	20,536
ARYx Therapeutics, Inc.	345,298	656
Auxilium Pharmaceuticals, Inc. (a)(d)(e)	4,034,941	87,881
Bristol-Myers Squibb Co.	1,654,700	34,252
Dr. Reddy's Laboratories Ltd. sponsored ADR	800,000	7,096
Elan Corp. PLC sponsored ADR (a)(d)	47,447,912	297,498
Eli Lilly & Co.	155,000	5,293
Johnson & Johnson	2,288,300	134,049
Map Pharmaceuticals, Inc. (a)	925,000	4,255
Merck & Co., Inc.	1,270,100	33,937
Novartis AG sponsored ADR	625,000	29,325
Schering-Plough Corp.	1,587,600	26,688
Sepracor, Inc. (a)(e)	11,170,129	131,361
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Pharmaceuticals - continued
Teva Pharmaceutical Industries Ltd. sponsored ADR	2,925,000	$ 126,214
Wyeth	7,665,200	276,024
		1,356,073
TOTAL HEALTH CARE		5,409,978
INDUSTRIALS - 5.8%
Aerospace & Defense - 1.3%
Honeywell International, Inc.	415,000	11,562
Lockheed Martin Corp.	2,040,100	157,312
Raytheon Co.	2,265,000	110,532
The Boeing Co.	520,000	22,168
		301,574
Air Freight & Logistics - 0.3%
United Parcel Service, Inc. Class B	1,049,800	60,468
Airlines - 1.8%
Continental Airlines, Inc. Class B (a)	2,775,000	40,737
Delta Air Lines, Inc. (a)	4,067,125	35,831
JetBlue Airways Corp. (a)(e)	26,832,743	140,604
Ryanair Holdings PLC sponsored ADR (a)	20,000	525
Ryanair Holdings PLC warrants (UBS Warrant Programme) 2/25/10 (a)	3,230,000	24,204
Southwest Airlines Co.	14,058,515	121,606
UAL Corp.	2,704,625	30,427
		393,934
Commercial Services & Supplies - 0.0%
Cintas Corp.	445,000	10,689
EnergySolutions, Inc.	11,400	52
		10,741
Construction & Engineering - 0.2%
Fluor Corp. (d)	810,000	36,887
Electrical Equipment - 0.9%
American Superconductor Corp. (a)(d)	480,000	6,283
First Solar, Inc. (a)(d)	1,332,090	166,298
Sunpower Corp. Class B (a)(d)	1,131,775	29,449
		202,030
Industrial Conglomerates - 0.3%
3M Co.	70,000	4,685
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Industrial Conglomerates - continued
General Electric Co.	3,490,000	$ 59,923
McDermott International, Inc. (a)	875,000	8,531
		73,139
Machinery - 0.2%
Caterpillar, Inc.	410,000	16,806
Danaher Corp.	310,000	17,248
Deere & Co.	140,000	4,873
ITT Corp.	20,000	837
		39,764
Road & Rail - 0.8%
Burlington Northern Santa Fe Corp.	875,000	67,034
CSX Corp.	475,000	17,689
Norfolk Southern Corp.	925,000	45,760
Union Pacific Corp.	820,000	41,033
		171,516
TOTAL INDUSTRIALS		1,290,053
INFORMATION TECHNOLOGY - 29.7%
Communications Equipment - 4.8%
Cisco Systems, Inc. (a)	13,252,600	219,198
Corning, Inc.	2,013,000	18,137
Infinera Corp. (a)(d)(e)	9,178,493	89,582
Juniper Networks, Inc. (a)	1,410,000	24,506
QUALCOMM, Inc.	17,463,400	586,246
Research In Motion Ltd. (a)	2,202,800	96,817
Riverbed Technology, Inc. (a)	170,664	1,603
Sonus Networks, Inc. (a)(d)(e)	19,135,720	29,660
		1,065,749
Computers & Peripherals - 4.4%
Apple, Inc. (a)	7,110,959	658,973
Hewlett-Packard Co.	2,260,000	79,733
International Business Machines Corp.	899,800	73,424
NetApp, Inc. (a)	2,807,208	37,897
Palm, Inc. (d)(e)	10,970,895	26,220
SanDisk Corp. (a)	105,000	840
Sun Microsystems, Inc. (a)	449,125	1,424
Synaptics, Inc. (a)(d)(e)	4,627,623	101,669
		980,180
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Components - 0.2%
Agilent Technologies, Inc. (a)	70,000	$ 1,318
Mellanox Technologies Ltd. (a)(e)	3,023,300	22,372
Trimble Navigation Ltd. (a)	140,000	2,850
Universal Display Corp. (a)(d)(e)	3,595,445	26,211
		52,751
Internet Software & Services - 3.1%
Akamai Technologies, Inc. (a)	305,000	3,742
eBay, Inc. (a)	1,472,200	19,330
Google, Inc. Class A (sub. vtg.) (a)	1,937,448	567,595
Internet Capital Group, Inc. (a)(e)	3,850,000	14,168
Omniture, Inc. (a)	204,881	2,037
VeriSign, Inc. (a)	640,000	13,818
Yahoo!, Inc. (a)	7,266,340	83,636
		704,326
IT Services - 2.6%
Cognizant Technology Solutions Corp. Class A (a)	1,734,716	33,307
Hewitt Associates, Inc. Class A (a)	2,115,000	60,447
MasterCard, Inc. Class A	200,000	29,060
The Western Union Co.	1,360,000	18,047
Total System Services, Inc.	2,620,659	37,397
VeriFone Holdings, Inc. (a)(d)(e)	4,810,000	19,769
Visa, Inc.	7,489,100	393,627
		591,654
Semiconductors & Semiconductor Equipment - 4.4%
Applied Materials, Inc.	6,350,400	60,837
ASML Holding NV (NY Shares)	648,888	9,947
Atheros Communications, Inc. (a)(d)(e)	5,982,642	87,347
Atheros Communications, Inc. (a)(e)(f)	1,741,486	25,426
Broadcom Corp. Class A (a)	3,115,000	47,691
Cree, Inc. (a)(d)(e)	8,966,131	142,382
Cypress Semiconductor Corp. (a)(d)(e)	15,976,000	59,590
FEI Co. (a)(d)	1,813,100	36,842
Intel Corp.	15,360,800	211,979
International Rectifier Corp. (a)	2,455,000	28,699
KLA-Tencor Corp. (d)	510,000	9,593
Linear Technology Corp.	625,800	12,485
Marvell Technology Group Ltd. (a)	1,198,310	6,950
NVIDIA Corp. (a)	2,585,000	19,310
Power Integrations, Inc. (e)	2,961,308	54,192
Rambus, Inc. (a)(d)(e)	10,533,000	108,595
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
Rubicon Technology, Inc. (d)(e)	2,061,630	$ 9,401
Samsung Electronics Co. Ltd.	50,000	16,542
Texas Instruments, Inc.	971,000	15,118
Volterra Semiconductor Corp. (a)(e)	1,325,000	9,911
Xilinx, Inc.	550,000	8,998
		981,835
Software - 10.2%
Activision Blizzard, Inc. (a)	2,550,000	29,835
Adobe Systems, Inc. (a)	843,236	19,529
Citrix Systems, Inc. (a)(d)	665,000	17,729
Electronic Arts, Inc. (a)	1,360,000	25,922
Microsoft Corp.	18,025,000	364,466
Nintendo Co. Ltd.	3,262,613	1,013,749
Oracle Corp. (a)	2,925,000	47,063
Red Hat, Inc. (a)(e)	17,997,391	166,476
Salesforce.com, Inc. (a)(d)(e)	12,099,994	346,302
SuccessFactors, Inc. (d)(e)	5,578,319	34,586
Symantec Corp. (a)	2,725,800	32,791
TiVo, Inc. (a)(d)(e)	10,218,629	51,298
VMware, Inc. Class A (a)(d)	6,467,533	125,147
		2,274,893
TOTAL INFORMATION TECHNOLOGY		6,651,388
MATERIALS - 4.0%
Chemicals - 3.5%
Minerals Technologies, Inc. (e)	1,927,580	90,500
Monsanto Co.	6,894,978	546,082
OM Group, Inc. (a)(e)	2,360,000	46,563
Potash Corp. of Saskatchewan, Inc.	1,101,200	71,223
PPG Industries, Inc.	475,000	20,862
The Mosaic Co.	485,000	14,720
		789,950
Metals & Mining - 0.5%
Barrick Gold Corp. (d)	2,574,000	78,299
Common Stocks - continued
	Shares	Value (000s)
MATERIALS - continued
Metals & Mining - continued
Freeport-McMoRan Copper & Gold, Inc. Class B	800,000	$ 19,192
Nucor Corp.	540,000	19,267
		116,758
TOTAL MATERIALS		906,708
TELECOMMUNICATION SERVICES - 0.2%
Diversified Telecommunication Services - 0.2%
AT&T, Inc.	1,690,000	48,266
Level 3 Communications, Inc. (a)(d)	5,850,000	5,501
		53,767
UTILITIES - 0.4%
Electric Utilities - 0.3%
Exelon Corp.	1,115,000	62,674
Independent Power Producers & Energy Traders - 0.0%
Ormat Technologies, Inc.	380,000	11,438
Water Utilities - 0.1%
American Water Works Co., Inc.	750,000	15,210
TOTAL UTILITIES		89,322
TOTAL COMMON STOCKS (Cost $27,614,819)		22,275,887
Convertible Preferred Stocks - 0.2%

HEALTH CARE - 0.2%
Biotechnology - 0.1%
Pacific Biosciences of California, Inc. 8.00% (a)(f)	714,286	5,000
Perlegen Sciences, Inc. Series D, 8.00% (f)	12,820,512	25,641
		30,641
Pharmaceuticals - 0.1%
Concert Pharmaceuticals, Inc. Series C, 6.00% (f)	4,000,000	10,000
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $35,000)		40,641
Money Market Funds - 2.1%
	Shares	Value (000s)
Fidelity Cash Central Fund, 1.29% (b)	57,295,246	$ 57,295
Fidelity Securities Lending Cash Central Fund, 1.11% (b)(c)	412,362,190	412,362
TOTAL MONEY MARKET FUNDS (Cost $469,657)		469,657
TOTAL INVESTMENT PORTFOLIO - 101.7% (Cost $28,119,476)		22,786,185
NET OTHER ASSETS - (1.7)%		(391,688)
NET ASSETS - 100%		$ 22,394,497
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company

(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $66,067,000 or 0.3% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Atheros Communications, Inc.	4/18/01	$ 15,000
Concert Pharmaceuticals, Inc. Series C, 6.00%	4/25/08	$ 10,000
Pacific Biosciences of California, Inc. 8.00%	7/11/08	$ 5,000
Perlegen Sciences, Inc. Series D, 8.00%	2/23/05	$ 20,000
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 3,733
Fidelity Securities Lending Cash Central Fund	31,615
Total	$ 35,348
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliates (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Acadia Pharmaceuticals, Inc.	$ 39,300	$ 1,792	$ 498	$ -	$ 4,747
Acorda Therapeutics, Inc.	-	80,271	-	-	55,053
Affymax, Inc.	31,952	-	-	-	14,621
Affymetrix, Inc.	143,047	977	73,598	-	-
Alexion Pharmaceuticals, Inc.	270,064	12,042	-	-	261,486
Alkermes, Inc.	145,199	-	-	-	75,145
Alnylam Pharmaceuticals, Inc.	12,552	111,674	-	-	70,461
American Superconductor Corp.	75,075	42,716	71,304	-	-
Amylin Pharmaceuticals, Inc.	514,819	8,434	1,545	-	101,692
Array Biopharma, Inc.	52,030	317	-	-	17,967
Atheros Communications, Inc.	167,445	8,449	-	-	87,347
Atheros Communications, Inc. (restricted)	51,356	-	-	-	25,426
Auxilium Pharmaceuticals, Inc.	-	133,359	15,230	-	87,881
Blackboard, Inc.	93,335	-	78,780	-	-
BladeLogic, Inc.	37,853	25,748	76,219	-	-
Blue Coat Systems, Inc.	106,638	-	77,637	-	-
Buffalo Wild Wings, Inc.	-	57,176	-	-	40,919
Callaway Golf Co.	97,496	6,920	81,115	1,075	-
Affiliates (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Celera Corp.	$ 144,847	$ -	$ -	$ -	$ 93,308
Celgene Corp.	1,686,270	-	605,594	-	-
Coinstar, Inc.	-	86,166	-	-	46,247
Continental Airlines, Inc. Class B	-	207,489	121,905	-	-
Cosan Ltd. Class A	61,799	61,150	-	-	-
Cree, Inc.	209,972	8,092	-	-	142,382
CV Therapeutics, Inc.	51,892	1,021	-	-	55,185
Cypress Semiconductor Corp.	530,723	-	-	-	59,590
Exelixis, Inc.	91,145	735	-	-	32,615
F5 Networks, Inc.	135,520	-	116,715	-	-
FEI Co.	46,410	-	878	-	-
Gen-Probe, Inc.	282,856	27,328	67,701	-	116,058
GTx, Inc.	32,999	3,965	-	-	37,462
Human Genome Sciences, Inc.	83,009	23,714	16,686	-	15,352
Illumina, Inc.	178,053	138,389	-	-	215,767
Immunomedics, Inc.	13,792	-	-	-	10,863
Infinera Corp.	92,112	76,249	427	-	89,582
InterMune, Inc.	63,299	750	566	-	45,007
Internet Capital Group, Inc.	43,005	-	-	-	14,168
Isis Pharmaceuticals, Inc.	151,242	17,009	-	-	111,261
JetBlue Airways Corp.	126,022	53,123	4,835	-	140,604
Lululemon Athletica, Inc.	126,886	61,988	-	-	54,299
MDRNA, Inc.	-	-	821	-	-
Mellanox Technologies Ltd.	53,633	-	-	-	22,372
Minerals Technologies, Inc.	128,955	-	-	386	90,500
Myriad Genetics, Inc.	192,523	-	126,492	-	-
Nastech Pharmactcl Co., Inc.(OLD)	9,808	-	-	-	-
OM Group, Inc.	63,889	72,605	-	-	46,563
Omniture, Inc.	90,056	-	63,546	-	-
OREXIGEN Therapeutics, Inc.	14,523	19,244	-	-	19,029
Palm, Inc.	68,591	5,452	-	-	26,220
Pharmasset, Inc.	-	35,147	-	-	28,823
Power Integrations, Inc.	86,294	2,540	-	74	54,192
Rambus, Inc.	158,804	65,123	7,535	-	108,595
Red Hat, Inc.	228,076	133,164	7,372	-	166,476
Affiliates (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Regeneron Pharmaceuticals, Inc.	$ 139,151	$ -	$ 11,773	$ -	$ 87,951
Rigel Pharmaceuticals, Inc.	21,587	13,662	-	-	27,063
Riverbed Technology, Inc.	199,958	-	79,788	-	-
Rubicon Technology, Inc.	24,150	18,375	-	-	9,401
Salesforce.com, Inc.	662,606	25,666	-	-	346,302
Seattle Genetics, Inc.	73,220	11,905	-	-	68,972
Sepracor, Inc.	282,362	15,227	-	-	131,361
Signature Bank, New York	-	78,673	-	-	70,009
Sonus Networks, Inc.	176,579	-	19,766	-	29,660
SuccessFactors, Inc.	28,946	39,866	-	-	34,586
Sunesis Pharmaceuticals, Inc.	6,691	-	-	-	1,988
Synaptics, Inc.	144,712	23,063	-	-	101,669
Thoratec Corp.	103,783	3,728	-	-	136,723
TiVo, Inc.	73,514	3,436	-	-	51,298
Transition Therapeutics, Inc.	22,721	-	-	-	5,850
Trubion Pharmaceuticals, Inc.	17,732	-	-	-	2,361
TurboChef Technologies, Inc.	43,103	-	18,154	-	-
Universal Display Corp.	57,811	1,614	-	-	26,211
Veeco Instruments, Inc.	29,617	-	31,811	-	-
VeriFone Holdings, Inc.	72,045	70,639	34,128	-	19,769
Vertex Pharmaceuticals, Inc.	321,122	32,718	9,889	-	335,606
VMware, Inc. Class A	466,514	228,066	93,442	-	-
Volterra Semiconductor Corp.	-	21,848	-	-	9,911
Total	$ 10,053,090	$ 2,178,804	$ 1,915,750	$ 1,535	$ 4,181,956
Other Information

The following is a summary of the inputs used, as of November 30, 2008, involving the Fund's assets carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities	$ 22,786,185	$ 21,604,576	$ 1,140,968	$ 40,641
The following is a reconciliation of assets for which Level 3 inputs were used in determining value:
(Amounts in thousands)	Investments in Securities
Beginning Balance	$ 25,641
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	-
Cost of Purchases	15,000
Proceeds of Sales	-
Amortization/Accretion	-
Transfer in/out of Level 3	-
Ending Balance	$ 40,641

The information used in the above reconciliation represents fiscal year to date activity for any Investment Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	89.2%
Japan	4.5%
Canada	2.0%
Ireland	1.4%
Others (individually less than 1%)	2.9%
100.0%
Income Tax Information
At November 30, 2008, the fund had a capital loss carryforward of approximately $105,828,000 all of which will expire on November 30, 2016.
The fund intends to elect to defer to its fiscal year ending November 30, 2009 approximately $396,038,000 of losses recognized during the period November 1, 2008 to November 30, 2008.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	November 30, 2008

Assets
Investment in securities, at value (including securities loaned of $402,304) - See accompanying schedule: Unaffiliated issuers (cost $20,626,186)	$ 18,134,572
Fidelity Central Funds (cost $469,657)	469,657
Other affiliated issuers (cost $7,023,633)	4,181,956
Total Investments (cost $28,119,476)		$ 22,786,185
Cash		155
Foreign currency held at value (cost $6,887)		6,887
Receivable for investments sold		121,143
Receivable for fund shares sold		14,517
Dividends receivable		45,536
Distributions receivable from Fidelity Central Funds		1,256
Prepaid expenses		322
Other receivables		386
Total assets		22,976,387

Liabilities
Payable for investments purchased	$ 138,437
Payable for fund shares redeemed	10,455
Accrued management fee	12,328
Other affiliated payables	5,815
Other payables and accrued expenses	2,493
Collateral on securities loaned, at value	412,362
Total liabilities		581,890

Net Assets		$ 22,394,497
Net Assets consist of:
Paid in capital		$ 28,531,284
Undistributed net investment income		46,140
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(849,990)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(5,332,937)
Net Assets		$ 22,394,497

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	November 30, 2008

Growth Company: Net Asset Value, offering price and redemption price per share ($21,089,920 ÷ 446,430 shares)	$ 47.24

Class K: Net Asset Value, offering price and redemption price per share ($1,304,577 ÷ 27,587 shares)	$ 47.29

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended November 30, 2008

Investment Income
Dividends (including $1,535 earned from other affiliated issuers)		$ 332,395
Interest		402
Income from Fidelity Central Funds (including $31,615 from security lending)		35,348
Total income		368,145

Expenses
Management fee Basic fee	$ 184,478
Performance adjustment	54,100
Transfer agent fees	71,443
Accounting and security lending fees	2,246
Custodian fees and expenses	1,034
Independent trustees' compensation	154
Depreciation in deferred trustee compensation account	(5)
Registration fees	296
Audit	144
Legal	183
Miscellaneous	5,263
Total expenses before reductions	319,336
Expense reductions	(1,389)	317,947
Net investment income (loss)		50,198
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(552,773)
Other affiliated issuers	(111,812)
Foreign currency transactions	(3,113)
Total net realized gain (loss)		(667,698)
Change in net unrealized appreciation (depreciation) on: Investment securities	(16,088,552)
Assets and liabilities in foreign currencies	2,181
Total change in net unrealized appreciation (depreciation)		(16,086,371)
Net gain (loss)		(16,754,069)
Net increase (decrease) in net assets resulting from operations		$ (16,703,871)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2008	Year ended November 30, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 50,198	$ (27,215)
Net realized gain (loss)	(667,698)	964,869
Change in net unrealized appreciation (depreciation)	(16,086,371)	5,111,311
Net increase (decrease) in net assets resulting from operations	(16,703,871)	6,048,965
Distributions to shareholders from net realized gain	(263,208)	-
Share transactions - net increase (decrease)	2,406,877	785,395
Total increase (decrease) in net assets	(14,560,202)	6,834,360

Net Assets
Beginning of period	36,954,699	30,120,339
End of period (including undistributed net investment income of $46,140 and accumulated net investment loss of $557, respectively)	$ 22,394,497	$ 36,954,699

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Growth Company

Years ended November 30,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 83.70	$ 69.66	$ 62.44	$ 53.80	$ 49.40
Income from Investment Operations
Net investment income (loss) B	.11	(.06)	(.16)	(.18)	.08 E
Net realized and unrealized gain (loss)	(35.97)	14.10	7.38	8.90	4.32
Total from investment operations	(35.86)	14.04	7.22	8.72	4.40
Distributions from net investment income	-	-	-	(.08)	-
Distributions from net realized gain	(.60)	-	-	-	-
Total distributions	(.60)	-	-	(.08)	-
Net asset value, end of period	$ 47.24	$ 83.70	$ 69.66	$ 62.44	$ 53.80
Total Return A	(43.15)%	20.16%	11.56%	16.23%	8.91%
Ratios to Average Net Assets C, F
Expenses before reductions	.97%	.94%	.97%	.96%	.84%
Expenses net of fee waivers, if any	.97%	.94%	.97%	.96%	.84%
Expenses net of all reductions	.96%	.93%	.96%	.94%	.82%
Net investment income (loss)	.15%	(.08)%	(.25)%	(.32)%	.15%
Supplemental Data
Net assets, end of period (in millions)	$ 21,090	$ 36,955	$ 30,120	$ 26,826	$ 24,169
Portfolio turnover rate D	55%	49%	54%	50%	49%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.18 per share.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Year ended November 30,

2008 G

Selected Per-Share Data
Net asset value, beginning of period	$ 80.34
Income from Investment Operations
Net investment income (loss) D	.11
Net realized and unrealized gain (loss)	(33.16)
Total from investment operations	(33.05)
Net asset value, end of period	$ 47.29
Total ReturnB, C	(41.14)%
Ratios to Average Net Assets E, H
Expenses before reductions	.81% A
Expenses net of fee waivers, if any	.81% A
Expenses net of all reductions	.81% A
Net investment income (loss)	.42% A
Supplemental Data
Net assets, end of period (in millions)	$ 1,305
Portfolio turnover rate F	55%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period May 9, 2008 (commencement of sale of shares) to November 30, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2008

(Amounts in thousands except ratios)

1. Organization.

Fidelity Growth Company Fund (the Fund) is a fund of Fidelity Mt. Vernon Street Trust (the trust) and is authorized to issue an unlimited number of shares. The Fund is currently closed to most new accounts. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. On January 17, 2008, the Board of Trustees of the Fund approved the creation of an additional class of shares. The Fund commenced sale of shares of Class K and the existing class was designated Growth Company on May 9, 2008. After the commencement of Class K, the Fund began offering conversion privileges between Growth Company and Class K to eligible shareholders of Growth Company. The Fund offers Growth Company and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund is subject to the provisions of Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" (SFAS 157), effective with the beginning of the Fund's fiscal year. SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy under SFAS 157 are described below:

Level 1	Quoted prices in active markets for identical securities.
Level 2

Prices determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.

Level 3

Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund's own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available.

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy.

The aggregate value by input level, as of November 30, 2008, for the Fund's investments, as well as a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining value, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service (IRS). Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 3,273,672
Unrealized depreciation	(8,954,732)
Net unrealized appreciation (depreciation)	(5,681,060)
Undistributed ordinary income	24,947
Capital loss carryforward	(105,828)

Cost for federal income tax purposes	$ 28,467,245

The tax character of distributions paid was as follows:

	November 30, 2008	November 30, 2007
Long-term Capital Gains	$ 263,208	$ -

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $20,321,221 and $18,065,950, respectively.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the retail class of the Fund, Growth Company as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .72% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Growth Company. FIIOC receives an asset-based fee of .05% of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. Prior to January 1, 2008, Fidelity Service Company, Inc. (FSC), also an affiliate of FMR, was the transfer agent for Growth Company shares. For the period, each class paid the following transfer agent fees:

	Amount	% of Average Net Assets
Growth Company	$ 71,360.22
Class K	83	.05*
	$ 71,443

* Annualized

Accounting and Security Lending Fees. FSC maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $107 for the period.

Annual Report

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $69 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds.

9. Expense Reductions.

FMR voluntarily agreed to reimburse a portion of Growth Company's operating expenses. During the period, this reimbursement reduced the class expenses by $13.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $230 for the period. In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $14. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Growth Company	$ 1,132

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In December 2006, the Independent Trustees, with the assistance of independent counsel, completed an investigation regarding gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during the period 2002 to 2004. The Independent Trustees and FMR agreed that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and was worthy of redress. Accordingly, the Independent Trustees requested, and FMR agreed to make, a payment of $42 million plus accrued interest, which equaled approximately $7.3 million, to certain Fidelity mutual funds.

In March 2008, the Trustees approved a method for allocating this payment among the funds and, in total, FMR paid the fund $2,058, which is recorded in the accompanying Statement of Operations.

In a related administrative order dated March 5, 2008, the U.S. Securities and Exchange Commission ("SEC") announced a settlement with FMR and FMR Co., Inc. (an affiliate of FMR) involving the SEC's regulatory rules for investment advisers and the improper receipt of gifts, gratuities and business entertainment. Without admitting or denying the SEC's findings, FMR agreed to pay an $8 million civil penalty to the United States Treasury.

During the period, Lehman Brothers Holdings, Inc. and certain of its affiliates (LBHI) sought protection under the insolvency laws of their jurisdictions of organization, including the United States, the United Kingdom and Japan. At the time LBHI's insolvency proceedings were instituted, the Fund had outstanding securities trades with counterparties affiliated with LBHI. As a result of the insolvency proceedings, LBHI is unable to fulfill its commitments and, in certain cases, the Fund may have terminated its trades and related agreements with the relevant entities and, where appropriate, is in the process of initiating claims for damages. FMR believes that the financial impact to the Fund relating to the terminated trades and agreements is immaterial.

Annual Report

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended November 30,	2008	2007
From net realized gain
Growth Company	$ 263,208	$ -

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended November 30,	2008 A	2007	2008 A	2007
Growth Company
Shares sold	115,512	87,222	$ 8,124,611	$ 6,635,611
Conversion to Class K	(27,440)	-	(1,475,177)	-
Reinvestment of distributions	3,159	-	260,282	-
Shares redeemed	(86,290)	(78,093)	(5,987,868)	(5,850,216)
Net increase (decrease)	4,941	9,129	$ 921,848	$ 785,395
Class K
Shares sold	935	-	$ 49,007	$ -
Conversion from Growth Company	27,422	-	1,475,177	-
Shares redeemed	(770)	-	(39,155)	-
Net increase (decrease)	27,587	-	$ 1,485,029	$ -

A Share transactions for Class K are for the period May 9, 2008 (commencement of sale of shares) to November 30, 2008.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Mt. Vernon Street Trust and Shareholders of Fidelity Growth Company Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Growth Company Fund (the Fund), a fund of Fidelity Mt. Vernon Street Trust, including the schedule of investments, as of November 30, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2008, by correspondence with the custodians and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Growth Company Fund as of November 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

January 29, 2009

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for Edward C. Johnson 3d and James C. Curvey, each of the Trustees oversees 222 funds advised by FMR or an affiliate. Messrs. Johnson and Curvey oversee 381 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (78)

Year of Election or Appointment: 1982

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (73)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-
present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (60)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008) as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Currently, Mr. Dirks serves as a member of the Board of Directors for Brookville Children's Services, Inc. (2009-present).

Alan J. Lacy (55)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb (global pharmaceuticals, 2007-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Ned C. Lautenbach (64)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (64)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (64)

Year of Election or Appointment: 2005

Ms. Small is a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College and as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy. In addition, she served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (69)

Year of Election or Appointment: 2000

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President (1993-2000; 2002-
2003), CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, he is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (59)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (58)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment firm), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Advisory Board Member and Executive Officers**:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (64)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (39)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Walter C. Donovan (46)

Year of Election or Appointment: 2007

Vice President of Fidelity's Equity Funds. Mr. Donovan also serves as President of FMR and FMR Co., Inc., and Executive Vice President of Fidelity Investments Money Management, Inc. (2007-present). Previously, Mr. Donovan served as Executive Vice President of FMR and FMR Co., Inc. (2005-2007) and Senior Vice President of FMR (2003-2005) and FMR Co., Inc. (2004-2005).

Bruce T. Herring (43)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Group Chief Investments Officer of FMR. Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds.

Scott C. Goebel (40)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Secretary of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

John B. McGinty, Jr. (46)

Year of Election or Appointment: 2008

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. McGinty is an employee of Fidelity Investments (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of FDC (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

Holly C. Laurent (54)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (50)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. She served as Chief Operating Officer of FPCMS from 2007 through July 2008. Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007). Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was an audit partner with PwC's investment management practice.

Kenneth A. Rathgeber (61)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present).

Bryan A. Mehrmann (47)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (41)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Robert G. Byrnes (41)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Byrnes is an employee of Fidelity Investments (2005-present). Previously, Mr. Byrnes served as Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (54)
Year of Election or Appointment: 2004 Assistant Treasurer of the Fidelity funds. Mr. Lydecker is an employee of Fidelity Investments.
Paul M. Murphy (61)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (50)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on June 18, 2008. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of Votes	% of Votes
James C. Curvey
Affirmative	17,225,894,455.97	93.775
Withheld	1,143,576,838.95	6.225
TOTAL	18,369,471,294.92	100.000
Dennis J. Dirks
Affirmative	17,293,993,357.36	94.145
Withheld	1,075,477,937.56	5.855
TOTAL	18,369,471,294.92	100.000
Edward C. Johnson 3d
Affirmative	17,177,993,463.99	93.514
Withheld	1,191,477,830.93	6.486
TOTAL	18,369,471,294.92	100.000
Alan J. Lacy
Affirmative	17,280,786,578.16	94.073
Withheld	1,088,684,716.76	5.927
TOTAL	18,369,471,294.92	100.000
Ned C. Lautenbach
Affirmative	17,275,050,964.62	94.042
Withheld	1,094,420,330.30	5.958
TOTAL	18,369,471,294.92	100.000
Joseph Mauriello
Affirmative	17,289,869,110.18	94.123
Withheld	1,079,602,184.74	5.877
TOTAL	18,369,471,294.92	100.000
Cornelia M. Small
Affirmative	17,277,424,534.41	94.055
Withheld	1,092,046,760.51	5.945
TOTAL	18,369,471,294.92	100.000
William S. Stavropoulos
Affirmative	17,208,188,881.25	93.678
Withheld	1,161,282,413.67	6.322
TOTAL	18,369,471,294.92	100.000
	# of Votes	% of Votes
David M. Thomas
Affirmative	17,300,605,112.82	94.181
Withheld	1,068,866,182.10	5.819
TOTAL	18,369,471,294.92	100.000
Michael E. Wiley
Affirmative	17,286,179,501.56	94.103
Withheld	1,083,291,793.36	5.897
TOTAL	18,369,471,294.92	100.000
PROPOSAL 2
To amend the Declaration of Trust to reduce the required quorum for future shareholder meetings.A
	# of Votes	% of Votes
Affirmative	13,315,613,624.71	72.488
Against	3,865,535,580.46	21.043
Abstain	915,660,441.98	4.985
Broker Non-Votes	272,661,647.77	1.484
TOTAL	18,369,471,294.92	100.000
PROPOSAL 4

For Fidelity Growth Company Fund, a shareholder proposal concerning "oversight procedures to screen out investments in companies that, in the judgment of the Board, substantially contribute to genocide, patterns of extraordinary and egregious violations of human rights, or crimes against humanity."

	# of Votes	% of Votes
Affirmative	4,404,156,871.60	27.538
Against	10,370,904,489.18	64.846
Abstain	1,010,014,587.59	6.316
Broker Non-Votes	207,983,665.80	1.300
TOTAL	15,993,059,614.17	100.000

A Denotes trust-wide proposal and voting results.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Growth Company Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2008 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved agreements with foreign sub-advisers Fidelity Management & Research (Japan) Inc. and Fidelity Management & Research (Hong Kong) Limited, as well as amendments to the fund's agreement with Fidelity Management & Research (U.K.) Inc.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board further considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fees on Fidelity's Institutional Money Market Funds and launching Class IV and Institutional Class of certain of these funds; (iii) reducing the transfer agent fees for the Fidelity Select Portfolios and Investor Class of the VIP funds; and (iv) launching Class K of 29 equity funds as a lower-fee class available to certain employer-sponsored retirement plans.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance, as well as the fund's relative investment performance measured against (i) a broad-based securities market index, and (ii) a custom peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2007, the fund's cumulative total returns, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a custom peer group of mutual funds defined by FMR based on categories assigned by Morningstar, Inc. (The fund did not offer Class K as of December 31, 2007.) The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below each chart corresponds to the percentile box and represents the percentage of funds in the peer group whose performance was equal to or lower than that of the fund. The fund's custom peer group, defined by FMR, is a peer group that FMR believes provides a more meaningful performance comparison than the peer group assigned by Morningstar, Inc., which assigns mutual funds to categories based on their investment styles as measured by their underlying portfolio holdings.

Annual Report

Fidelity Growth Company Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of the fund was in the first quartile for all the periods shown. The Board also stated that the investment performance of the fund compared favorably to its benchmark for all the periods shown.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 9% means that 91% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Fidelity Growth Company Fund

Annual Report

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2007. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

In connection with the renewal of the fund's management contract, the Board also approved non-material amendments to the fund's management contract to clarify certain provisions regarding the calculation of the fund's performance adjustment.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of the fund's total expenses, the Board considered the fund's management fee as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered current and historical total expenses of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the fund's total expenses ranked below its competitive median for 2007.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the fund's total expenses were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board also considered that although the fund is partially closed to new investors, it continues to incur investment management expenses, and marketing and distribution expenses related to the retention of existing shareholders and assets. The Board further noted that the fund may continue to realize benefits from the group fee structure, even though assets may not be expected to grow significantly at the fund level. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's fund profitability methodology, the profitability of certain fund service providers, and profitability trends for certain funds; (iv) Fidelity's compensation structure for portfolio managers and key personnel, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (v) Fidelity's fee structures and rationale for recommending different fees among categories of funds; and (vi) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

For mutual fund and brokerage trading.

For quotes.*

For account balances and holdings.

To review orders and mutual
fund activity.

To change your PIN.

To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

15445 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
Brea, CA

1411 Chapin Avenue
Burlingame, CA

851 East Hamilton Avenue
Campbell, CA

19200 Von Karman Avenue
Irvine, CA

601 Larkspur Landing Circle
Larkspur, CA

2000 Avenue of the Stars
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73-575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

123 South Lake Avenue
Pasadena, CA

16656 Bernardo Ctr. Drive
Rancho Bernardo, CA

1220 Roseville Parkway
Roseville, CA

1740 Arden Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

11943 El Camino Real
San Diego, CA

8 Montgomery Street
San Francisco, CA

3793 State Street
Santa Barbara, CA

1200 Wilshire Boulevard
Santa Monica, CA

398 West El Camino Real
Sunnyvale, CA

111 South Westlake Blvd
Thousand Oaks, CA

21701 Hawthorne Boulevard
Torrance, CA

2001 North Main Street
Walnut Creek, CA

6326 Canoga Avenue
Woodland Hills, CA

Colorado

281 East Flatiron Circle
Broomfield, CO

1625 Broadway
Denver, CO

9185 Westview Road
Lone Tree, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

Delaware

400 Delaware Avenue
Wilmington, DE

Florida

175 East Altamonte Drive
Altamonte Springs, FL

4400 N. Federal Highway
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

4671 Town Center Parkway
Jacksonville, FL

8880 Tamiami Trail, North
Naples, FL

230 Royal Palm Way
Palm Beach, FL

3501 PGA Boulevard
Palm Beach Gardens, FL

3550 Tamiami Trail, South
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

2465 State Road 7
Wellington, FL

Georgia

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

401 North Michigan Avenue
Chicago, IL

One Skokie Valley Road
Highland Park, IL

1415 West 22nd Street
Oak Brook, IL

15105 S LaGrange Road
Orland Park, IL

1572 East Golf Road
Schaumburg, IL

Indiana

4729 East 82nd Street
Indianapolis, IN

8480 Keystone Crossing
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7315 Wisconsin Avenue
Bethesda, MD

610 York Road
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

238 Main Street
Cambridge, MA

200 Endicott Street
Danvers, MA

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

405 Cochituate Road
Framingham, MA

551 Boston Turnpike
Shrewsbury, MA

Michigan

500 E. Eisenhower Pkwy.
Ann Arbor, MI

280 Old N. Woodward Ave.
Birmingham, MI

30200 Northwestern Hwy.
Farmington Hills, MI

43420 Grand River Avenue
Novi, MI

Minnesota

7740 France Avenue South
Edina, MN

8342 3rd Street North
Oakdale, MN

Missouri

1524 South Lindbergh Blvd.
St. Louis, MO

Nevada

2225 Village Walk Drive
Henderson, NV

New Jersey

501 Route 73 South
Marlton, NJ

150 Essex Street
Millburn, NJ

35 Morris Street
Morristown, NJ

396 Route 17, North
Paramus, NJ

3518 Route 1 North
Princeton, NJ

530 Broad Street
Shrewsbury, NJ

New Mexico

2261 Q Street NE
Albuquerque, NM

New York

1130 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

980 Madison Avenue
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

200 Fifth Avenue
New York, NY

733 Third Avenue
New York, NY

11 Penn Plaza
New York, NY

2070 Broadway
New York, NY

1075 Northern Blvd.
Roslyn, NY

799 Central Park Avenue
Scarsdale, NY

North Carolina

4611 Sharon Road
Charlotte, NC

7011 Fayetteville Road
Durham, NC

Ohio

3805 Edwards Road
Cincinnati, OH

1324 Polaris Parkway
Columbus, OH

1800 Crocker Road
Westlake, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

7493 SW Bridgeport Road
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

10 Memorial Boulevard
Providence, RI

Tennessee

3018 Peoples Street
Johnson City, TN

7628 West Farmington Blvd.
Germantown, TN

2035 Mallory Lane
Franklin, TN

Texas

10000 Research Boulevard
Austin, TX

4001 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

6560 Fannin Street
Houston, TX

1701 Lake Robbins Drive
The Woodlands, TX

6500 N. MacArthur Blvd.
Irving, TX

6005 West Park Boulevard
Plano, TX

14100 San Pedro
San Antonio, TX

1576 East Southlake Blvd.
Southlake, TX

Utah

279 West South Temple
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

Washington

10500 NE 8th Street
Bellevue, WA

1518 6th Avenue
Seattle, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

16020 West Bluemound Road
Brookfield, WI

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)

Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)

For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)

For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

Fidelity Research & Analysis Company

FIL Investment Advisors

Fidelity Investments Japan Limited

FIL Investment Advisors
(U.K.) Ltd.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Mellon Bank, N.A.

Pittsburgh, PA

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) 1-800-544-5555

Automated line for quickest service

GCF-K-UANN-0109
1.863210.100

Fidelity®
New Millennium Fund®

Annual Report

November 30, 2008

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Turmoil has been the watchword for the world's securities markets in 2008, with domestic and international stocks down sharply amid the global credit squeeze. A flight to quality boosted returns for U.S. Treasuries, one of the few asset classes with positive results heading into the latter stages of the year. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended November 30, 2008	Past 1 year	Past 5 years	Past 10 years
Fidelity® New Millennium Fund®	-42.23%	-2.59%	5.60%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® New Millennium Fund® on November 30, 1998. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500SM Index (S&P 500®) performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from John Roth, Portfolio Manager of Fidelity® New Millennium Fund®

Equity markets dropped sharply during the 12 months ending November 30, 2008, as home values fell, credit availability decreased and liquidity became increasingly scarce. In that time, the Standard & Poor's 500SM Index fell 38.09%. All 10 sectors in the S&P 500® were negative, led by a nearly 58% decline in financials. Beginning in September, the U.S. economy spiraled downward, as several large financial institutions went bankrupt, were forced into acquisitions or were taken over by the federal government. The Federal Reserve Board facilitated many of these and other transactions, and also lowered the federal funds target rate twice in October - on top of five other rate cuts during the year - leaving it at 1.00% at period end. The stock market continued to perform erratically, however, as unemployment levels rose, energy prices dropped and consumer confidence waned. The Dow Jones Industrial AverageSM declined 32.11% for the 12-month period, while the technology-heavy NASDAQ Composite® Index dropped 41.80%. By comparison, the MSCI® EAFE® Index (Europe, Australasia, Far East) - a measure of developed markets outside the U.S. and Canada - tumbled 47.70%.

New Millennium registered a 42.23% decline for the year, lagging the S&P 500. In the industrials sector, several of our alternative energy holdings did poorly, as global growth slowed and traditional energy prices fell later in the period. Among the hardest hit were solar-energy stocks such as Q-Cells, a German maker of solar cells; Renewable Energy, a Norwegian solar company; and U.S.-based Evergreen Solar. Unfavorable stock selection in information technology and health care also held us back, as did some picks in consumer discretionary and consumer staples. Notable detractors included CME Group, parent of the Chicago Mercantile Exchange, which fell on lower trading volumes, and Bermuda-based Central European Media, which slipped on expectations for lower advertising revenues. Unfavorable currency fluctuations also hurt as the dollar strengthened. Conversely, the fund outperformed the index in the financials, energy and materials sectors, mostly through good stock selection, including key underweightings in such index components as American International Group (AIG) and Bank of America, both of which struggled and were no longer in the fund at period end. Our large stake in Green Mountain Coffee Roasters, which delivered positive results in a mostly down market, made the biggest contribution to our relative return. An underweighting in financials - the weakest performing sector of the index - also helped, as did a modest position in cash during this period of market volatility.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2008 to November 30, 2008).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Shareholder Expense Example - continued

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio	Beginning Account Value June 1, 2008	Ending Account Value November 30, 2008	Expenses Paid During Period* June 1, 2008 to November 30, 2008
Actual	1.09%	$ 1,000.00	$ 611.70	$ 4.39
Hypothetical (5% return per year before expenses)		$ 1,000.00	$ 1,019.55	$ 5.50

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of November 30, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Exxon Mobil Corp.	3.5	1.2
Procter & Gamble Co.	2.8	1.0
Green Mountain Coffee Roasters, Inc.	2.7	2.4
Clean Harbors, Inc.	1.6	1.0
CME Group, Inc.	1.6	0.8
Wells Fargo & Co.	1.5	0.0
Cisco Systems, Inc.	1.5	2.2
JPMorgan Chase & Co.	1.5	0.0
Li & Fung Ltd.	1.4	1.7
Autonomy Corp. PLC	1.4	0.9
	19.5
Top Five Market Sectors as of November 30, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Health Care	14.8	12.4
Financials	13.9	12.2
Information Technology	13.8	20.2
Industrials	13.6	16.8
Consumer Staples	12.4	12.4
Asset Allocation (% of fund's net assets)
As of November 30, 2008*		As of May 31, 2008**
	Stocks 95.4%		Stocks 97.6%
	Convertible Securities 1.0%		Convertible Securities 0.7%
	Short-Term Investments and Net Other Assets 3.6%		Short-Term Investments and Net Other Assets 1.7%
* Foreign investments	16.2%	** Foreign investments	24.9%

Annual Report

Investments November 30, 2008

Showing Percentage of Net Assets

Common Stocks - 95.1%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 11.2%
Auto Components - 0.4%
Gentex Corp.	165,300	$ 1,450
Johnson Controls, Inc.	194,700	3,438
		4,888
Automobiles - 0.3%
Toyota Motor Corp. sponsored ADR	54,300	3,426
Distributors - 1.4%
Li & Fung Ltd.	9,105,600	16,684
Hotels, Restaurants & Leisure - 1.4%
Burger King Holdings, Inc.	168,700	3,629
McDonald's Corp.	179,000	10,516
Wendy's/Arby's Group, Inc.	515,400	2,072
		16,217
Household Durables - 0.7%
Newell Rubbermaid, Inc.	140,500	1,877
Toll Brothers, Inc. (a)	206,200	4,110
Whirlpool Corp.	58,200	2,292
		8,279
Internet & Catalog Retail - 0.2%
Priceline.com, Inc. (a)(d)	31,500	2,174
Leisure Equipment & Products - 0.9%
Brunswick Corp.	289,000	783
Hasbro, Inc.	110,700	2,967
Pool Corp. (d)	249,500	4,299
Summer Infant, Inc. (a)	710,784	1,990
		10,039
Media - 1.2%
Central European Media Enterprises Ltd. Class A (a)(d)	241,800	3,716
Discovery Communications, Inc. (a)	197,300	2,960
The Walt Disney Co.	124,400	2,801
Viacom, Inc. Class B (non-vtg.) (a)	315,600	5,024
		14,501
Multiline Retail - 0.4%
Target Corp.	130,500	4,406
Specialty Retail - 3.3%
Home Depot, Inc.	288,800	6,674
Lowe's Companies, Inc.	452,900	9,357
MarineMax, Inc. (a)	313,202	871
Ross Stores, Inc.	90,000	2,385
Sally Beauty Holdings, Inc. (a)	251,300	1,093
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
Sherwin-Williams Co.	98,200	$ 5,787
Staples, Inc.	150,000	2,604
TJX Companies, Inc.	289,600	6,609
Urban Outfitters, Inc. (a)	196,600	3,572
		38,952
Textiles, Apparel & Luxury Goods - 1.0%
Carter's, Inc. (a)	361,900	6,844
Polo Ralph Lauren Corp. Class A	67,300	2,907
Ports Design Ltd.	1,668,600	1,873
		11,624
TOTAL CONSUMER DISCRETIONARY		131,190
CONSUMER STAPLES - 12.4%
Beverages - 0.9%
Molson Coors Brewing Co. Class B	95,100	4,229
PepsiCo, Inc.	113,500	6,435
		10,664
Food & Staples Retailing - 3.5%
Costco Wholesale Corp.	116,400	5,991
CVS Caremark Corp.	165,500	4,788
United Natural Foods, Inc. (a)	559,200	10,071
Wal-Mart Stores, Inc.	287,800	16,082
Whole Foods Market, Inc. (d)	320,100	3,387
X5 Retail Group NV GDR (a)(f)	137,500	743
		41,062
Food Products - 3.8%
Bunge Ltd.	47,800	2,030
Cadbury PLC sponsored ADR	149,800	5,092
Green Mountain Coffee Roasters, Inc. (a)(d)	859,700	31,241
Hain Celestial Group, Inc. (a)	329,600	5,188
		43,551
Household Products - 3.8%
Colgate-Palmolive Co.	132,200	8,602
Energizer Holdings, Inc. (a)	86,900	3,773
Procter & Gamble Co.	497,800	32,033
		44,408
Common Stocks - continued
	Shares	Value (000s)
CONSUMER STAPLES - continued
Personal Products - 0.4%
Avon Products, Inc.	214,400	$ 4,524
TOTAL CONSUMER STAPLES		144,209
ENERGY - 9.4%
Energy Equipment & Services - 0.9%
Helmerich & Payne, Inc.	98,900	2,508
SBM Offshore NV	113,088	1,770
Schlumberger Ltd. (NY Shares)	126,300	6,408
		10,686
Oil, Gas & Consumable Fuels - 8.5%
Chevron Corp.	193,000	15,249
ConocoPhillips	139,100	7,306
Denbury Resources, Inc. (a)	191,900	1,829
El Paso Corp.	344,400	2,545
EOG Resources, Inc.	85,300	7,252
Exxon Mobil Corp.	503,300	40,340
Foundation Coal Holdings, Inc.	100,000	1,427
Hess Corp.	59,900	3,237
Noble Energy, Inc.	71,700	3,748
Occidental Petroleum Corp.	110,500	5,982
Quicksilver Resources, Inc. (a)	160,200	998
SouthGobi Energy Resources Ltd. (a)	207,300	1,087
Southwestern Energy Co. (a)	84,200	2,894
Williams Companies, Inc.	318,400	5,164
		99,058
TOTAL ENERGY		109,744
FINANCIALS - 13.2%
Capital Markets - 1.8%
Charles Schwab Corp.	601,600	11,027
EFG International	113,920	1,827
State Street Corp.	69,800	2,939
T. Rowe Price Group, Inc.	143,000	4,892
		20,685
Commercial Banks - 2.8%
BOK Financial Corp.	58,100	2,695
City Holding Co.	80,700	2,858
Huntington Bancshares, Inc.	397,700	3,182
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Commercial Banks - continued
M&T Bank Corp. (d)	29,700	$ 1,908
UMB Financial Corp.	81,100	3,877
Wells Fargo & Co.	618,737	17,875
		32,395
Diversified Financial Services - 4.0%
Citigroup, Inc.	430,000	3,565
Climate Exchange PLC (a)(d)	100,800	1,345
CME Group, Inc.	86,673	18,370
Deutsche Boerse AG	34,700	2,495
Hong Kong Exchanges & Clearing Ltd.	337,900	2,660
JPMorgan Chase & Co.	542,800	17,185
PHH Corp. (a)	200,000	1,524
		47,144
Insurance - 4.3%
ACE Ltd.	96,900	5,063
AFLAC, Inc.	119,900	5,551
Arch Capital Group Ltd. (a)	83,700	5,674
Assured Guaranty Ltd.	406,800	4,572
Berkshire Hathaway, Inc. Class A (a)	63	6,552
Everest Re Group Ltd.	46,200	3,625
IPC Holdings Ltd.	144,200	4,038
Marsh & McLennan Companies, Inc.	131,700	3,358
PartnerRe Ltd.	51,100	3,575
The Chubb Corp.	154,600	7,940
		49,948
Thrifts & Mortgage Finance - 0.3%
Bank Mutual Corp.	268,400	2,751
MGIC Investment Corp.	394,000	1,072
		3,823
TOTAL FINANCIALS		153,995
HEALTH CARE - 14.8%
Biotechnology - 5.1%
Alexion Pharmaceuticals, Inc. (a)	119,800	4,032
Alnylam Pharmaceuticals, Inc. (a)	218,400	3,981
Amgen, Inc. (a)	60,100	3,338
Amylin Pharmaceuticals, Inc. (a)	136,200	1,009
Celera Corp. (a)	279,600	2,723
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Biotechnology - continued
Celgene Corp. (a)	92,100	$ 4,798
Cepheid, Inc. (a)(d)	230,600	3,132
CSL Ltd.	155,346	3,533
Diagnocure, Inc. (a)	265,700	139
Genentech, Inc. (a)	92,700	7,101
Genomic Health, Inc. (a)(d)	235,600	4,366
Genzyme Corp. (a)	88,000	5,634
Gilead Sciences, Inc. (a)	87,800	3,933
GTx, Inc. (a)(d)	297,068	4,388
Myriad Genetics, Inc. (a)	49,700	2,946
RXi Pharmaceuticals Corp. (d)	619,617	4,418
		59,471
Health Care Equipment & Supplies - 3.0%
C.R. Bard, Inc.	67,500	5,537
Gen-Probe, Inc. (a)	119,400	4,400
HeartWare International, Inc. unit (a)	12,625,734	3,476
Hologic, Inc. (a)	184,704	2,597
Insulet Corp. (a)(d)	242,400	1,185
IRIS International, Inc. (a)	233,234	2,985
Meridian Bioscience, Inc.	278,695	6,641
Mindray Medical International Ltd. sponsored ADR (d)	140,800	2,546
Quidel Corp. (a)	296,600	4,043
ThermoGenesis Corp. (a)(e)	3,357,812	1,310
		34,720
Health Care Providers & Services - 2.2%
Assisted Living Concepts, Inc. Class A (a)	508,300	2,374
athenahealth, Inc. (a)	183,800	5,023
Capital Senior Living Corp. (a)	611,000	1,662
Dialysis Corp. of America (a)	254,254	1,767
Emeritus Corp. (a)(d)	175,208	1,195
Express Scripts, Inc. (a)	35,000	2,013
Henry Schein, Inc. (a)	123,300	4,406
LHC Group, Inc. (a)	227,133	7,582
		26,022
Health Care Technology - 0.7%
Cerner Corp. (a)(d)	70,300	2,529
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Health Care Technology - continued
IMS Health, Inc.	141,200	$ 1,857
MedAssets, Inc.	252,000	3,200
		7,586
Life Sciences Tools & Services - 1.6%
Covance, Inc. (a)	55,900	2,185
Illumina, Inc. (a)	216,000	4,754
Pharmaceutical Product Development, Inc.	93,400	2,460
QIAGEN NV (a)	372,400	6,007
Techne Corp.	52,100	3,231
		18,637
Pharmaceuticals - 2.2%
Johnson & Johnson	224,000	13,122
Schering-Plough Corp.	259,800	4,367
Wyeth	174,200	6,273
XenoPort, Inc. (a)	72,300	2,273
		26,035
TOTAL HEALTH CARE		172,471
INDUSTRIALS - 13.6%
Aerospace & Defense - 1.8%
BE Aerospace, Inc. (a)	100,000	818
Raytheon Co.	263,900	12,878
Spirit AeroSystems Holdings, Inc. Class A (a)	100,000	905
Stanley, Inc. (a)	100,000	3,190
The Boeing Co.	75,000	3,197
		20,988
Air Freight & Logistics - 1.9%
C.H. Robinson Worldwide, Inc.	122,000	6,232
Forward Air Corp.	182,700	4,224
Hub Group, Inc. Class A (a)	233,916	6,246
United Parcel Service, Inc. Class B	38,600	2,223
UTI Worldwide, Inc.	268,000	2,873
		21,798
Airlines - 0.3%
Delta Air Lines, Inc. (a)	404,400	3,563
Commercial Services & Supplies - 3.9%
Casella Waste Systems, Inc. Class A (a)	215,000	1,077
Clean Harbors, Inc. (a)(d)	294,600	18,598
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Commercial Services & Supplies - continued
Corrections Corp. of America (a)	334,500	$ 6,051
Fuel Tech, Inc. (a)(d)	124,487	1,100
Healthcare Services Group, Inc. (d)	286,100	4,549
Stericycle, Inc. (a)	80,200	4,595
Tetra Tech, Inc. (a)	186,400	3,735
Waste Management, Inc.	188,600	5,507
		45,212
Electrical Equipment - 3.8%
Evergreen Solar, Inc. (a)(d)	782,059	2,135
First Solar, Inc. (a)	68,200	8,514
Q-Cells SE (a)(d)	413,400	13,877
Renewable Energy Corp. AS (a)(d)	1,726,700	16,309
Suntech Power Holdings Co. Ltd. sponsored ADR (a)(d)	157,700	1,347
Vestas Wind Systems AS (a)	50,100	2,272
		44,454
Machinery - 0.8%
Badger Meter, Inc.	93,900	2,946
ITT Corp.	83,900	3,512
Pentair, Inc.	128,500	3,195
		9,653
Professional Services - 0.7%
Equifax, Inc.	126,600	3,222
Monster Worldwide, Inc. (a)(d)	158,600	1,819
Robert Half International, Inc.	165,500	3,457
		8,498
Road & Rail - 0.3%
Landstar System, Inc.	91,300	2,934
Trading Companies & Distributors - 0.1%
W.W. Grainger, Inc.	20,000	1,411
TOTAL INDUSTRIALS		158,511
INFORMATION TECHNOLOGY - 13.4%
Communications Equipment - 2.7%
Ciena Corp. (a)	260,100	1,925
Cisco Systems, Inc. (a)	1,079,500	17,855
Corning, Inc.	631,300	5,688
Juniper Networks, Inc. (a)	361,000	6,274
		31,742
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Computers & Peripherals - 0.8%
International Business Machines Corp.	116,800	$ 9,531
Electronic Equipment & Components - 0.9%
Acacia Research Corp. - Acacia Technologies (a)	612,800	1,753
Arrow Electronics, Inc. (a)	125,000	1,725
Everlight Electronics Co. Ltd.	871,077	1,098
Itron, Inc. (a)(d)	74,500	3,530
Universal Display Corp. (a)(d)	280,700	2,046
		10,152
Internet Software & Services - 1.3%
DealerTrack Holdings, Inc. (a)	127,300	1,509
Equinix, Inc. (a)(d)	104,500	4,745
Omniture, Inc. (a)(d)	483,690	4,808
Terremark Worldwide, Inc. (a)(d)	779,900	2,831
VistaPrint Ltd. (a)	99,607	1,629
		15,522
IT Services - 2.4%
Fidelity National Information Services, Inc.	103,200	1,773
Lender Processing Services, Inc.	85,200	1,880
ManTech International Corp. Class A (a)	50,000	2,721
NCI, Inc. Class A (a)	100,000	2,878
Paychex, Inc.	162,400	4,589
The Western Union Co.	449,000	5,958
Visa, Inc.	155,300	8,163
		27,962
Semiconductors & Semiconductor Equipment - 2.0%
Applied Materials, Inc.	434,300	4,161
ASML Holding NV (NY Shares)	182,766	2,802
Epistar Corp.	1,042,317	992
Globe Specialty Metals, Inc. (Reg. S) (a)	150,000	825
Intel Corp.	603,100	8,323
MEMC Electronic Materials, Inc. (a)	104,500	1,570
Richtek Technology Corp.	563,255	2,162
Siliconware Precision Industries Co. Ltd. sponsored ADR (d)	514,471	2,120
		22,955
Software - 3.3%
Adobe Systems, Inc. (a)	238,000	5,512
Autonomy Corp. PLC (a)	1,145,500	16,495
Concur Technologies, Inc. (a)(d)	136,900	3,758
Nuance Communications, Inc. (a)(d)	274,700	2,522
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Software - continued
Quality Systems, Inc. (d)	167,700	$ 5,043
Salesforce.com, Inc. (a)	187,800	5,375
		38,705
TOTAL INFORMATION TECHNOLOGY		156,569
MATERIALS - 3.6%
Chemicals - 0.7%
Calgon Carbon Corp. (a)	153,300	1,958
Ecolab, Inc.	124,000	4,760
Zoltek Companies, Inc. (a)(d)	117,800	948
		7,666
Metals & Mining - 2.8%
Agnico-Eagle Mines Ltd.	50,100	1,963
Eldorado Gold Corp. (a)	707,700	4,275
Goldcorp, Inc.	319,400	9,015
Ivanhoe Mines Ltd. (a)	481,800	1,259
Kinross Gold Corp.	334,800	5,130
Lihir Gold Ltd. (a)	2,033,040	2,932
Newcrest Mining Ltd.	136,469	2,196
Newmont Mining Corp.	107,600	3,621
Searchlight Minerals Corp. (a)(d)	488,161	747
Timminco Ltd. (a)(d)	376,800	1,525
		32,663
Paper & Forest Products - 0.1%
Stella-Jones, Inc.	127,800	1,727
TOTAL MATERIALS		42,056
TELECOMMUNICATION SERVICES - 1.1%
Diversified Telecommunication Services - 1.1%
Level 3 Communications, Inc. (a)(d)	1,689,200	1,588
tw telecom, inc. (a)	429,800	3,279
Verizon Communications, Inc.	243,200	7,940
		12,807
UTILITIES - 2.4%
Electric Utilities - 1.1%
Entergy Corp.	54,300	4,621
Common Stocks - continued
	Shares	Value (000s)
UTILITIES - continued
Electric Utilities - continued
Exelon Corp.	67,500	$ 3,794
FPL Group, Inc.	92,900	4,530
		12,945
Independent Power Producers & Energy Traders - 0.2%
AES Corp. (a)	292,000	2,245
Multi-Utilities - 1.0%
NSTAR	155,200	5,510
Wisconsin Energy Corp.	90,000	3,911
YTL Corp. Bhd	993,500	1,810
		11,231
Water Utilities - 0.1%
Cascal BV	340,000	1,503
TOTAL UTILITIES		27,924
TOTAL COMMON STOCKS (Cost $1,433,531)		1,109,476
Preferred Stocks - 1.1%

Convertible Preferred Stocks - 0.8%
FINANCIALS - 0.4%
Commercial Banks - 0.3%
East West Bancorp, Inc. Series A, 8.00%	3,500	3,369
Diversified Financial Services - 0.1%
Ning, Inc. Series D 8.00% (a)(g)	419,580	1,649
TOTAL FINANCIALS		5,018
INFORMATION TECHNOLOGY - 0.4%
Software - 0.4%
Trion World Network, Inc. 8.00% (a)(g)	910,747	5,001
TOTAL CONVERTIBLE PREFERRED STOCKS		10,019
Preferred Stocks - continued
	Shares	Value (000s)
Nonconvertible Preferred Stocks - 0.3%
FINANCIALS - 0.3%
Commercial Banks - 0.3%
Royal Bank of Scotland Group PLC Series S, 6.60%	327,700	$ 3,090
TOTAL PREFERRED STOCKS (Cost $15,127)		13,109
Convertible Bonds - 0.2%
Principal Amount (000s)
ENERGY - 0.2%
Oil, Gas & Consumable Fuels - 0.2%
Chesapeake Energy Corp. 2.5% 5/15/37 (Cost $2,232)	$ 3,700	1,979
Money Market Funds - 9.9%
	Shares
Fidelity Cash Central Fund, 1.29% (b)	45,092,436	45,092
Fidelity Securities Lending Cash Central Fund, 1.11% (b)(c)	71,104,576	71,105
TOTAL MONEY MARKET FUNDS (Cost $116,197)		116,197
TOTAL INVESTMENT PORTFOLIO - 106.3% (Cost $1,567,087)		1,240,761
NET OTHER ASSETS - (6.3)%		(73,667)
NET ASSETS - 100%		$ 1,167,094
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $743,000 or 0.1% of net assets.

(g) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $6,650,000 or 0.6% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Ning, Inc. Series D 8.00%	3/19/08	$ 3,000
Trion World Network, Inc. 8.00%	8/22/08	$ 5,001
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 1,087
Fidelity Securities Lending Cash Central Fund	3,922
Total	$ 5,009
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Nexmed, Inc.	$ 8,895	$ -	$ 1,429	$ -	$ -
Summer Infant, Inc.	4,545	-	808	-	-
ThermoGenesis Corp.	11,750	-	959	-	1,310
Total	$ 25,190	$ -	$ 3,196	$ -	$ 1,310
Other Information

The following is a summary of the inputs used, as of November 30, 2008, involving the Fund's assets carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities	$ 1,240,761	$ 1,168,121	$ 65,990	$ 6,650
The following is a reconciliation of assets for which Level 3 inputs were used in determining value:
Investments in Securities (Amounts in thousands)
Beginning Balance	$ -
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	(1,351)
Cost of Purchases	8,001
Proceeds of Sales	-
Amortization/Accretion	-
Transfer in/out of Level 3	-
Ending Balance	$ 6,650

The information used in the above reconciliation represents fiscal year to date activity for any Investment Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	83.8%
Bermuda	2.6%
United Kingdom	2.2%
Canada	2.2%
Hong Kong	1.6%
Germany	1.4%
Norway	1.4%
Netherlands	1.1%
Others (individually less than 1%)	3.7%
100.0%
Income Tax Information
At November 30, 2008, the fund had a capital loss carryforward of approximately $147,972,000 all of which will expire on November 30, 2016.
The fund intends to elect to defer to its fiscal year ending November 30, 2009 approximately $72,834,000 of losses recognized during the period November 1, 2008 to November 30, 2008.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)	November 30, 2008

Assets
Investment in securities, at value (including securities loaned of $68,026) - See accompanying schedule: Unaffiliated issuers (cost $1,439,446)	$ 1,123,254
Fidelity Central Funds (cost $116,197)	116,197
Other affiliated issuers (cost $11,444)	1,310
Total Investments (cost $1,567,087)		$ 1,240,761
Cash		40
Receivable for investments sold		12,219
Receivable for fund shares sold		791
Dividends receivable		2,054
Interest receivable		4
Distributions receivable from Fidelity Central Funds		287
Prepaid expenses		17
Other receivables		13
Total assets		1,256,186

Liabilities
Payable for investments purchased	$ 15,878
Payable for fund shares redeemed	1,100
Accrued management fee	664
Other affiliated payables	284
Other payables and accrued expenses	61
Collateral on securities loaned, at value	71,105
Total liabilities		89,092

Net Assets		$ 1,167,094
Net Assets consist of:
Paid in capital		$ 1,713,176
Undistributed net investment income		5,506
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(225,248)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(326,340)
Net Assets, for 68,282 shares outstanding		$ 1,167,094
Net Asset Value, offering price and redemption price per share ($1,167,094 ÷ 68,282 shares)		$ 17.09

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended November 30, 2008

Investment Income
Dividends		$ 21,138
Interest		110
Income from Fidelity Central Funds (including $3,922 from security lending)		5,009
Total income		26,257

Expenses
Management fee Basic fee	$ 11,380
Performance adjustment	4,494
Transfer agent fees	3,412
Accounting and security lending fees	606
Custodian fees and expenses	148
Independent trustees' compensation	8
Registration fees	63
Audit	58
Legal	14
Interest	1
Miscellaneous	373
Total expenses before reductions	20,557
Expense reductions	(123)	20,434
Net investment income (loss)		5,823
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(201,246)
Other affiliated issuers	(16,073)
Foreign currency transactions	(424)
Futures contracts	(1,020)
Total net realized gain (loss)		(218,763)
Change in net unrealized appreciation (depreciation) on: Investment securities	(701,916)
Assets and liabilities in foreign currencies	41
Total change in net unrealized appreciation (depreciation)		(701,875)
Net gain (loss)		(920,638)
Net increase (decrease) in net assets resulting from operations		$ (914,815)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2008	Year ended November 30, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 5,823	$ 2,301
Net realized gain (loss)	(218,763)	366,050
Change in net unrealized appreciation (depreciation)	(701,875)	(12,729)
Net increase (decrease) in net assets resulting from operations	(914,815)	355,622
Distributions to shareholders from net investment income	(1,372)	-
Distributions to shareholders from net realized gain	(272,383)	(671,384)
Total distributions	(273,755)	(671,384)
Share transactions Proceeds from sales of shares	270,400	298,090
Reinvestment of distributions	257,045	620,141
Cost of shares redeemed	(446,918)	(782,472)
Net increase (decrease) in net assets resulting from share transactions	80,527	135,759
Total increase (decrease) in net assets	(1,108,043)	(180,003)

Net Assets
Beginning of period	2,275,137	2,455,140
End of period (including undistributed net investment income of $5,506 and undistributed net investment income of $3,238, respectively)	$ 1,167,094	$ 2,275,137
Other Information Shares
Sold	10,308	9,118
Issued in reinvestment of distributions	8,600	20,949
Redeemed	(18,485)	(24,354)
Net increase (decrease)	423	5,713

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended November 30,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 33.53	$ 39.51	$ 34.11	$ 30.71	$ 30.27
Income from Investment Operations
Net investment income (loss) B	.08	.03	(.03)	- G	(.05) E
Net realized and unrealized gain (loss)	(12.54)	4.78	5.43	3.40	.50
Total from investment operations	(12.46)	4.81	5.40	3.40	.45
Distributions from net investment income	(.02)	-	-	-	(.01)
Distributions from net realized gain	(3.96)	(10.79)	-	-	-
Total distributions	(3.98)	(10.79)	-	-	(.01)
Net asset value, end of period	$ 17.09	$ 33.53	$ 39.51	$ 34.11	$ 30.71
Total Return A	(42.23)%	16.29%	15.83%	11.07%	1.49%
Ratios to Average Net Assets C, F
Expenses before reductions	1.10%	.94%	.93%	.86%	.96%
Expenses net of fee waivers, if any	1.10%	.94%	.93%	.86%	.96%
Expenses net of all reductions	1.09%	.93%	.91%	.80%	.92%
Net investment income (loss)	.31%	.10%	(.07)%	(.01)%	(.18)%
Supplemental Data
Net assets, end of period (in millions)	$ 1,167	$ 2,275	$ 2,455	$ 3,411	$ 3,550
Portfolio turnover rate D	92%	87%	147%	120%	96%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.03 per share.

F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2008

(Amounts in thousands except ratios)

1. Organization.

Fidelity New Millennium Fund (the Fund) is a fund of Fidelity Mt. Vernon Street Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, are valued by independent pricing services or by dealers who make markets in

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Security Valuation - continued

such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund is subject to the provisions of Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" (SFAS 157), effective with the beginning of the Fund's fiscal year. SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy under SFAS 157 are described below:

Level 1	Quoted prices in active markets for identical securities.
Level 2

Prices determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.

Level 3

Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund's own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available.

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

The aggregate value by input level, as of November 30, 2008, for the Fund's investments, as well as a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining value, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Expenses - continued

Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service (IRS). Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to futures transactions, foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation, partnerships, and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 80,332
Unrealized depreciation	(411,920)
Net unrealized appreciation (depreciation)	(331,588)
Undistributed ordinary income	6,087
Capital loss carryforward	(147,972)

Cost for federal income tax purposes	$ 1,572,349

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	November 30, 2008	November 30, 2007
Ordinary Income	$ 85,686	$ -
Long-term Capital Gains	188,069	671,384
Total	$ 273,755	$ 671,384

New Accounting Pronouncement. In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (SFAS 161), was issued and is effective for reporting periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures to provide information about the reasons the Fund invests in derivative instruments, the accounting treatment and the effect derivatives have on financial performance.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Futures Contracts. The Fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase a fund's exposure to the underlying instrument, while selling futures tends to decrease a fund's exposure to the underlying instrument or hedge other fund investments. Upon entering into a futures contract, a fund is required to deposit with a clearing broker, no later than the following business day, an amount ("initial margin") equal to a certain percentage of the face value of the contract. The initial margin may be in the form of cash or securities and is transferred to a segregated account on settlement date. Subsequent payments ("variation margin") are made or received by a fund depending on the daily fluctuations in the value of the futures contract and are accounted for as unrealized gains or losses. Realized gains (losses) are recorded upon the expiration or closing of the futures contract. Losses may arise from

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Operating Policies - continued

Futures Contracts - continued

changes in the value of the underlying instruments or if the counterparties do not perform under the contract's terms.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,709,165 and $1,836,981, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .35% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the Fund's relative investment performance as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .85% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. Prior to January 1, 2008, Fidelity Service Company, Inc. (FSC), also an affiliate of FMR, was the Fund's transfer agent. For the period the transfer agent fees were equivalent to an annual rate of .18% of average net assets.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Accounting and Security Lending Fees. FSC, an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $22 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 7,108	3.04%	$ 1

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $4 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

8. Security Lending - continued

Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $104 for the period. In addition, through arrangements with the Fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody and transfer agent expenses by $2 and $17, respectively.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In December 2006, the Independent Trustees, with the assistance of independent counsel, completed an investigation regarding gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during the period 2002 to 2004. The Independent Trustees and FMR agreed that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and was worthy of redress. Accordingly, the Independent Trustees requested, and FMR agreed to make, a payment of $42 million plus accrued interest, which equaled approximately $7.3 million, to certain Fidelity mutual funds.

In March 2008, the Trustees approved a method for allocating this payment among the funds and, in total, FMR paid the fund $627, which is recorded in the accompanying Statement of Operations.

Annual Report

10. Other - continued

In a related administrative order dated March 5, 2008, the U.S. Securities and Exchange Commission ("SEC") announced a settlement with FMR and FMR Co., Inc. (an affiliate of FMR) involving the SEC's regulatory rules for investment advisers and the improper receipt of gifts, gratuities and business entertainment. Without admitting or denying the SEC's findings, FMR agreed to pay an $8 million civil penalty to the United States Treasury.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Mt. Vernon Street Trust and the Shareholders of Fidelity New Millennium Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity New Millennium Fund (a fund of Fidelity Mt. Vernon Street Trust) at November 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity New Millennium Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

January 29, 2009

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for Edward C. Johnson 3d and James C. Curvey, each of the Trustees oversees 222 funds advised by FMR or an affiliate. Messrs. Johnson and Curvey oversee 381 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (78)

Year of Election or Appointment: 1982

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (73)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-
present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (60)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Currently, Mr. Dirks serves as a member of the Board of Directors for Brookville Children's Services, Inc. (2009-present).

Alan J. Lacy (55)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb (global pharmaceuticals, 2007-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Ned C. Lautenbach (64)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (64)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (64)

Year of Election or Appointment: 2005

Ms. Small is a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College and as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy. In addition, she served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (69)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, he is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (59)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (58)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-
present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment firm), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Advisory Board Member and Executive Officers**:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (64)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (39)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Walter C. Donovan (46)

Year of Election or Appointment: 2007

Vice President of Fidelity's Equity Funds. Mr. Donovan also serves as President of FMR and FMR Co., Inc., and Executive Vice President of Fidelity Investments Money Management, Inc. (2007-present). Previously, Mr. Donovan served as Executive Vice President of FMR and FMR Co., Inc. (2005-2007) and Senior Vice President of FMR (2003-2005) and FMR Co., Inc. (2004-2005).

Bruce T. Herring (43)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Group Chief Investments Officer of FMR. Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds.

Scott C. Goebel (40)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Secretary of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

John B. McGinty, Jr. (46)

Year of Election or Appointment: 2008

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. McGinty is an employee of Fidelity Investments (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of FDC (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

Holly C. Laurent (54)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (50)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. She served as Chief Operating Officer of FPCMS from 2007 through July 2008. Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-
2007). Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was an audit partner with PwC's investment management practice.

Kenneth A. Rathgeber (61)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present).

Bryan A. Mehrmann (47)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (41)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Robert G. Byrnes (41)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Byrnes is an employee of Fidelity Investments (2005-present). Previously, Mr. Byrnes served as Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (54)
Year of Election or Appointment: 2004 Assistant Treasurer of the Fidelity funds. Mr. Lydecker is an employee of Fidelity Investments.
Paul M. Murphy (61)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (50)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions (Unaudited)

The Board of Trustees of New Millennium Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

Pay Date	Record Date	Dividends	Capital Gains
12/22/2008	12/19/2008	$0.09	$0.02

The fund designates 17% and 0% of the dividends distributed in December 2007 and January 2008, respectively as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 24% and 43% of the dividends distributed in December 2007 and January 2008, respectively as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2009 of amounts for use in preparing 2008 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on June 18, 2008. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of Votes	% of Votes
James C. Curvey
Affirmative	17,225,894,455.97	93.775
Withheld	1,143,576,838.95	6.225
TOTAL	18,369,471,294.92	100.000
Dennis J. Dirks
Affirmative	17,293,993,357.36	94.145
Withheld	1,075,477,937.56	5.855
TOTAL	18,369,471,294.92	100.000
Edward C. Johnson 3d
Affirmative	17,177,993,463.99	93.514
Withheld	1,191,477,830.93	6.486
TOTAL	18,369,471,294.92	100.000
Alan J. Lacy
Affirmative	17,280,786,578.16	94.073
Withheld	1,088,684,716.76	5.927
TOTAL	18,369,471,294.92	100.000
Ned C. Lautenbach
Affirmative	17,275,050,964.62	94.042
Withheld	1,094,420,330.30	5.958
TOTAL	18,369,471,294.92	100.000
Joseph Mauriello
Affirmative	17,289,869,110.18	94.123
Withheld	1,079,602,184.74	5.877
TOTAL	18,369,471,294.92	100.000
Cornelia M. Small
Affirmative	17,277,424,534.41	94.055
Withheld	1,092,046,760.51	5.945
TOTAL	18,369,471,294.92	100.000
	# of Votes	% of Votes
William S. Stavropoulos
Affirmative	17,208,188,881.25	93.678
Withheld	1,161,282,413.67	6.322
TOTAL	18,369,471,294.92	100.000
David M. Thomas
Affirmative	17,300,605,112.82	94.181
Withheld	1,068,866,182.10	5.819
TOTAL	18,369,471,294.92	100.000
Michael E. Wiley
Affirmative	17,286,179,501.56	94.103
Withheld	1,083,291,793.36	5.897
TOTAL	18,369,471,294.92	100.000
PROPOSAL 2
To amend the Declaration of Trust to reduce the required quorum for future shareholder meetings.A
	# of Votes	% of Votes
Affirmative	13,315,613,624.71	72.488
Against	3,865,535,580.46	21.043
Abstain	915,660,441.98	4.985
Broker Non-Votes	272,661,647.77	1.484
TOTAL	18,369,471,294.92	100.000

A Denotes trust-wide proposal and voting results.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity New Millennium Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2008 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved agreements with foreign sub-advisers Fidelity Management & Research (Japan) Inc. and Fidelity Management & Research (Hong Kong) Limited, as well as amendments to the fund's agreement with Fidelity Management & Research (U.K.) Inc.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board further considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fees on Fidelity's Institutional Money Market Funds and launching Class IV and Institutional Class of certain of these funds; (iii) reducing the transfer agent fees for the Fidelity Select Portfolios and Investor Class of the VIP funds; and (iv) launching Class K of 29 equity funds as a lower-fee class available to certain employer-sponsored retirement plans.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance, as well as the fund's relative investment performance measured against (i) a broad-based securities market index, and (ii) a custom peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2007, the fund's cumulative total returns, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a custom peer group of mutual funds defined by FMR based on categories assigned by Morningstar, Inc. The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below each chart corresponds to the percentile box and represents the percentage of funds in the peer group whose performance was equal to or lower than that of the fund. The fund's custom peer group, defined by FMR, is a peer group that FMR believes provides a more meaningful performance comparison than the peer group assigned by Morningstar, Inc., which assigns mutual funds to categories based on their investment styles as measured by their underlying portfolio holdings.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity New Millennium Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of the fund was in the first quartile for all the periods shown. The Board also stated that the investment performance of the fund compared favorably to its benchmark for all the periods shown.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

Annual Report

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 16% means that 84% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity New Millennium Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2007. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of the fund's total expenses, the Board considered the fund's management fee as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered current and historical total expenses of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the fund's total expenses ranked below its competitive median for 2007.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Annual Report

Based on its review, the Board concluded that the fund's total expenses were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's fund profitability methodology, the profitability of certain fund service providers, and profitability trends for certain funds; (iv) Fidelity's compensation structure for portfolio managers and key personnel, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (v) Fidelity's fee structures and rationale for recommending different fees among categories of funds; and (vi) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

FIL Investment Advisors

Fidelity Investments Japan Limited

FIL Investment Advisors
(U.K.) Ltd.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank
New York, NY

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) 1-800-544-5555

Automated line for quickest service

NMF-UANN-0109
1.786711.105

Item 2. Code of Ethics

As of the end of the period, November 30, 2008, Fidelity Mt. Vernon Street Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Joseph Mauriello is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Mr. Mauriello is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte Entities") in each of the last two fiscal years for services rendered to Fidelity Growth Company Fund (the "Fund"):

Services Billed by Deloitte Entities

November 30, 2008 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Growth Company Fund	$49,000	$-	$5,600	$-

November 30, 2007 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Growth Company Fund	$82,000	$-	$5,200	$-

A Amounts may reflect rounding.

The following table presents fees billed by PricewaterhouseCoopers LLP ("PwC") in each of the last two fiscal years for services rendered to Fidelity 130/30 Large Cap Fund, Fidelity Aggressive Growth Fund, and Fidelity New Millennium Fund (the "Funds"):

Services Billed by PwC

November 30, 2008 FeesA, B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity 130/30 Large Cap Fund	$44,000	$-	$3,400	$1,200
Fidelity Aggressive Growth Fund	$60,000	$-	$3,900	$3,600
Fidelity New Millennium Fund	$50,000	$-	$3,900	$2,900

November 30, 2007 FeesA, B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity 130/30 Large Cap Fund	$-	$-	$-	$-
Fidelity Aggressive Growth Fund	$67,000	$-	$3,800	$3,700
Fidelity New Millennium Fund	$55,000	$-	$2,900	$2,700

A Amounts may reflect rounding.

B The Fidelity 130/30 Large Cap Fund commenced operations on March 31, 2008.

The following table presents fees billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity Management & Research Company ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds ("Fund Service Providers"):

Services Billed by Deloitte Entities

	November 30, 2008A	November 30, 2007A
Audit-Related Fees	$745,000	$ -
Tax Fees	$2,000	$-
All Other Fees	$-	$-B

A Amounts may reflect rounding.

B Reflects current period presentation.

Services Billed by PwC

	November 30, 2008A	November 30, 2007A
Audit-Related Fees	$2,110,000	$-
Tax Fees	$2,000	$-
All Other Fees	$250,000	$150,000

A Amounts may reflect rounding.

"Audit-Related Fees" represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

"Tax Fees" represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

"All Other Fees" represent fees billed for assurance services provided to the fund or Fund Service Provider that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC and Deloitte Entities for services rendered to the Funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	November 30, 2008 A	November 30, 2007 A
PwC	$3,195,000	$1,475,000
Deloitte Entities	$1,465,000	$495,000B

A Amounts may reflect rounding.

B Reflects current period presentation.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC and Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of PwC and Deloitte Entities in their audits of the Funds, taking into account representations from PwC and Deloitte Entities, in accordance with Independence Standards Board Standard No. 1, regarding their independence from the Funds and their related entities and FMR's review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The Fidelity fund's Audit Committee must pre-approve all audit and non-audit services provided by a fund's independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund ("Covered Service") are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee on a periodic basis.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X ("De Minimis Exception")

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds' last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Not applicable.

(b) Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Mt. Vernon Street Trust

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	February 6, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	February 6, 2009
By:	/s/Christine Reynolds
Christine Reynolds
Chief Financial Officer

Date:	February 6, 2009